UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARBUTUS BIOPHARMA CORPORATION
(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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April 8, 2016

Dear Shareholder:

You are cordially invited to attend Arbutus Biopharma Corporation’s 2016 Annual General and Special Meeting of Shareholders (the “Meeting”) to be held on Thursday, May 19, 2016.  The Meeting will be held at the Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia beginning at 2:00pm (Pacific Time).  The formal meeting notice and management proxy circular and proxy statement for the Meeting describe the matters to be presented at the Meeting.

Whether or not you plan to attend the Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Meeting.  Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Meeting.

Sincerely,

/s/ Vivek Ramaswamy

Vivek Ramaswamy, Chairman of the Board

ARBUTUS BIOPHARMA CORPORATION
100-8900 Glenlyon Parkway
Burnaby, British Columbia V5J 5J8

NOTICE OF ANNUAL GENERAL AND SPECIAL
MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 19, 2016

Dear Shareholders of Arbutus Biopharma Corporation:

NOTICE IS HEREBY GIVEN that the 2016 annual general and special meeting (the “Meeting”) of the shareholders (“Shareholders”) of Arbutus Biopharma Corporation, a British Columbia corporation (“Arbutus”) will be held on Thursday, May 19, 2016 at 2:00 pm (Pacific Time) at the Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia in Vancouver, British Columbia, for the following purposes:

1.	RECEIVE ANNUAL FINANCIAL STATEMENTS. To receive the audited consolidated financial statements of Arbutus for the year ended December 31, 2015 and the report of the independent auditor thereon;

2.
ELECTION OF DIRECTORS.  To elect the seven directors of Arbutus named in the accompanying Management Proxy Circular on Proxy Statement to serve until the 2017 annual general meeting of the Shareholders or until their successors have been duly elected and qualified;

3.	RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR. To ratify the appointment of KPMG LLP as our independent auditor for the fiscal year ended December 31, 2016;

4.
APPROVAL OF AMENDMENTS TO THE ARBUTUS 2011 OMNIBUS SHARE COMPENSATION PLAN. To approve certain amendments to the 2011 Omnibus Share Compensation Plan as more fully described in the accompanying Management Proxy Circular and Proxy Statement;

5.	APPROVAL OF THE 2016 OMNIBUS SHARE AND INCENTIVE PLAN. To approve the 2016 Omnibus Share and Incentive Plan and reserve for issuance 5,000,000 common shares thereunder; and

6.	ANY OTHER BUSINESS. To transact such other business as may properly come before the Meeting, or at any adjournments or postponements thereof.
The foregoing matters are more fully described in the accompanying Management Proxy Circular and Proxy Statement. We recommend that Shareholders vote FOR the matters listed above.

Arbutus is sending meeting materials for the Meeting to Shareholders using the “notice and access” provisions of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer.  Pursuant to such provisions Arbutus provides Shareholders with a notice on how they may access the Management Proxy Circular and Proxy Statement on the Internet instead of providing a paper copy. The notice also provides information on how Shareholders may obtain copies of our proxy materials if they so choose.

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting of Shareholders to be held on Thursday, May 19, 2016:  This notice of Annual General and Special Meeting of Shareholders, the Management Proxy Circular and  Proxy Statement, and our annual report on Form 10-K for fiscal 2015 are available at http://investor.arbutusbio.com/financials.cfm.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Vivek Ramaswamy
Vivek Ramaswamy, Chairman of the Board
Vancouver, British Columbia
April 8, 2016

YOUR VOTE IS VERY IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE REVIEW THE PROXY MATERIALS CAREFULLY AND VOTE AS PROMPTLY AS POSSIBLE.  PLEASE REFER TO THE SECTION ENTITLED “QUESTIONS ABOUT VOTING” ON PAGE 6 OF THE MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT FOR A DESCRIPTION OF HOW TO VOTE YOUR SHARES

ARBUTUS BIOPHARMA CORPORATION
100-8900 Glenlyon Parkway
Burnaby, British Columbia V5J 5J8
_______________________________

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT
_______________________________

2016 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 19, 2016

This management proxy circular and proxy statement (“Proxy Statement/Circular”) is furnished in connection with the solicitation of proxies by the management of Arbutus Biopharma Corporation, a British Columbia corporation, for use at the annual general and special meeting (the “Meeting”), or at any adjournments or postponements thereof, of its holders of Common Shares (“Shareholders”) to be held on Thursday, May 19, 2016 at the time and place and for the purposes set forth in the accompanying notice of the Meeting.

In this Proxy Statement/Circular, references to “the Company,” “Arbutus,” “we,” and “our” refer to Arbutus Biopharma Corporation. “Common Shares” means common shares without par value in the capital of the Company. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement/Circular are as of April 8, 2016.

To achieve greater comparability with our competitors’ financial information and improve the understandability of our financial information for our United States investors, effective October 1, 2013, Arbutus is using United States dollars as our reporting currency. Additionally, effective January 1, 2016, Arbutus' functional currency is the United States dollar. The information provided in this Proxy Statement/Circular is provided in United States dollars unless otherwise stated.

Whether or not you plan to attend the Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Meeting and vote your Common Shares in person if you wish. Please note, however, that if your Common Shares are held of record by an Intermediary or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your Intermediary or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement/Circular.

QUESTIONS ABOUT VOTING

Why did I receive this Proxy Statement/Circular?

Arbutus has sent this Notice of Annual General Meeting and Proxy Statement/Circular, because our management is soliciting your proxy to vote at the Meeting. This Proxy Statement/Circular contains information about the matters to be voted on at the Meeting and important information about Arbutus. As many of our Shareholders are expected to be unable to attend the Meeting in person, proxies are solicited to give each Shareholder an opportunity to vote on all matters that will properly come before the Meeting. References in this Proxy Statement/Circular to the Meeting include any adjournments or postponements of the Meeting.

We delivered a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 8, 2016 to all of our Shareholders entitled to receive notice of and vote at the Meeting.  This Notice provides instructions to view the proxy materials for the Meeting, including this Proxy Statement/Circular, on the Internet at http://investor.arbutusbio.com/financials.cfm. The Notice also provides information on how Shareholders may obtain paper copies of our proxy materials if they so choose.

What are the date, time and place of the Meeting?

The Meeting will be held at the Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia, on Thursday, May 19, 2016, at 2:00 pm (Pacific Time).

Who can vote at the Meeting?

Only Shareholders as of the close of business on the record date Wednesday, March 30, 2016 are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement/Circular and the accompanying proxy.

At the close of business on the record date Wednesday March 30, 2016, 54,625,703 Common Shares of Arbutus were issued and outstanding.

Each Shareholder is entitled to one vote per Common Share held on all matters to come before the Meeting. Common Shares of Arbutus are the only securities of Arbutus which will have voting rights at the Meeting.

What is the quorum for the Meeting?

To transact business at the Meeting, a quorum of Shareholders must be present at the commencement of the Meeting, either in person or by proxy. Under Arbutus’ amended Articles of Incorporation, a quorum for the transaction of business at the Meeting is the presence, in person or by proxy, of 33 1/3% of the Common Shares outstanding.

How do I Vote?

The voting process is different depending on whether you are a Registered or Beneficial Shareholder:

•	You are a Registered Shareholder if your Common Shares are registered in your name;

•	You are a Beneficial Shareholder if your shares are held on your behalf by an Intermediary. This means the shares are registered in your Intermediary’s name, and you are the beneficial owner.

•	“Intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders

Registered Shareholder: Common Shares Registered in Your Name

If you are a Registered Shareholder, you may vote in person at the Meeting or by proxy whether or not you attend the Meeting in person.

•
To vote over the Internet, go to www.cstvotemyproxy.com and follow the online voting instructions and refer to your holder account number and proxy access number provided on the Notice of Internet Availability of Proxy Materials (the “Notice”), or if you request a paper copy of the proxy materials, the enclosed proxy card. To vote via the Internet, you will need to use the control number appearing on your Notice or your proxy card. Internet voting is available 24 hours a day.

•	To vote in person at the Meeting, please come to the Meeting with personal identification and proof of ownership and we will give you an attendance card when you arrive.

•
To vote by mail, you must request a paper copy of the proxy materials with an enclosed proxy card; please promptly complete, sign and return your proxy card to our transfer agent ensure that it is received prior to the closing of the polls at the Meeting: CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1 (mail) or 1600-1066 West Hastings St., Vancouver, BC V6E 3X1.

•	To vote by telephone, call 1-888-489-5760 (toll free in North America) and follow the instructions and refer to your holder account number and proxy access number provided on the Notice or proxy card.

•	To vote by facsimile, fax your completed and signed proxy card to 1-866-781-3111 (toll free in North America) or 1-416-368-2502.

•	To vote by email, send your completed and signed proxy card to proxy@canstockta.com.

In each case, the vote must be submitted no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The chair of the Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be submitted seven calendar days after the date on which it was mailed to you.

Beneficial Shareholder: Common Shares Registered in the Name of an Intermediary such as a Brokerage Firm, Bank, Dealer or other Similar Organization

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Beneficial Shareholders should note that in order to vote in person at the Meeting, you must request in writing that your Intermediary send you a legal proxy which would enable you to attend the Meeting and vote your Common Shares.

If your Common Shares are listed in an account statement provided to you by a broker, then in almost all cases your Common Shares will not be registered in your name on the records of Arbutus. In such circumstances your Common Shares will more likely be registered under the names of your broker or an agent of that broker. In the United States, the vast majority of such Common Shares of Arbutus are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of Shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients.

The Proxy Statement/Circular is being sent to both Registered Shareholders and Beneficial Shareholders. There are two kinds of Beneficial Shareholders — those who object to their names being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners), and those who do not object (called NOBOs for Non-Objecting Beneficial Owners).

Arbutus is taking advantage of National Instrument 54-101 - Communications with Beneficial Owners of Securities of a Reporting Issuer, which permits it to deliver proxy-related materials indirectly to its NOBOs and OBOs. As a result, if you are a NOBO or OBO you can expect to receive Meeting materials from your Intermediary via Broadridge Financial Solutions Inc. (“Broadridge”), including a voting information form (“VIF”). If you receive a VIF, you should follow the instructions in the VIF to ensure that your Common Shares are voted at the Meeting. The VIF or form of proxy will name the same individuals as Arbutus' proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Shareholder of Arbutus) other than the individuals designated in the VIF, to represent you at the Meeting. To exercise this right, you should insert the name of your desired representative in the blank space provided in the VIF. The completed VIF must then be returned in accordance with the instructions in the VIF. Broadridge then tabulates the results of all instructions received and completed in accordance with the instructions provided in the VIF and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. If you receive a VIF from Broadridge, you cannot use it to vote Common Shares directly at the Meeting – the VIF must be completed and returned in accordance with its instructions, well in advance of the Meeting in order to have your Common Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you, may attend at the Meeting as proxyholder for your Intermediary and vote your Common Shares in that capacity. If you wish to attend the Meeting and indirectly vote your Common Shares as proxyholder for your Intermediary, or to have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the VIF provided to you and return the same in accordance with the deadlines and instructions provided in the VIF, well in advance of the Meeting.

These proxy materials are being sent to both Registered and Beneficial Shareholders. If you are a Beneficial Shareholder, and Arbutus or its agent has sent these materials to you, your name and address and information about your holdings of Common Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

Corporate Shareholders

In order to be entitled to vote or to have its shares voted at the Meeting, a Shareholder which is a corporation (a “Corporate Shareholder”) must either (a) attach a certified copy of the directors’ resolution authorizing a representative to attend the Meeting on the Corporate Shareholder’s behalf, or (b) attach a certified copy of the directors’ resolution authorizing the completion and delivery of the proxy.

What am I voting on at the Meeting?

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect seven directors named in this Proxy Statement/Circular (“Proposal No. 1”);

2.	To ratify the appointment of KPMG LLP as our independent auditor for the fiscal year ended December 31, 2016 (“Proposal No. 2”);

3.
To approve amendments to our 2011 Omnibus Share Compensation Plan necessary in order for awards to qualify as “performance-based compensation” under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and to address certain administrative matters (the “2011 Plan”) (“Proposal No. 3”);

4.	To approve the 2016 Omnibus Share and Incentive Plan (the “2016 Plan”) (“Proposal No. 4”);

5.
To transact such other business as may properly come before the Meeting, or at any adjournments or postponements thereof. As of the date of this Proxy Statement/Circular, the Board of Directors of the Company (the “Board of Directors” or “Board”) is not aware of any such other matters.

How does the Board recommend that I vote?

Our Board of Directors recommends that each Shareholder vote “FOR” each of the proposals listed above.

What vote is required in order to approve each proposal?

•
Proposal No. 1: Under Arbutus' majority voting policy each director nominee must receive more “For” votes than “Withhold” votes in order for their appointment to be immediately approved.  In an uncontested election, any nominee who receives a greater number of “Withhold” votes from his or her election than “For” such election is required to tender his or her resignation to the Board promptly following the vote. The Board (excluding any director that has tendered a resignation) will consider the director’s offer to resign and decide whether or not to accept it within 90 days of receiving the final voting results of the Meeting. Arbutus' majority voting policy is more fully described below under “Statement on Corporate Governance - Director Election and Majority Voting Policy”.

•	Proposal No. 2: The appointment of KPMG LLP as our independent auditor requires a majority of the votes cast at the Meeting and votes cast only includes those votes cast "For" the proposal.

•
Proposal No. 3: The proposal to approve the amendments to our 2011 Plan will be approved if a majority of the votes are cast in favor of the proposal, meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal.

•
Proposal No. 4: The proposal to approve our 2016 Plan and reserve 5,000,000 shares of common stock for grant thereunder will be approved if a majority of the votes are cast in favor of the proposal, meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal.

Proxies returned by Intermediaries as “broker non-votes” because the Intermediary has not received instructions from the Beneficial Shareholder with respect to the voting of certain of Common Shares and under applicable stock exchange or other rules, the Intermediary does not have the discretion to vote those Common Shares on one or more of the matters that come before the Meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Common Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

What impact does a “Withhold” or “Abstain” vote have?

When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. For voting matters that allow a Shareholder to “Withhold” or “Abstain,” the shares will be voted as set forth below.

•
Proposal No. 1: With respect to each nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of our majority voting policy which is described below under “Statement on Corporate Governance – Director Election and Majority Voting Policy”.

•
Proposal No. 2: With respect to the ratification of the appointment of the independent auditor, you may either vote “For” such appointment or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of the independent auditor, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of the independent auditor, your vote will not be counted as a vote cast for the purposes of ratifying the appointment of the independent auditor.

•
Proposals No. 3 and 4:You may either vote “For” or “Against” the proposals regarding our 2011 and 2016 compensation plans, or “Abstain”. If you cast your vote “For” or “Against” either proposal, your Common Shares will be voted accordingly. Abstentions are not considered votes cast, and they will have no effect on the voting for these proposals.

What is the effect if I do not cast my vote?

If a Registered Shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Meeting. If a Beneficial Shareholder does not instruct its Intermediary on how to vote on any of the items of business at the Meeting, the Intermediary has discretionary authority to vote the Beneficial Shareholder’s shares on Proposal No. 2, but the Intermediary does not have discretionary authority to vote the Beneficial Shareholder’s shares on the rest of the proposals or any unusual item, so no votes will be cast on behalf of such Beneficial Shareholder with respect to such item. If you have further questions on this issue, please contact your Intermediary or Arbutus (as provided below).

How will proxies be exercised?

The Common Shares represented by proxy will be voted or withheld from voting in accordance with your instructions. With respect to any amendments or variations in any of the Proposals, or any other matters which may properly come before the Meeting, the Common Shares will be voted by a proxyholder as he or she in their sole discretion sees fit.

Where you do not specify a vote on a Proposal shown in the Proxy Statement/Circular, a nominee of management acting as proxyholder will vote the Common Shares as if you had specified an affirmative vote.

What does it mean if I receive more than one set of proxy materials?

This means that you own Common Shares that are registered under different names. For example, you may own some Common Shares directly as a Registered Shareholder and other Common Shares as a Beneficial Shareholder through an Intermediary, or you may own Common Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and VIFs in order to vote all of the Common Shares you own. Please make sure you return each proxy card or VIF in the accompanying return envelope. You may also vote by Internet, telephone, facsimile or email by following the instructions.

How do I appoint a proxyholder?

The individuals named in the proxy card are directors or officers of Arbutus. If you are a Shareholder entitled to vote at the Meeting, you have the right to appoint a person or company other than the designees of management named in the proxy card, who need not be a Shareholder of the Company, to vote according to your instructions. To appoint someone other than the designees of management named, please insert your appointed proxyholder’s name in the space provided in the proxy card, sign and date and return the proxy card in accordance with the instructions set out in the proxy card.

The only methods by which you may appoint a person as proxy are submitting a proxy card by mail, hand delivery or fax.

Can I revoke my proxy?

In addition to revocation in any other manner permitted by law, if you are a Registered Shareholder and you wish to revoke your proxy, you may do so by depositing a written instrument to that effect and delivering it to CST Trust Company PO Box 721, Agincourt, ON M1S 0A1, or by hand to 1600-1066 West Hastings St., Vancouver, BC V6E 3X1 (hand delivery) or to the address of the registered office of Arbutus at Farris, Vaughan, Wills & Murphy LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention R. Hector MacKay-Dunn, Q.C., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy has been given has been taken.

If you are a Registered Shareholder and you wish to revoke your proxy by providing a written instrument to such effect, such written instrument must be executed in writing by you or your legal personal representative or trustee in bankruptcy, or, if you are a corporation that is a Registered Shareholder, by the corporation or a representative of the corporation appointed in accordance with Arbutus' Articles.

Beneficial Shareholders who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their Intermediaries to change the vote and, if necessary, revoke their proxy.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

The solicitation of proxies will be primarily by mail, but Arbutus' directors, officers and regular employees may also solicit proxies personally or by telephone. Arbutus will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. Arbutus has arranged for Intermediaries to forward the Meeting materials to Beneficial Shareholders of Arbutus held of record by those Intermediaries and Arbutus may reimburse the Intermediaries for their reasonable fees and disbursements in that regard.

Are Meeting materials being provided by way of notice-and-access?

Arbutus is sending meeting materials for the Meeting to Shareholders using the “notice and access” provisions of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer. Pursuant to such provisions, the Company provides Shareholders with a notice on how they may access the Proxy Statement/Circular electronically instead of providing a paper copy.

How can I make a Shareholder proposal for the 2017 Annual General Meeting?

If you want to propose a matter for consideration at our 2017 Annual General Meeting, then that proposal must be received at our registered office at 25th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 by December 9, 2016. For a proposal to be valid, it must comply with either the Business Corporations Act (British Columbia) (the “BCBCA”) or the Securities Exchange Act of 1934 (United States) (the “Exchange Act”).

In order for a Shareholder proposal to be eligible under the BCBCA, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Common Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial owner of our Common Shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

In order for a Shareholder proposal to be eligible under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, and the Shareholder must have continuously held at least $2,000 in market value, or 1%, of the Common Shares entitled to be voted on the proposal at the meeting, for at least one year by the date the Shareholder submits the proposal. The Shareholder must continue to hold those Common Shares through the date of the meeting.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the BCBCA or a Shareholder proposal made pursuant to the BCBCA provisions described above, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, a copy of which is attached as Exhibit B to the March 27, 2013 management information circular of the Company which can be found under the Company’s profile at www.sedar.com or www.sec.gov.

What if amendments are made to the Proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the Proposals shown in the Proxy Statement/Circular, or any other matters which may properly come before the Meeting, the Common Shares will be voted by the appointed nominee as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement/Circular, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at www.sec.gov/edgar.shmtl within four business days of the Meeting

 Whom should I contact if I have questions concerning the Proxy Statement/ Circular or voting?

If you have questions concerning the information contained in this Proxy Statement/Circular or require assistance in voting, you may contact Arbutus by letter, phone, fax or through our website as follows:

Arbutus Biopharma Corporation
Attn: Bruce Cousins
Executive Vice President and Chief Financial Officer
100-9800 Glenlyon Parkway
Burnaby, British Columbia, Canada
V5J 5J8
Phone: 604-419-3200
Fax: 604-419-3201
Website: http://www.arbutusbio.com/

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are using the Internet as our primary means of furnishing proxy materials to Shareholders. Consequently, Shareholders will not receive paper copies of our proxy materials unless they request them. We will send Shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement/Circular and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how Shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

SEC rules allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more Shareholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that Shareholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements.

If your household would like to receive single rather than duplicate mailings in the future, and you are a Registered Shareholder, please write to CST Trust Company, PO Box 700, Station B, Montreal, PQ, H3B 3K3, call 800-387-0825 (in North America); 416-682-3860 (outside of North America), or email inquiries@canstockta.com. Each Shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing Shareholders to consent to such elimination, or through implied consent if a Shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer Shareholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year’s proxy materials, please contact CST Trust Company as specified above.

NOTICE TO SHAREHOLDERS IN THE UNITED STATES

The solicitation of proxies involve securities of an issuer located in Canada and are being effected in accordance with the corporate laws of the Province of British Columbia, Canada and securities laws of the provinces of Canada.

The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that Arbutus is incorporated under the Business Corporations Act (British Columbia), as amended, certain of its executive officers are residents of Canada and a substantial portion of its assets and the assets of such persons are located outside the United States. Shareholders may not be able to sue a foreign company or its officers in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company and its officers to subject themselves to a judgment by a United States court.

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers and directors and their ages as of April 8, 2016, are as follows:

Name	Age	Position(s)
Mark Murray*	67	President and Chief Executive Officer, and Director
Bruce Cousins	55	Executive Vice President and Chief Financial Officer
Mark Kowalski	61	Chief Medical Officer
Peter Lutwyche	50	Chief Technology Officer
Patrick Higgins	59	Chief Business Officer
Michael Sofia	58	Chief Scientific Officer
Elizabeth Howard	62	Executive Vice President and General Counsel
Michael Abrams	59	Managing Director
Vivek Ramaswamy*	30	Chairman of the Board
Herbert Conrad*+^†	83	Director
Richard Henriques*+†	60	Director
Frank Karbe*+^†	47	Director
Keith Manchester*^	47	Director
William Symonds*	48	Chief Development Officer and Director
________________
*    Nominee for election to Board
+    Member of the Audit Committee
^    Member of the Corporate Governance and Nominating Committee
†    Member of the Executive Compensation and Human Resources Committee

Biographies for our executive officers appear in our annual report on Form 10-K for the fiscal year ended December 31, 2015. The following are brief biographies of nominees for the position of director:

Vivek Ramaswamy, Chairman. Mr. Ramaswamy has served as a Director since March 4, 2015. He has also served as a director of our subsidiary Arbutus Biopharma, Inc. (formerly “OnCore Biopharma, Inc.”) (“Arbutus Inc.”) since August 2014. Mr. Ramaswamy is currently the President and Chief Executive Officer of Roivant Sciences, Inc., a drug development and commercialization company that is wholly owned by Roivant Sciences Ltd., a position he has held since May 2014. From August 2007 to May 2014, Mr. Ramaswamy was a member of the investment team at QVT Financial LP. In addition, in 2007 Mr. Ramaswamy co-founded and served as the President of Campus Venture Network, a technology company that was acquired in 2009. Mr. Ramaswamy received his A.B. degree, summa cum laude, in Biology from Harvard College and a J.D. degree from Yale Law School.

Mark Murray, Ph.D., President and Chief Executive Officer and Director. Dr. Murray has served as our President, Chief Executive Officer and a Director since May 2008 when Arbutus and Protiva Biotherapeutics, Inc. merged. Previously, he was the President and CEO and founder of Protiva since its inception in 2000. Dr. Murray has over 20 years of experience in both the R&D and business development and management facets of the biotechnology industry. Dr. Murray has held senior management positions at ZymoGenetics and Xcyte Therapies. Since entering the biotechnology industry Dr. Murray has successfully completed numerous and varied partnering deals, directed successful research and product development programs, been responsible for strategic planning programs, raised millions of dollars in capital, and executed extensive business development initiatives in the U.S., Europe and Asia. Dr. Murray obtained his Ph.D. in Biochemistry from the University of Oregon Health Sciences University and was a Damon Runyon-Walter Winchell post-doctoral research fellow for three years at the Massachusetts Institute of Technology.

Herbert J. Conrad, Director. Mr. Conrad has served as a Director since March 4, 2015. He was President of the Pharmaceuticals Division of Hoffmann-La Roche Ltd., a pharmaceuticals and diagnostics company, from 1982 until his retirement in 1993. He previously served as Chairman of Pharmasset Inc. through its acquisition by Gilead Sciences, Inc. in 2012. In addition, he has served as both Chairman and Director for numerous companies; including Chairman for GenVec, Sapphire Therapeutics, and Bone Care International; and Director for Gensia Sicor, Dura Pharmaceuticals, UROCOR, Savient Pharmaceuticals, and Symphony Evolution. He was a co-founder and Director of Reliant Pharmaceuticals. Mr. Conrad currently serves as a Director of Celldex Therapeutics, Chairman for Matinas Bio Pharma, and as an advisor to the Seaver

Autism Center at Mount Sinai Hospital. He received his B.S. and M.S. degrees from the Brooklyn College of Pharmacy and an honorary Doctorate in Humane Letters from Long Island University.

Richard C. Henriques, Director. Mr. Henriques has served as a Director since March 4, 2015. He is currently a Senior Fellow at the University of Pennsylvania with a focus on impact investing and provides business advisory services to a number of social entrepreneurs. He recently served as Chief Financial Officer for the Bill & Melinda Gates Foundation. In this role, Mr. Henriques was responsible for finance and accounting, financial planning and analysis, strategic planning, measurement and evaluation, program related investments and information technology. Mr. Henriques’ background includes more than 25 years working at Merck & Co., Inc. During this time, he served as Senior Vice President of Finance for Global Human Health, Vice President and Corporate Controller, and Principal Accounting Officer, among other roles. Mr. Henriques was responsible for the Corporate Controller’s Group, which provided direct financial support for Merck’s worldwide human health commercial operations. Mr. Henriques currently serves as a member of the Board of Directors for the Moyer Foundation, the Pennsylvania State Chapter of The Nature Conservancy and Episcopal Community Services (a Philadelphia based social services organization). He holds a B.A. in Oriental Studies from the University of Pennsylvania and an M.B.A. with a concentration in Finance from The Wharton School.

Frank Karbe, Director. Mr. Karbe has served as a Director since January 2010. Mr. Karbe is currently President of Bigsley Event House, a leading global mass participation events platform. Until June 2014, Mr. Karbe was the Executive Vice President and Chief Financial Officer of Exelixis, Inc., a NASDAQ-listed biotechnology company. Prior to joining Exelixis in 2004, Mr. Karbe worked as an investment banker for Goldman Sachs & Co., where he served most recently as Vice President in the healthcare group focusing on corporate finance and mergers and acquisitions in the biotechnology industry. Prior to joining Goldman Sachs in 1997, Mr. Karbe held various positions in the finance department of The Royal Dutch/Shell Group in Europe. Mr. Karbe holds a Diplom-Kaufmann from the WHU-Otto Beisheim Graduate School of Management, Koblenz, Germany (equivalent to a U.S. Masters of Business Administration).

Keith Manchester, M.D. Dr. Manchester has served as a Director since March 4, 2015. He has also served as a director of our subsidiary Arbutus Inc. since November 2014. Dr. Manchester has been a Managing Director and Head of Life Sciences for QVT Financial LP, an investment firm, where he has been employed since 2005, and focuses on investments in both publicly traded and privately owned life sciences companies. QVT Financial's address is 1177 Ave of the Americas #7, New York, NY 10036. Prior to joining QVT Financial, Dr. Manchester was Vice President of Business Development from 2002 to 2004 and Director of Business Development from 2000 to 2002 at Applied Molecular Evolution, Inc., a biotechnology company. From 1999 to 2000, Dr. Manchester was an associate at Vestar Capital Partners, a private equity firm. From 1997 to 1999, Dr. Manchester was an investment banker in the healthcare group at Goldman, Sachs & Co. Dr. Manchester received his A.B. degree from Harvard College and his M.D. degree from Harvard Medical School.

William T. Symonds, Pharm.D., Chief Development Officer and Director. Dr. Symonds has served as a Director since March 4, 2015. He has also served as a director of our subsidiary Arbutus Inc. since August 2014 and as its Senior Advisor since November 2014. Dr. Symonds is currently the Senior Vice-President of Clinical Research at Roivant Sciences, Inc., a drug development and commercialization company that is wholly owned by Roivant Sciences Ltd., a position that he has held since May 2014. Prior to that, Dr. Symonds served as Vice-President, Liver Disease Therapeutic Area at Gilead Sciences, Inc. from February 2012 until April 2014, and he was the Senior Vice-President, Clinical Pharmacology and Translational Medicine, at Pharmasset, Inc. from 2007 to January 2012. From 1993 to 2007, Dr. Symonds held various positions of increasing responsibility at GlaxoSmithKline, most recently as Director, Antiviral Clinical Pharmacology and Discovery Medicine. Dr. Symonds received his Doctor of Pharmacy degree from Campbell University and completed a fellowship in clinical pharmacokinetics at the Clinical Pharmacokinetics Laboratory in Buffalo, New York.

Governance Agreement with Roivant

Under the Agreement and Plan of Merger and Reorganization, among Arbutus, Arbutus Inc. , and TKM Acquisition Corporation, dated January 11, 2015, Arbutus acquired OnCore Biopharma, Inc. (“OnCore”), which became a wholly-owned subsidiary of the combined company through a merger with TKM Acquisition (the “Merger”). The parties designated the above directors to serve on the Board of the combined company upon the close of the Merger on March 4, 2015. Dr. Murray and Messers. Henriques and Karbe were nominated by Arbutus; Messers. Ramaswamy, Manchester, and Symonds were nominated by OnCore/Arbutus Inc.; and Mr. Conrad was nominated jointly by Arbutus and OnCore/Arbutus Inc.

In connection with the Merger, Arbutus and OnCore’s largest shareholder Roivant Sciences Ltd. (“Roivant”) entered into a Governance Agreement dated January 11, 2015 (the “Governance Agreement”) relating to the composition of the combined company’s board and certain other corporate governance matters. Roivant’s address is 2 Church Street, Hamilton, HM 11, Bermuda.

Messers. Ramaswamy, Manchester, and Symonds have been nominated by Roivant to serve on the Board of Directors pursuant to the Governance Agreement. They have consented to be named in the Proxy Statement/Circular and form of proxy, and, if elected, to serve on the Board.

Pursuant to the terms of the Governance Agreement, Roivant currently has the right to designate three directors to Arbutus’ board of directors. Arbutus amended its articles of incorporation (the “Amendment”) to provide Roivant the right to nominate one director to Arbutus’ board of directors for so long as Roivant has “beneficial ownership” or exercises control or direction over not less than 10% of Arbutus’ outstanding capital stock and the right to nominate up to two additional directors to Arbutus’ board of directors for so long as Roivant has “beneficial ownership” or exercises control or direction over not less than 20% of Arbutus’ outstanding capital stock, in each case subject to certain nomination procedures.  For so long as Roivant has the right to nominate at least one or more directors to Arbutus’ board of directors pursuant to the Amendment, the Amendment requires that the total authorized directors of Arbutus’ board of directors will not exceed seven directors without the prior written consent of Roivant.   Roivant’s director designation rights will expire upon the earlier of (i) 36 months from the effectiveness of the Merger and (ii) when Roivant has “beneficial ownership” or exercises control or direction over less than 10% of Arbutus’ outstanding capital stock. Further, for so long as Roivant has the right to nominate at least one or more directors to Arbutus’ Board pursuant to the Amendment, the Amendment requires Arbutus to notify Roivant in writing no earlier than ninety (90) days and no later than sixty (60) days prior to the date of the Shareholder meeting, of the date of any annual general meeting of Shareholders or special meeting of Shareholders called for the purpose of electing directors to the Board. The notice must also specify the total number of Common Shares issued and outstanding calculated before giving effect to the exercise, conversion or exchange of any securities exercisable for, convertible into, or exchangeable for, Common Shares as at the date of the letter filed on SEDAR by Arbutus’ registrar and transfer agent giving notice of the record date for the determination of the Shareholders entitled to notice of and to vote at the Meeting.

The Governance Agreement also provides that until the earlier of (i) 36 months from the effectiveness of the Merger and (ii) when Roivant no longer has the right to nominate one or more directors to Arbutus’ board of directors pursuant to the terms of the Amendment, Arbutus will put forward for nomination and election at each meeting of Arbutus’ Shareholders for the election of directors Roivant’s director designees and Roivant shall vote in favor of all such director nominees put forward by Arbutus for election to the board of directors and shall vote against the election of any person nominated by anyone other than Arbutus’ board of directors.

To our management's knowledge, neither Roivant nor any of the Roivant nominees have been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401(f) of Regulation S-K of the Exchange Act.

CORPORATE GOVERNANCE

Overview

Arbutus believes in building a strong governance foundation. We are subject to many provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC, the governance standards of the NASDAQ and the rules and policies of the Canadian provincial securities regulators regarding audit committees, corporate governance and the certification of certain annual and interim filings. The following disclosure of our approach to corporate governance outlines the various procedures, policies and practices that Arbutus and our Board of Directors have implemented to address all of the foregoing requirements and, where appropriate, reflect current best practices.

Board Independence and Oversight

Our Board of Directors assumes responsibility for stewardship of Arbutus. The mandate of our Board of Directors is to supervise the management of the business and affairs of Arbutus. Our Board of Directors delegate day-to-day managerial responsibilities to management, and any responsibility not delegated to senior management or to a committee of the board remains with the full Board of Directors. Our Board of Directors has a formal mandate, the text of which is attached to this Proxy Statement/Circular as Exhibit A.

Our Board of Directors is currently composed of seven directors, and Shareholders are being asked at the Meeting to elect those seven directors. A majority of the members of the Board of Directors are independent directors, and thus the Board is able to act independently from management. Our Board of Directors has determined that five of the current seven members of the

Board are independent under the current requirements of the NASDAQ and the rules and regulations of the Canadian provincial securities regulatory authorities.

Independent directors who served for all or part of fiscal 2015 are as follows: Vivek Ramaswamy (Chairman of the Board), Herbert Conrad, Richard Henriques, Donald Jewell, Daniel Kisner, Frank Karbe, Keith Manchester and Peggy Phillips. Mark Murray, our Chief Executive Officer, and William Symonds, or Chief Development Officer, are not independent as a result of being an officers of Arbutus. Further information on our directors is set out in the biography of each director under the heading “Executive Officers and Directors”. Each biography also outlines the director’s relevant experience and expertise.

Board Leadership

Our entire Board of Directors is responsible for the overall governance of Arbutus. Any responsibility that is not delegated to senior management or a committee of our Board of Directors remains with the entire Board. Our Board of Directors has adopted a position description for our Chairman. Currently, our Chairman is independent of management; however, in the event that our Chairman is not independent, the Board would appoint an independent Lead Director. Additionally, we have adopted position descriptions for each of the Chairs of our three committees.

CEO Evaluation

Our Board of Directors has also adopted a position description for our Chief Executive Officer. Our Chief Executive Officer has overall responsibility for all operations of Arbutus. Our Board of Directors reviews and approves the corporate objectives that our Chief Executive Officer is responsible for meeting and such corporate objectives form a key reference point for the review and assessment of our Chief Executive Officer’s performance.

Director Orientation and Continuing Education

New Board members receive a director’s orientation including reports on our strategic plans and our significant financial, accounting and risk management issues. In addition, the orientation for our directors involves meeting with our senior management and an interactive introductory discussion about Arbutus, providing the directors with an opportunity to ask questions.

Board meetings are periodically held at our facilities and combined with presentations by our senior management to give the directors additional insight into the main areas of our business.

Director Nominations

Our Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board.

All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of our Board of Directors. Prior to recommending candidates to serve on the Board, the Corporate Governance and Nominating Committee:

a.
considers what competencies and skills the Board, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

b.
assesses what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by the Board, rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic; and

c.	assesses what competencies and skills each nominee will bring to the Board and whether such nominee can devote sufficient time and resources to his or her duties as a Board member.

The Corporate Governance and Nominating Committee will consider and evaluate Shareholder-recommended candidates using the same criteria for other candidates. If the Committee decides the candidate is suitable for Board membership, the Committee will recommend the candidate to the Board, which approves the slate of director nominees for election by

Shareholders. During fiscal 2015, we received no director recommendations from our Shareholders other than pursuant to the Governance Agreement with Roivant.

Shareholders who wish to suggest a director candidate may submit a written recommendation to Attention: Corporate Secretary, 100-8900 Glenlyon Parkway Burnaby, British Columbia V5J 5J8, along with the Shareholder’s name, address and the number of Common Shares owned by the Shareholder; the name of the candidate and the number of Common Shares beneficially owned by the candidate; the candidate’s biographical information, describing experience and qualifications; a description of all agreements, arrangements or understandings between the Shareholder and candidate; and the candidate’s consent to serve as a director if elected. The Committee may request that the Shareholder provide certain additional information. For the Board to consider a candidate for nomination at the 2017 Annual General Meeting, Shareholders should submit the required information by December 9, 2016.

In addition to suggesting a director candidate, a Shareholder may also nominate a director candidate for election. A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the BCBCA or a Shareholder proposal made pursuant to the provisions of the BCBCA, is required to comply with Section 13.9 of the Articles of Incorporation. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, a copy of which is attached as Exhibit B to the March 27, 2013 management information circular of the Company which can be found under the Company’s profile at www.sedar.com or www.sec.gov.

Director Election and Majority Voting Policy

The Board believes that each of its members should carry the confidence and support of the Company’s Shareholders. To this end, the Articles of Arbutus provide for a majority voting policy, which policy was approved by Arbutus’ Shareholders in 2013. Voting at the Meeting enables Shareholders to vote in favour of, or to withhold from voting, separately for each nominee director. If, with respect to any particular nominee, the number of Common Shares withheld exceeds the number of Common Shares voted in favour of the nominee, then for purposes of the Company’s policy, the nominee shall be considered not to have received the support of the Shareholders, even though duly elected as a matter of corporate law.

A person elected as a Director who is considered under this test not to have the confidence of Shareholders is expected to immediately submit to the Board his resignation in accordance with the Company’s Majority Voting Policy. The Board of Directors (excluding any director that has tendered a resignation) will consider the Director’s offer to resign and decide whether or not to accept it. In making its decision, the Board will consider the reason why the votes were withheld, the skills and expertise of that Director, the overall composition of the Board and the skills and the expertise of the other Directors. Within 90 days of receiving the final voting results of the Meeting, the Board will decide whether to accept or not accept the resignation of that Director. If the resignation is accepted, subject to any applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new Director whom the Board considers to merit the confidence of the Shareholders, or call a special meeting of Shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies. If the resignation is not accepted the Board will issue a press release disclosing the reasons for rejecting the offer to resign. The Company’s Majority Voting Policy is available on the Company’s website at www.arbutusbio.com.

Director Terms

Directors are elected annually. Unless the director’s office is earlier vacated in accordance with the provisions of the Business Corporations Act (British Columbia) and the Articles of Arbutus, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of Arbutus or, if no director is then elected, until a successor is elected or appointed.

Director Term Limits

The Board has not adopted term limits for the directors on the Board. In terms of mechanisms for Board renewal, the Corporate Governance and Nominating Committee has the mandate and responsibility to annually review, discuss and assess the performance of the Board. This assessment includes an evaluation of: the Board’s contribution as a whole and effectiveness in serving the best interests of the Company and its Shareholders; specific areas in which the Board and/or management believe contributions could be improved; the appropriate size of the Board, with a view to facilitating effective decision making; and overall Board composition and makeup. The Corporate Governance and Nominating Committee also has the primary responsibility for evaluating, reviewing and considering the recommendation for nomination of incumbent directors for re-election to the Board.

Diversity

The Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board.

The Board’s Mandate, and the Corporate Governance and Nominating Committee’s Charter, do not specifically contemplate diversity or the level of representation of women on the Board in identifying and nominating candidates for election or re-election to the Board. However, prior to recommending candidates to serve on the Board, the Corporate Governance and Nominating Committee shall:

a.
consider what competencies and skills the Board, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

b.
assess what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by the Board; rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic; and

c.	assess what competencies and skills each nominee will bring to the Board and whether such nominee can devote sufficient time and resources to his or her duties as a Board member.

The Board’s Mandate does not specifically contemplate the level of representation of women in executive officer positions when making executive officer appointments. However, the Board’s Mandate does stipulate that the Board is responsible for evaluating the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout the Company.

Arbutus has not adopted a target regarding women on its Board. As at the date hereof, Arbutus does not have any women on its Board (0%). Arbutus has not adopted a target regarding women in executive officer positions. As at the date hereof, Arbutus does not have any executive officer(s) that are women (0%).

Committees of the Board of Directors

To assist in the discharge of its responsibilities, our Board of Directors currently has three committees: the Audit Committee, the Executive Compensation and Human Resources Committee and the Corporate Governance and Nominating Committee, each of which is composed entirely of independent directors.

In addition to our formal, standing committees, the Board may from time-to-time organize informal, ad-hoc committees to address specific issues.

Audit Committee

The members of our Audit Committee are Mr. Karbe, Mr. Conrad and Mr. Henriques, each of whom is a non-employee member of our Board of Directors. Mr. Karbe chairs the Audit Committee. Our Board of Directors has determined that each of the members of the Audit Committee is financially literate and has financial expertise (as is currently defined under the applicable SEC rules). Our Board of Directors has determined that each member of our Audit Committee is an independent member of our Board of Directors under the current requirements of the NASDAQ and the rules and regulations of the SEC and Canadian provincial securities regulatory authorities.

Our Audit Committee is responsible for overseeing our financial reporting processes on behalf of our Board of Directors. Our independent auditor reports directly to our Audit Committee. Specific responsibilities of our Audit Committee include:

•	overseeing the work of the independent auditors engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company;

•
evaluating the performance, and assessing the qualifications, of our independent auditor and recommending to our Board of Directors the appointment of, and compensation for, our independent auditor for the purpose of preparing or issuing an auditor report or performing other audit, review or attest services;

•
subject to the appointment of our independent auditor in accordance with applicable corporate formalities, determining and approving the engagement of, and compensation to be paid to, our independent auditor;

•	determining and approving the engagement, prior to the commencement of such engagement, of, and compensation for, our independent auditor and to perform any proposed permissible non-audit services;

•
reviewing our financial statements and management’s discussion and analysis of financial condition and results of operations and recommending to our Board of Directors whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by our Board of Directors;

•	conferring with our independent auditor and with our management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•
reviewing and discussing with our management and independent auditor, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and investment and hedging policies and the steps taken by our management to monitor and control these exposures.

A copy of our Audit Committee’s charter, the text of which is attached to this Proxy Statement/Circular as Exhibit B, is available on our website at www.arbutusbio.com

Executive Compensation and Human Resources Committee

As part of the Merger , a new Executive Compensation and Human Resources Committee (the “Compensation Committee”) for the merged entity was formed. The initial members included Mr. Conrad (Chairman), Mr. Henriques and Mr. Ramaswamy. Mr. Ramaswamy subsequently relinquished his participation on November 18, 2015 and was replaced by Mr. Karbe.

Our Board of Directors has determined that each of the members of the Compensation Committee has the appropriate experience for their Committee responsibilities based on their prior senior roles in our industry. Our Board of Directors has determined that each member of our Compensation Committee is an independent member of our Board of Directors under the current requirements of the NASDAQ listing standards and as defined in the rules and regulations of the Canadian provincial securities regulatory authorities.

Specific responsibilities of our Compensation Committee include:

•	Compensation of the Chief Executive Officer and Other Executive Officers - reviewing and recommending to the Board an executive compensation program including:

◦
corporate performance goals, the terms of executive bonus and other incentive plans, individual goals thereunder, evaluation of performance in light of those goals, and payment of individual executive bonuses;

◦	executive compensation practices and trends to assess the adequacy and competitiveness of the Company’s executive compensation programs among comparable companies;

◦	the terms of any employment agreements, severance arrangements, change of control protections and any other compensatory arrangements; and

◦	policies for the proper administration of executive compensation programs.

•
Overall Company Compensation - from time to time reviewing and recommending to the Board the Company’s overall compensation plans and structure, including without limitation incentive compensation and equity-based plans.

•	Non-Executive Director Compensation - recommending to the Board compensation for non-executive Board members, including any retainers, Committee and Committee chair fees and/or equity compensation.

•
Administration of Plans - administering the Company’s equity compensation plans, pension plans, and similar programs, including the adoption, amendment and termination of such plans and any sub-plans thereof, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards, or exercising such other power and authority as may be permitted or required under such plans.

•	Disclosure of Executive Compensation - reviewing with management all executive compensation disclosure before the Company publicly discloses this information.

•	Management Succession Planning - overseeing periodic evaluations of management succession planning.

•	Governance - reviewing, discussing and assessing annually the Committee’s own performance and the adequacy of the Committee’s Charter.

Only independent, non-employee members of the Board of Directors participate in the review and approval of the executive compensation actions described above. A copy of our Compensation Committee’s charter is available on our website at www.arbutusbio.com.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are Mr. Conrad, Mr. Karbe and Mr. Manchester. Mr. Manchester chairs the Corporate Governance and Nominating Committee. Our Board of Directors has determined that each member of our Corporate Governance and Nominating Committee is an independent member of our Board of Directors under the current requirements of the NASDAQ and as defined in the rules and regulations of the Canadian provincial securities regulatory authorities.

Specific responsibilities of our Corporate Governance and Nominating Committee include:

•	establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board;

•	evaluating, reviewing and considering the recommendation for nomination of incumbe0nt directors for re-election to the Board;

•	periodically reviewing and assessing the performance of our Board, including Board committees;

•	developing and reviewing a set of corporate governance principles for Arbutus.

A copy of our Corporate Governance and Nominating Committee’s charter is available on our website at www.arbutusbio.com.

Our Board of Directors is responsible for approving nominees for election as directors. However, as is described above, our Corporate Governance and Nominating Committee is responsible for reviewing, soliciting and recommending nominees to our Board of Directors.

Board and Committee Meetings

During the fiscal year ended December 31, 2015, our Board of Directors held a total of 8 meetings (in person or by teleconference). Our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee met a total of 5, 3, and 1 time(s), respectively. All directors attended 100% of the aggregate total meetings of the Board and Board committees on which they served during the fiscal year.

The attendance records for the members of the Board of Directors in the year ended December 31, 2015 are as follows:

Director	Number of meetings attended:
	Board	Audit Committee	Compensation Committee	Governance Committee
Vivek Ramaswamy(1, 3)	6 of 6	n/a	2 of 2	n/a
Daniel Kisner(1)	2 of 2	n/a	1 of 1	n/a
Mark Murray	8 of 8	n/a	n/a	n/a
Frank Karbe(3)	8 of 8	5 of 5	1 of 1	1 of 1
Richard Henriques	8 of 8	5 of 5	3 of 3	n/a
Herbert Conrad(2)	6 of 6	5 of 5	3 of 3	1 of 1
Keith Manchester(2)	6 of 6	n/a	n/a	1 of 1
William Symonds(2)	6 of 6	n/a	n/a	n/a
Donald Jewell(2)	2 of 2	n/a	1 of 1	n/a
Peggy Phillips(2)	2 of 2	n/a	1 of 1	n/a

Notes:

(1)	Effective March 4, 2015 upon the completion of the Merger, Mr. Ramaswamy was appointed Chairman of the Board in conjunction with Dr. Kisner's resignation as the Chairman of the Board.

(2)
Effective March 4, 2015 upon the completion of the Merger, Mr. Conrad, Mr. Manchester, and Dr. Symonds were appointed to the Board in conjunction with Mr. Jewell's and Ms. Phillips' resignations from the Board.

(3)	Mr. Karbe was appointed as a member of the Compensation Committee in conjunction with Mr. Ramaswamy's resignation from the Compensation Committee on November 25, 2015.

At each regularly held quarterly Board meeting, the Board’s independent directors held an in camera session without the presence of non-independent directors and members of management.

Board Member Attendance at Annual Shareholder Meetings

Although we do not have a formal policy regarding director attendance at annual Shareholder meetings, directors are encouraged to attend these annual meetings absent extenuating circumstances.

DIRECTOR COMPENSATION

In order to align the interests of non-executive directors with the long-term interests of Shareholders, the Board has approved the non-executive directors' participation in Arbutus’ equity compensation plans, as well as an annual cash retainer. Members of our management team receive no additional consideration for acting as directors.

Cash Compensation

Our annual cash retainer and fees for meeting attendance are denominated in U.S. dollars. The Board fee schedule for fiscal 2015 was as follows: an annual cash retainer of $35,000 per annum for each non-executive director ($60,000 for the Chairman of the Board) and an additional $15,000 for the Chairman of the Audit Committee; an additional $10,000 for the Chairman of the Compensation Committee; an additional $7,500 for the Chairman of the Governance Committee; an additional $7,500 for members of the Audit Committee; and an additional $5,000 for the members of the Governance Committee and Compensation

Committee). These retainers are paid in quarterly increments, and they are pro-rated for those non-executive directors who serve for only part of the fiscal year.

Option Awards

The Board has adopted a policy that non-executive directors are granted options upon appointment as a director and are eligible for annual grants thereafter on their re-election at the annual general meeting. Director options are priced at the closing market price of the previous trading day.

Following our 2015 Annual General Meeting, we adjusted our new Board member option grant level from 10,000 to 15,000 shares and our ongoing Board member annual grant level from 5,000 to 7,500 shares. New Board member grants vest one third at each of the 1st, 2nd, and 3rd anniversaries of the grant date. Annual grants vest immediately. We expect to issue an annual grant of options to each of our non-executive Board members following our 2016 Annual General and Special Meeting.

Director Compensation Table

The following table summarizes the compensation of our non-executive directors who served during fiscal 2015:

Name	Fees earned or paid in cash ($)	Option awards ($)(3)	Total ($)	Outstanding And Unexercised Options to Purchase Common Shares (#)(4)
Vivek Ramaswamy (1)	52,345	49,478	101,823	7,500
Herbert Conrad (2)	47,046	244,227	291,273	22,500
Richard Henriques (2)	47,625	244,227	291,852	22,500
Keith Manchester (1)	34,246	49,478	83,724	62,415
Frank Karbe	71,735	49,478	121,213	45,000
William Symonds (1)	—	—	—	—
Dan Kisner (1)	27,600	—	27,600	—
Don Jewell (1)	23,285	—	23,285	—
Peggy Phillips (1)	8,716	—	8,716	—

 Notes:

(1)
Effective March 4, 2015 upon the completion of the Merger, Mr. Ramaswamy, Mr. Manchester, and Mr. Symonds were appointed to the Board Directors, and Dr. Kisner, Mr. Jewell, and Ms. Phillips resigned from the Board.

(2)
Options awards for each of Mr. Henriques and Mr. Conrad include the grant date fair value of 15,000 new Board member options granted on March 30, 2015, calculated in accordance with FASB Topic 718. Mr. Henriques joined the Board on December 19, 2014 and Mr. Conrad joined the Board on March 4, 2015 upon the completion of the Merger. Refer to note 6 to our financial statements in the 10-K for the year-ended December 31, 2015 for assumptions used in our Black-Scholes option pricing model to calculate grant date fair values.

(3)
Except for the directors who resigned from the Board upon the completion of the Merger, amounts include the grant date fair value of 7,500 options that were granted to the directors at the Annual General Meeting in July 2015. Refer to note 6 to our financial statements in the 10-K for the year ended December 31, 2015 for assumptions used in our Black-Scholes option pricing model to calculate grant date fair values.

(4)
Amounts shown reflect option awards outstanding as of fiscal year end. Mr. Manchester's outstanding options include 54,915 options granted under the OnCore Option Plan, and they are shown as converted to Common Shares in connection with the Merger.

Code of Business Conduct for Directors Officers and Employees

We have adopted a code of business conduct for directors, officers and employees (the “Code of Conduct”), which is available on our website at http://investor.arbutusbio.com/governance.cfm and also at www.sedar.com. If we effect an amendment to, or waiver from, a provision of our Code of Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a current report on Form 8-K. The inclusion of our website address in this Proxy Statement/Circular does not include or incorporate by reference the information on our website into this Proxy Statement/Circular.

Our Board of Directors and management review and discuss from time to time the effectiveness of our Code of Conduct and any areas or systems that may be further improved. We have not filed a material change report that pertains to any conduct of any of our directors or executive officers that constitutes a departure from our Code of Conduct. If we make any substantive amendments to our Code of Conduct, or grant any waiver from a provision of our Code of Conduct to any of our executive officers or directors, we will promptly disclose the nature of the amendment or waiver on our website.

Arbutus complies with the relevant provisions under the Business Corporations Act (British Columbia) that deal with conflict of interest in the approval of agreements or transactions and our Code of Conduct sets out additional guidelines in relation to conflict of interest situations. Arbutus, through directors’ and officers’ questionnaires and other systems, also gathers and monitors relevant information in relation to potential conflicts of interest that one of our directors or executive officers may have. Where appropriate, our directors absent themselves from portions of a meeting of our Board of Directors or Board committee to allow independent discussion of points in issue.

Arbutus was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct. Employees are regularly reminded about their obligations in this regard and senior management demonstrates a culture of integrity and monitors employee compliance with our Code of Conduct.

Shareholder Communications with Directors

We communicate with our stakeholders through a number of channels including our website at www.arbutusbio.com. Shareholders can provide feedback to us in a number of ways, including email at BCousins@arbutusbio.com. Any communication sent by a Shareholder must state the number of our Common Shares owned by the Shareholder making the communication. We will review each communication and will forward such communication to our Board of Directors, or to any individual director to whom the communication is addressed, unless the communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; or any material that is threatening, illegal or that does not relate to the responsibilities of the Board. All communications that relate to questionable accounting or auditing matters involving Arbutus should be addressed directly to the chair of our Audit Committee as set forth in our Whistleblower Policy, which can be obtained on our website at www.arbutusbio.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our Common Shares as of March 30, 2016 by (a) each Shareholder, or group of affiliated Shareholders, that we know owns more than 5% of our outstanding Common Shares; (b) each of our Named Executive Officers; (c) each of our current directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal Shareholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

Percentage ownership in the table below is based on 54,625,703 shares of Common Shares outstanding as of March 30, 2016. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 30, 2016 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding Common Shares beneficially owned by the Shareholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of Common Shares beneficially owned by any other Shareholder.

Unless otherwise indicated, each of the Shareholders listed below has sole voting and investment power with respect to the Common Shares beneficially owned. The address for each director or Named Executive Officer is c/o Arbutus Biopharma Corporation, Attention: Corporate Secretary, 100-8900 Glenlyon Parkway, Burnaby, British Columbia, V5J 5J8.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage of Class
Officers and Directors
Mark Murray (1)	583,896	1.1%
Bruce Cousins (2)	137,500	*
Peter Lutwyche (3)	56,258	*
Mark Kowalski (2)	71,667	*
Patrick Higgins	1,764,815	3.2%
Michael Sofia	1,764,815	3.2%
William Symonds	256,327	*
Michael Abrams (4)	142,514	*
Elizabeth Howard	—	*
Vivek Ramaswamy (5)	62,415	*
Frank Karbe (6)	53,750	*
Herbert Conrad (2)	22,500	*
Richard Henriques (7)	28,500	*
Keith Manchester (2)	62,415	*
All current directors and executive officers as a group (14 persons)	5,019,039	9.2%
5% Shareholders Not Listed Above
Roivant Sciences, Ltd. (8)	16,013,540	29.3%
PRIMECAP Management Company (9)	2,930,982	5.4%
_________________
* Less than 1.0%.
 Notes:

(1)	Includes warrants to purchase 10,000 Common Shares and options exercisable within 60 days of March 30, 2016 for 229,507 Common Shares.

(2)	These are options exercisable within 60 days of March 30, 2016.

(3)	Includes warrants to purchase 2,500 Common Shares and options exercisable within 60 days of March 30, 2016 for 15,000 Common Shares.

(4)	Includes warrants to purchase 2,500 Common Shares and options exercisable within 60 days of March 30, 2016 for 112,095 Common Shares.

(5)	Does not include 16,013,540 shares held by Roivant over which a board of three individuals including Mr. Ramaswamy shares voting and investment power.

(6)	Includes warrants to purchase 6,250 Common Shares and options exercisable within 60 days of March 30, 2016 for 42,500 Common Shares.

(7)	Includes options exercisable within 60 days of March 30, 2016 for 27,500 Common Shares.

(8)
Voting and dispositive decisions of Roivant are made collectively by Roivant’s Board of Directors, which consists of Vivek Ramaswamy, Ilan Oren and Keith Manchester, M.D. Roivant's address is: 2 Church Street, Hamilton, HM 11, Bermuda.

(9)
Based on information contained in Schedule 13G/A filed by PRIMECAP Management Company on February 12, 2016. The filing indicated that as of December 31, 2015, PRIMECAP had sole investment and voting over all of these shares. PRIMECAP's address is: 225 South Lake Ave., #400, Pasadena, CA 91101.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Except as disclosed below, to the knowledge of the directors and executive officers of the Company, no person or corporation owned, directly or indirectly, or exercised control or direction over, Common Shares carrying more than 10% of the voting rights attached to all outstanding Common Shares of Arbutus as at March 30, 2016.  See “Proposal No. 1 –Election of Directors – Information on Nominees for Directors” for information regarding the Common Shares held by our Directors.

Name	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares
Roivant Sciences Ltd	16,013,540	29.3%

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation for our CEO, CFO, and each of our other three most highly-compensated executive officers active at the end of fiscal 2015 (the “Named Executive Officers”). Compensation is shown for our three most recently completed financial years ending on December 31. Dr. Sofia is a former Arbutus Inc. executive who joined us in connection with the Merger, so compensation disclosed for him does not include amounts paid by Arbutus Inc. prior to the Merger. All amounts are expressed in US dollars unless otherwise noted. Amounts paid or denominated in Canadian dollars, were converted to US dollars for presentation purposes at the average exchange rate for the year of $0.78US dollars for every Canadian dollar.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All other compensation ($)(3)	Total ($)
Dr. Mark Murray	2015	524,930	430,000	3,616,277	45,341	4,616,548
President and CEO	2014	400,000	180,000	466,404	38,848	1,085,252
	2013	377,500	160,359	—	43,792	581,651

Mr. Bruce Cousins	2015	337,015	195,465	1,998,127	37,787	2,568,394
EVP and CFO	2014	276,117	99,583	—	44,026	419,726
	2013	69,480	24,318	1,247,159	2,085	1,343,042

Dr. Mark Kowalski	2015	366,782	216,594	1,291,663	11,425	1,886,464
Chief Medical	2014	333,125	105,000	333,146	15,986	787,257
Officer	2013	128,623	36,240	261,819	3,859	430,541

Dr. Peter Lutwyche	2015	287,176	152,702	1,291,663	11,839	1,743,380
Chief Technology	2014	223,790	70,494	266,517	8,865	569,666
Officer	2013	233,029	71,365	—	6,991	311,385

Dr. Michael Sofia (4)	2015	323,864	100,000	—	6,144	430,008
Chief Scientific	2014	—	—	—	—	—
Officer	2013	—	—	—	—	—

Notes:

(1)
Included in the 2015 Bonus of Dr. Murray, Mr. Cousins, Dr. Kowalski, and Dr. Lutwyche are additional bonus payments made in March 2015 following the completion of the Merger. These bonuses are described in greater detail under “Named Executive Officer Compensation in Fiscal 2015”.

(2)	The fair value of each option is estimated as at the date of grant using the most widely accepted option pricing model, Black-Scholes in accordance with FASB ASC Topic 718.

▪
The weighted average option pricing assumptions and the resultant fair values for options awarded to Named Executive Officers for fiscal 2013 are as follows: expected average option term of ten years; a zero dividend yield; a weighted average expected volatility of 114.7%; and, a weighted average risk-free interest rate of 2.49%.

▪
The weighted average option pricing assumptions and the resultant fair values for options awarded to Named Executive Officers for fiscal 2014 are as follows: expected average option term of ten years; a zero dividend yield; a weighted average expected volatility of 105.0%; and, a weighted average risk-free interest rate of 2.49%.

▪
The weighted average option pricing assumptions and the resultant fair values for options awarded to Named Executive Officers for fiscal 2015 are as follows: expected average option term of ten years; a zero dividend yield; a weighted average expected volatility of 76.76%; and, a weighted average risk-free interest rate of 1.14%.

Options awarded to the Named Executive Officers in March 2016 are not included in the above table.

(3)
All other compensation in 2013, 2014 and 2015 includes Registered Retirement Savings Plan, or RRSP, or equivalent matching payments of 3.5% of salary. In 2013, 2014 and 2015 all of our full-time employees and executives were eligible for RRSP or equivalent matching payments. Dr. Murray’s and Dr. Kowalski’s other compensation also includes reimbursement of personal tax filing service fees up to a maximum of $10,000 and $5,000 per year, respectively. Dr. Murray’s other compensation also includes amounts claimed under contractual entitlement to reimbursement of any health expenses incurred, including family's health expenses, that are not covered by insurance. Mr. Cousins’ other compensation also includes amounts for housing provided. Dr. Murray's, Mr. Cousins', Dr. Kowalski's, and Dr. Lutwyche's other compensation also includes life insurance payments.

(4)
Dr. Sofia was one of OnCore Biopharma's co-founders and served as its Chief Scientific Officer and Head of Research and Development since July 2014. Dr. Sofia commenced employment with Arbutus upon the Merger.

Compensation Discussion and Analysis

Principles of Our Executive Compensation Program

The Executive Compensation and Human Resources Committee, or the Compensation Committee, is responsible for recommending the compensation of our executive officers to the Board of Directors. In establishing compensation levels for executive officers, the Compensation Committee seeks to accomplish the following goals:

•	to recruit and subsequently retain highly qualified executive officers by offering overall compensation which is competitive with that offered for comparable positions within our peer group;

•	to motivate executives to achieve important corporate performance objectives and reward them when such objectives are met; and

•	to align the interests of executive officers with the long-term interests of shareholders through participation in our stock-based compensation plans.

2015 Developments

2015 was a transitional year as we welcomed new employees from the Merger and updated our executive compensation program to ensure that it continues to drive corporate performance and align the interests of executives with the long-term interests of Shareholders. In conjunction with the Merger, we:

•	worked to retain key executives from OnCore BioPharma, integrated them into the Company and organized a new executive team;

•
updated the peer group in order to include biotechnology companies with comparable scale and complexity, as measured by sales, market capitalization, total assets and total employees, and direct competitors for business, capital or industry talent;

•	conducted a competitive analysis of compensation for our executive team members using peer group survey data provided by Radford and Equilar; and

•	designed compensation packages for the new executive team members based on post-Merger roles and responsibilities and the competitive analysis;

Compensation for the executive team was set with a base philosophy of paying a competitive base salary at the peer group median while utilizing cash bonus and equity grants to adjust total compensation above or below the median depending on corporate and individual performance.

We provide Shareholders with a non-binding, advisory vote on our executive compensation program every three years. We expect to hold the next vote at our 2018 Annual General Meeting. As part of its responsibilities, our Compensation Committee reviewed the results of the most recent advisory vote on executive compensation in 2015, when Shareholders supported our executive compensation program by 99.51% of the votes cast. The Committee recognizes that effective compensation practices evolve, and the Committee will continue to consider changes as needed to keep our executive compensation program competitive and performance-based.

With the assistance of its independent consultant, Radford, a business unit of Aon plc (“Radford”), which was engaged in August 2015, the Compensation Committee will continue its evaluation of the executive compensation program in 2016.

Prior to engaging Radford, the Committee assessed Radford’s independence pursuant to the company’s Charter and NASDAQ listing standards, including:

•	Provision of other services to the Company by Radford

•	Fees received from the Company by Radford as a percentage of Radford's total revenue

•	Radford's policies and procedures that are intended to prevent conflicts of interest

•	Any business or personal relationships between Radford advisers on the account and members of the Committee

•	Any business or personal relationships between Radford advisers on the account and executive officers of the Company

•	Company stock owned by Radford advisers on the account

The Committee determined, based on an analysis of the above factors, that the engagement does not create any conflict of interest and resulted in the engagement of Radford effective August 12, 2015.

Benchmarking of Executive Compensation

In connection with the Merger, we updated our peer group to include biotechnology companies with comparable scale and complexity of operations, as measured by sales, market capitalization, total assets and total employees, and direct competitors for business, capital or industry talent. Executive compensation for the new executive team was benchmarked against the following group of peer companies.

AVALANCHE	DYNAVAX TECHNOLOGIES CORP	NEWLINK GENETICS CORP
ACHILLION PHARMACEUTICALS INC	ENANTA PHARMACEUTICALS INC	SPARK
AGENUS INC	FIBROGEN INC	OPHTHOTECH CORP.
ARRAY BIOPHARMA INC	AMICUS THERAPEUTICS INC	PORTOLA PHARMACEUTICALS INC
ARROWHEAD RESEARCH CORP	GERON CORP	REGULUS THERAPEUTICS INC.
ATARA	HALOZYME THERAPEUTICS INC	SANGAMO BIOSCIENCES INC
CHIMERIX INC	IDERA PHARMACEUTICALS, INC.	SAREPTA THERAPEUTICS, INC.
CORCEPT THERAPEUTICS INC	INSMED INC	THRESHOLD PHARMACEUTICALS INC
CYTOKINETICS INC	KARYOPHARM THERAPEUTICS INC.	ACCELERON PHARMA INC
DICERNA PHARMACEUTICALS INC	MERRIMACK PHARMACEUTICALS INC	ZAFGEN
ZIOPHARM ONCOLOGY INC

Performance Graph

The performance of our share price is one of the factors the Compensation Committee takes into account when considering executive compensation. The following graph compares the cumulative total shareholder return on an investment of US$100 (as of December 31, 2010) in the Common Shares of the Company versus the NASDAQ Composite and NASDAQ Biotechnology Indices.

Elements of Executive Compensation

Currently, our executive compensation program principally consists of the following components: base salary, discretionary annual incentive cash bonus, long-term incentives in the form of stock options and health and retirement benefits generally available to all of our employees. We believe a competitive base salary and opportunity for annual incentive cash bonuses are required to recruit and retain key executives. Long-term incentives under our equity compensation plans enable our executive officers to participate in our long term success and aligns their interests with those of our Shareholders. Additional details on the compensation package for Named Executive Officers are described in the following sections.

Base Salary

The Named Executive Officers are paid a base salary tied to their responsibilities in role, their experience and past performance, and industry benchmarks. Base salary is designed to be competitive, and it is targeted at the median level for comparable positions within the peer group.

Annual Incentive Cash Bonuses

At the end of each fiscal year, the Board of Directors, in consultation with our CEO, determines whether annual incentive cash bonuses are warranted given the Company’s fiscal year performance and overall financial condition. If bonuses are to be paid, our policy is to pay them following the end of our fiscal year, based upon our level of achievement of major corporate objectives.

Our corporate objectives are established by the Board of Directors, which assigns each objective a quantitative weighting at the beginning of the fiscal year and then assesses our achievement against these objectives at the end of the fiscal year. Fiscal 2015 corporate objectives included:

•	Hepatitis B Virus (HBV) R&D Programs - TKM-PLK HCC Clinical study;

•	Non-HBV R&D - tech improvement and partnering;

•	Corporate - enhance project management capability;

•	Discovery Tech Development - LNP asset enhancement;

•	Business Development and Capital Markets - increase analyst coverage

In February 2016, the Compensation Committee recommended, and the Board of Directors approved, the payment of executive bonuses based on fiscal 2015 corporate performance. Potential annual incentive cash bonuses can range from 0% to 150% of annual salary, with 40% to 60% of annual salary representing the target bonus. The bonus payments were based on performance against the corporate objectives, with no bonus paid for a substantial failure to perform against the objectives, all or a significant portion of target bonus earned for substantial completion of the objectives and the opportunity to earn a bonus multiplier of up to 150% of target for significantly exceeding the objectives.

The bonuses, a percentage of annual salary, earned by the Named Executive Officers for 2015 were therefore:

Dr. Mark Murray    42.6%
Mr. Bruce Cousins            28.6%
Dr. Michael Sofia    28.6%
Dr. Mark Kowalski    27.4%
Dr. Peter Lutwyche    28.3%

These bonuses generally represent approximately 30% of annual salary, based on fiscal 2015 corporate performance, with additional adjustments for individual performance.

Long-Term Incentives — Stock Options

Stock options are granted to reward individuals for current performance, as an incentive for future performance and to align the long term interest of Named Executive Officers with Shareholders.

Stock options are generally awarded to Named Executive Officers at commencement of employment and annually thereafter after taking into consideration the results of a competitive analysis that benchmarks long-term incentive awards granted to executives in comparable positions at peer companies. The size of the grants is adjusted based on the Named Executive Officers' performance against pre-determined corporate and personal performance goals used for Annual Incentive Cash Bonuses. From time to time, stock options may be granted to retain executives or for other special purposes. The exercise price for the options is the closing price of the Common Shares on the last trading day before the grant of the option.

For vesting terms of outstanding options held by Named Executive Officers, see Note 1 to the table below under “Outstanding Equity Awards of Fiscal Year End.”

Pension Plans or Similar Benefits for Named Executive Officers

We do not have any pension or deferred compensation plans for our Named Executive Officers. We do, however, have a 401-K plan and a Registered Retirement Savings Plan (“RRSP”) Matching Plan whereby the Company matches employee contributions up to 3.5% from the historical 3.0% of each employee’s base salary commencing for the year ended December 31, 2015, as approved by the Board. The matching percentage is the same for all employees and is not based on performance.

Health Care Plans

All Arbutus employees receive health care coverage as a benefit. In addition, Dr. Murray is entitled to reimbursement of any health expenses incurred, including his family’s health expenses that are not covered by our insurance, as part of his employment contracts.

Other Compensation

We provide modest perquisites that enable our Named Executive Officers to focus on their duties, including reimbursements for personal tax filings, a housing allowance and life insurance payments for certain executives. See the Summary Compensation Table for additional detail.

If a Named Executive Officer were involuntarily terminated under certain situations, we would provide him with payments and benefits described under “Termination and Change of Control Benefits”.

Named Executive Officer Compensation for Fiscal 2015

Dr. Mark J. Murray, President and Chief Executive Officer

During fiscal 2015, Dr. Murray's base salary was increased by 12.5% to $450,000, effective January 1, 2015. In recognition of his leadership and contributions to the Merger, his appointment as President and Chief Executive Officer of the merged entity with expanded responsibilities, and based on our competitive analysis of base salaries within our peer group, we increased Dr. Murray's base salary by 20% to $540,000 retroactive to the date of the Merger on March 4, 2015. In addition, Dr. Murray received a $200,000 bonus and100,000 stock options for the Merger, which were granted on July 9, 2015. For fiscal 2015, Dr. Murray's annual incentive cash target increased from 50% to 60% of his annual salary based on our competitive analysis. Dr. Murray received an annual incentive cash award of $230,000 equal to 42.6% of his annual salary, based on fiscal 2015 performance, and a long-term incentive of 450,000 stock options granted in March 2016.

Mr. Bruce Cousins, Executive Vice-President and Chief Financial Officer

During fiscal 2015, Mr. Cousins' base salary was increased by 4.6% to $244,391 effective January 1, 2015. In recognition of his leadership and contributions to the Merger, his appointment as Executive Vice-President and Chief Financial Officer of the merged entity with expanded responsibilities, and our competitive analysis of base salaries within our peer group, we increased Mr. Cousins' base salary by 43.2% to $350,000 retroactive to the date of the Merger on March 4, 2015. In addition, Mr. Cousins received a $95,465 bonus and 75,000 stock options for the Merger, which were granted on July 9, 2015. For fiscal 2015, Mr. Cousins' annual incentive cash target was 40% of his annual salary based on our competitive analysis. Mr. Cousins received an annual incentive cash award of $100,000 equal to 28.6% of his annual salary, based on fiscal 2015 performance, and a long-term incentive of 145,000 stock options granted in March 2016.

Dr. Mark Kowalski, Chief Medical Officer

During fiscal 2015, Dr. Kowalski's base salary was increased by 3.6% to $345,000 effective January 1, 2015. In recognition of his leadership and contributions to the Merger, his appointment as Chief Medical Officer of the merged entity with expanded responsibilities, and our competitive analysis of base salaries within our peer group, we increased Dr. Kowalski's base salary by 5.8% to $365,000 retroactive to the date of the Merger on March 4, 2015. In addition, Dr. Kowalski received a $116,594 bonus and 35,000 stock options for the Merger, which were granted on July 9, 2015. For fiscal 2015, Dr. Kowalski's annual cash incentive cash target increased from 35% to 40% of his annual salary based on our competitive analysis. Dr. Kowalski received an annual incentive cash award of $100,000 equal to 27.4% of his annual salary, based on fiscal 2015 performance, and a long-term incentive of 8,000 stock options granted in March 2016.

Dr. Peter Lutwyche, Chief Technology Officer

During fiscal 2015, Dr. Lutwyche's base salary was increased by 5.6% to $208,957 effective January 1, 2015. In recognition of his leadership and contributions to the Merger, his appointment as Chief Technology Officer of the merged entity with expanded responsibilities, and our competitive analysis of base salaries within our peer group, we increased Dr. Lutwyche's base salary by 43.6% to $300,000 retroactive to the date of the Merger on March 4, 2015. In addition, Dr. Lutwyche received a $67,702 bonus and 35,000 stock options for the Merger, which were granted on July 9, 2015. For fiscal 2015, Dr. Lutwyche's annual incentive cash target increased from 35% to 40% of his annual salary based on our competitive analysis. Dr. Lutwyche received an annual incentive cash award of $85,000 equal to 28.3% of his annual salary, based on fiscal 2015 performance, and a long-term incentive of 60,000 stock options granted in March 2016.

Dr. Michael Sofia, Chief Scientific Officer

Prior to the Merger, Dr. Sofia was employed as the Chief Scientific Officer and Head of Research and Development of OnCore Biopharma Inc. As of July 2014 his annual salary was $350,000 and his annual cash incentive target was 35% of annual salary. In August, 2014 as a condition of sourcing private investment in OnCore, Dr. Sofia and the other co-founders of OnCore, agreed to reduce their compensation to an annual salary of $200,000 and an annual cash incentive target of 25% of annual salary. Upon the Merger and in recognition of his leadership and contributions to the Merger, his appointment as Chief Scientific Officer of the merged entity, and our competitive analysis of base salaries within our peer group, we increased Dr. Sofia’s base salary by 75.0% to $350,000 retroactive to the date of the Merger on March 4, 2015. For fiscal 2015, Dr. Sofia's annual incentive cash target increased from 25% to 40% of his annual salary based on our competitive analysis. Dr. Sofia received an annual incentive cash award of $100,000 equal to 28.6% of his annual salary, based on fiscal 2015 performance, and a long-term incentive of 100,000 stock options granted in March 2016.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of the Board of Directors has reviewed and discussed Arbutus’s Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Arbutus’s definitive proxy statement on Schedule 14A for its 2016 Annual General Meeting of Shareholders for the fiscal year ended December 31, 2015, each as filed or to be filed with the Securities and Exchange Commission.

The foregoing report was submitted by the Compensation Committee of the Board of Directors and shall not be deemed soliciting material or filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C promulgated by the Securities and Exchange Commission or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

Herbert Conrad, Compensation Committee Chair
Richard Henriques
Frank Karbe

Grants of Plan-Based Awards Table

		Estimated Possible Payouts Under Non-Equity Incentive Awards			Stock Awards: Number of Shares of Stock (#)	Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)
Dr. Mark Murray	3/30/2015	$—	$—	$—	—	180,000	$17.57	$2,336,992
	7/9/2015	$—	$—	$—	—	100,000	$17.57	$1,279,284
Mr. Bruce Cousins	3/30/2015	$—	$—	$—	—	80,000	$17.57	$1,038,663
	7/9/2015	$—	$—	$—	—	75,000	$17.57	$959,463
Dr. Mark Kowalski	3/30/2015	$—	$—	$—	—	65,000	$17.57	$843,914
	7/9/2015	$—	$—	$—	—	35,000	$17.57	$447,750
Dr. Peter Lutwyche	3/30/2015	$—	$—	$—	—	65,000	$17.57	$843,914
	7/9/2015	$—	$—	$—	—	35,000	$17.57	$447,750

Notes:

(1)
The long-term incentive stock option awards granted on March 30, 2015 were granted under the 2011 Plan and were based on fiscal 2014 performance. In addition, we granted stock options on July 9, 2015 as part of the Merger to Dr. Murray, Mr. Cousins, and Dr. Kowalski, as described under “Fiscal 2015 Compensation for Named Executive Officers”.

(2)
The grant date fair value of the stock options, computed in accordance with FASB ASC Topic 718, represents the value of stock options granted during the year. The amounts reported in this table reflect our accounting expense and may not represent the amounts our Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on our actual operating performance, stock price fluctuations and that Named Executive Officer’s continued employment. Our Designated Plans, governed substantially under the same terms as our 2011 Plan, provide that the option exercise price is always at least equal to the closing market price of the common shares on the day preceding the date of grant and the term may not exceed 10 years. These stock options vest one third on the next three anniversaries of their grant date. Grants made on July 9, 2015 following Shareholders' approval at the Annual General Meeting on July 9, 2015 vest one third on the next three anniversaries from March 30, 2015.

Outstanding Equity Awards at Fiscal Year-End

The following table sets out all option awards, outstanding as at December 31, 2015, for each Named Executive Officer:

	Option-based awards - total outstanding options (1)
Name	Number of securities underlying unexercised options (#)	Option exercise price (C$)	Option exercise price (US$)	Option grant date(2)	Value of unexercised in-the-money options (C$)(3)	Value of unexercised in-the-money options (US$)(4)
Dr. Mark Murray (5)	27,007	0.44	0.32	March 2, 2008	154,458	111,596
	30,000	4.65	3.36	August 31, 2008	45,275	32,711
	25,000	1.80	1.30	December 9, 2008	108,979	78,738
	25,000	3.85	2.78	January 28, 2010	57,729	41,709
	35,000	2.40	1.73	August 10, 2011	131,571	95,060
	35,000	1.70	1.23	December 23, 2011	156,071	112,761
	35,000	5.15	3.72	December 10, 2012	35,321	25,519
	35,000	16.40	11.85	February 5, 2014	N/A	N/A
	180,000	N/A	17.57	March 30, 2015	N/A	N/A
	100,000	N/A	17.57	July 9, 2015	N/A	N/A
Mr. Bruce Cousins	150,000	9.12	6.59	October 7, 2013	N/A	N/A
	80,000	N/A	17.57	March 30, 2015	N/A	N/A
	75,000	N/A	17.57	July 9, 2015	N/A	N/A
Dr. Mark Kowalski	50,000	5.75	4.15	August 12, 2013	20,458	14,781
	25,000	16.40	11.85	February 5, 2014	N/A	N/A
	65,000	N/A	17.57	March 30, 2015	N/A	N/A
	35,000	N/A	17.57	July 9, 2015	N/A	N/A
Dr. Peter Lutwyche	5,000	5.15	3.72	December 10, 2012	5,046	3,646
	20,000	16.4	11.85	February 5, 2014	N/A	N/A
	65,000	N/A	17.57	March 30, 2015	N/A	N/A
	35,000	N/A	17.57	July 9, 2015	N/A	N/A

	Option-based awards - outstanding vested options (1)
Name	Number of securities underlying unexercised options (#)	Option exercise price (C$)	Option exercise price (US$)	Option grant date(2)	Value of unexercised in-the-money options (C$)(3)	Value of unexercised in-the-money options (US$)(4)
Dr. Mark Murray(5)	27,007	0.44	0.32	March 2, 2008	154,458	111,596
	30,000	4.65	3.36	August 31, 2008	45,275	32,711
	25,000	1.8	1.30	December 9, 2008	108,979	78,738
	25,000	3.85	2.78	January 28, 2010	57,729	41,709
	35,000	2.4	1.73	August 10, 2011	131,571	95,060
	35,000	1.70	1.23	December 23, 2011	156,071	112,761
	35,000	5.15	3.72	December 10, 2012	35,321	25,519
	17,500	16.4	11.85	February 5, 2014	N/A	N/A
Mr. Bruce Cousins	112,500	9.12	6.59	October 7, 2013	N/A	N/A
Dr. Mark Kowalski	37,500	5.75	4.15	August 12, 2013	15,344	11,086
	12,500	16.4	11.85	February 5, 2014	N/A	N/A
Dr. Peter Lutwyche	5,000	5.15	3.72	December 10, 2012	5,046	3,646
	10,000	16.4	11.85	February 5, 2014	N/A	N/A

	Option-based awards - outstanding unvested options (1)
Name	Number of securities underlying unexercised unvested options (#)	Option exercise price (C$)	Option exercise price (US$)	Option grant date (2)	Value of unexercised in-the-money options (3)(C$)	Value of unexercised in-the-money options (4)(US$)
Dr. Mark Murray(5)	17,500	16.40	11.85	February 5, 2014	N/A	N/A
	180,000	N/A	17.57	March 30, 2015	N/A	N/A
	100,000	N/A	17.57	July 9, 2015	N/A	N/A
Mr. Bruce Cousins	37,500	9.12	6.59	October 7, 2013	N/A	N/A
	80,000	N/A	17.57	March 30, 2015	N/A	N/A
	75,000	N/A	17.57	July 9, 2015	N/A	N/A
Dr. Mark Kowalski	12,500	5.75	4.15	August 12, 2013	5,115	3,695
	12,500	16.40	11.85	February 5, 2014	N/A	N/A
	65,000	N/A	17.57	March 30, 2015	N/A	N/A
	35,000	N/A	17.57	July 9, 2015	N/A	N/A
Dr. Peter Lutwyche	10,000	16.40	11.85	February 5, 2014	N/A	N/A
	65,000	N/A	17.57	March 30, 2015	N/A	N/A
	35,000	N/A	17.57	July 9, 2015	N/A	N/A

Notes to tables:

(1) Options vest 25% immediately, and 25% at each of the first, second, and third anniversaries of the grant date except for options granted August 10, 2011 that vested based on the completion of certain performance goals and options granted on March 30, 2015 and July 9, 2015 that vest in thirds on each of the next three anniversaries from March 31, 2015.
(2) Options expire 10 years after the grant date.
(3) This amount is the difference between Arbutus' December 31, 2015 closing NASDAQ share price of US$4.45 converted to C$6.16 at the December 31, 2015 exchange rate and the exercise price of the option (denominated in Canadian dollars), multiplied by the number of options.
(4) This amount is the difference between Arbutus' December 31, 2015 closing NASDAQ share price of US$4.45 and the exercise price of the option converted to US dollars at the December 31, 2015 exchange rate of 0.7225, multiplied by the number of options.
(5) Dr. Murray holds options to purchase 40,000 common shares of Protiva, a wholly-owned subsidiary of Arbutus, with an exercise price of C$0.30. As part of the business combination between Arbutus and Protiva, Arbutus agreed to issue 27,007 Common Shares of Arbutus on the exercise of these stock options giving an effective cost per Arbutus stock option of C$0.44. The shares reserved for issue on the exercise of the Protiva options are equal to the number of Arbutus Common Shares that would have been issued if the options had been exercised before the completion of the business combination and the shares issued on exercise of the options had then been exchanged for Arbutus Common Shares. See subsection “Additional Shares Subject to Issue Under Historical Equity Compensation Plans”.

Options Exercises During the Fiscal Year

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Dr. Mark Murray	219,428	$1,133,628
Mr. Bruce Cousins	0	0
Dr. Peter Lutwyche	71,000	$1,058,353
Dr. Mark Kowalski	0	0
Dr. Mike Sofia	0	0

(1)
Value realized equals the closing market price of the Common Shares on the NASDAQ at exercise, less the exercise price, multiplied by the number of shares exercised. Value was converted to US dollars for presentation purposes at the average exchange rate for the year of $0.78 US dollars for every Canadian dollar.

Potential Payments Upon Termination or Change in Control

The following table provides information concerning the value of payments and benefits following the termination of employment of the Named Executive Officers under various circumstances. Payments vary based on the reason for termination and the timing of a departure. The below amounts are calculated as if the Named Executive Officer’s employment had been terminated as of the last business day of the fiscal year ended on December 31, 2015. Receipt of payments on termination is contingent on the Named Executive Officer delivering a release to Arbutus.

Payment Type	Dr. Mark Murray	Mr. Bruce Cousins	Dr. Mark Kowalski	Dr. Peter Lutwyche	Dr. Michael Sofia
Involuntary termination by Arbutus for cause
Cash payment	$206,869	$6,452	$6,736	$1,106	$6,371
Option values (1)	$494,797	$—	$11,086	$3,646	$—
Benefits (2)	N/A	N/A	N/A	N/A	N/A
Total	$701,666	$6,452	$17,822	$4,752	$6,371
Involuntary termination by Arbutus upon death
Cash payment	$206,869	$6,452	$6,736	$1,106	$6,371
Option values (1)	$494,797	$—	$11,086	$3,646	$—
Benefits (2)	N/A	N/A	N/A	N/A	N/A
Total	$701,666	$6,452	$17,822	$4,752	$6,371
Involuntary termination by Arbutus without cause or by Executive with good reason
Cash payment	$1,516,819	$631,035	$659,236	$550,926	$607,204
Option values (1)	$494,797	$—	$11,086	$3,646	$—
Benefits (2)	$79,024	$14,728	$79,233	$11,398	$72,187
Total	$2,090,640	$645,763	$749,555	$565,970	$679,391
Involuntary termination by Arbutus after a change in control of the Company
Cash payment	$1,516,819	$806,035	$841,736	$700,926	$782,204
Option values (1)	$494,797	$—	$14,781	$3,646	$—
Benefits (2)	$79,024	$14,728	$79,233	$11,398	$72,187
Total	$2,090,640	$820,763	$935,750	$715,970	$854,391

Notes:

(1)
This amount is based on the difference between Arbutus' December 31, 2015 NASDAQ closing share price of US$4.45 and the exercise price of the options that were vested as at December 31, 2015. For the purpose of this calculation, stock options that are denominated in Canadian dollars have been converted into US dollars at the December 31, 2015 exchange rate of C$1.00 = US$0.7225.

(2)
Ongoing benefit coverage has been estimated assuming that benefits will be payable for the full length of the severance period which would be the case if new employment was not taken up during the severance period. Benefits include extended health and dental coverage that is afforded to all of the Company’s full time employees. Dr. Murray’s benefits also include an estimate of the costs of reimbursement of health expenses incurred, including his family's health expenses that are not covered by insurance.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

At Arbutus' annual general and special meeting of Shareholders held on June 22, 2011, Shareholders approved the 2011 Plan and a 273,889 increase in the number Common Shares in respect of which awards may be granted under the 2011 Plan. Arbutus' pre-existing 2007 Omnibus Compensation Plan (the “2007 Plan”) was limited to the granting of stock options as equity incentive awards whereas the 2011 Plan also allows for the issuance of tandem stock appreciation rights, restricted stock units and deferred stock units. The 2011 Plan replaced the 2007 Plan. The 2007 Plan will continue to govern the options granted thereunder. No further options will be granted under Arbutus' 2007 Plan, however, any 2007 Plan options that are canceled or forfeited will be available for grant under the 2011 Plan. At Arbutus' annual general and special meeting of Shareholders held on June 20, 2012, Shareholders approved a 550,726 increase in the number Common Shares in respect of which awards may be granted under the 2011 Plan. At Arbutus' annual general and special meeting of Shareholders held on May 8, 2014, Shareholders approved an 800,000 increase in the number Common Shares in respect of which awards may be granted under the 2011 Plan. At Arbutus' annual general and special meeting of Shareholders held on July 9, 2015, Shareholders approved a 3,500,000 increase in the number of Common Shares in respect of which awards may be granted under the 2011 Plan.

Excluding the potential impact of the 2016 Plan, there are a total of 5,171,243 Common Shares either subject to options currently outstanding under Arbutus' equity compensation plans or available for future grants under Arbutus equity compensation plans, which represents approximately 9.5% of the Company’s 54,625,703 issued and outstanding Common Shares at March 30, 2016.

Since January 1996, the equivalent of 1,322,229 Common Shares have been issued pursuant to the exercise of options granted under Arbutus' equity compensation plans (which represents approximately 2.4% of the Company’s issued and outstanding Common Shares), and as of March 30, 2016, there were 3,522,945 Common Shares of Arbutus subject to options outstanding under Arbutus' equity compensation plans (which represents approximately 6.4% of the Company’s current issued and outstanding Common Shares). The number of Common Shares of Arbutus remaining available for future grants as at March 30, 2016 was 1,648,298 (which represents approximately 3.0% of the Company’s issued and outstanding Common Shares).

Additionally, Arbutus issued a total of 200,000 options to purchase Common Shares in 2013 to two executive officers of Arbutus in conjunction with their appointments as executive officers of Arbutus. These options were granted in accordance with the policies of the Toronto Stock Exchange and pursuant to newly designated share compensation plans (the “Designated Plans”).  The Designated Plans are governed by substantially the same terms as the 2011 Plan.

At the Meeting, Shareholders will be asked to approve certain amendments to the 2011 Plan (see “Proposal No. 3 - Approval of Amendments to the 2011 Omnibus Share Compensation Plan” below for more detail) and to approve the new 2016 Plan (see “Proposal No. 4 - Approval of the 2016 Omnibus Share and Incentive Plan” below for more detail). If our Shareholders approve the 2016 Plan, an additional 5,000,000 Common Shares (subject to adjustment as described below) will be issuable under the 2016 Plan, which represents 9.2% of the Company’s 54,625,703 issued and outstanding Common Shares at March 30, 2016, and the total Common Shares outstanding and available for future grant under all our equity compensation plans (including the 2016 Plan) will be 10,171,243, which represents 18.6% of the Company’s 54,625,703 issued and outstanding Common Shares at March 30, 2016.

Additional Shares Subject to Issue Under Historical Equity Compensation Plans

On May 30, 2008, as a condition of the acquisition of Protiva, the Company reserved 350,457 Common Shares (which represents approximately 0.6% of the Company’s issued and outstanding Common Shares as at March 30, 2016) for the exercise of up to 519,073 Protiva share options (“Protiva Options”). These shares are reserved for the issuance to those Shareholders who did not exercise their Protiva share options and exchange the shares of Protiva issuable on exercise for Common Shares of Arbutus on the closing of the business combination with Protiva. The shares reserved for them are equal to the same number of Arbutus Common Shares they would have received if they had exercised their options and transferred the shares to Arbutus. The Protiva Options are not part of Arbutus' 2011 Plan or 2007 Plan and the Company is not permitted to grant any additional Protiva stock options. The Protiva Options all have a C$0.30 exercise price and expire on dates ranging from April 3, 2017 to March 1, 2018. As at March 30, 2016 Protiva options equating to 298,426 Common Shares had been exercised, Protiva options equating to 6,794 Common Shares had been canceled, and Protiva options equating to 45,236 Common Shares remained outstanding.

On March 4, 2015, as a condition of the acquisition of Arbutus Inc., the Company reserved 184,332 Common Shares (which represents approximately 0.3% of the Company’s issued and outstanding Common Shares as at March 30, 2016) for the exercise of up to 183,040 Arbutus Inc. share options (“Arbutus Inc. Options”). These shares are reserved for the issuance to those Shareholders who did not exercise their Arbutus Inc. Options and exchange the shares of Arbutus Inc. issuable on exercise for Common Shares of Arbutus on the closing of the business combination with Arbutus Inc. The shares reserved for them are equal to the same number of Arbutus Common Shares they would have received if they had exercised their options and transferred the shares to Arbutus. The Arbutus Inc. Options are not part of Arbutus’s 2011 Plan or 2007 Plan and the Company is not permitted to grant any additional Arbutus Inc. stock options. The Arbutus Inc. Options all have exercise prices ranging from US$0.56 to US$0.58 and expire on dates ranging from November 12, 2024 to December 7, 2024. As at March 30 2016, no Arbutus Inc. Options had been exercised and Arbutus Inc. Options equating to 184,332 Common Shares remained outstanding.

Equity Compensation Plan Information

The following table sets out information for Arbutus' equity compensation plans as of the end of fiscal 2015.

Equity compensation plans approved by security holders	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c )
2007 and 2011 Plan(2) Protiva Options Arbutus Inc. Options	3,522,945 45,236 184,332	$8.51 $0.23 $0.57	953,798 - -
Equity compensation plans not approved by security holders
Designated Plans	200,000	$6.39	-
Total	4,647,013		953,798

Notes:

(1)
Options granted under the 2007 and 2011 Plan up to March 3, 2015 have a Canadian dollar denominated exercise price. Options granted under the 2011 Plan after March 3, 2015 have a US dollar denominated exercise price. For options with exercise prices denominated in Canadian dollars, in order to calculate a weighted-average exercise price for the purpose of the table, exercise prices have been converted to US dollars using the March 30, 2016 Bank of Canada US/Canadian closing exchange rate of 1.2965.

(2)
The 2011 Plan replaced the 2007 Plan. The 2007 Plan will continue to govern the options granted there under, but no additional options will be granted under the 2007 Plan. Any 2007 Plan options that are canceled or forfeited will be available for grant under the 2011 Plan.

CERTAIN TRANSACTIONS

Since January 1, 2015, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Merger with Arbutus Biopharma, Inc. (formerly OnCore Biopharma, Inc.)

On March 3, 2015, Shareholders of Arbutus, approved and adopted an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Arbutus (formerly Tekmira Pharmaceuticals, Inc.), TKM Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Arbutus (“Merger Subsidiary”), and Arbutus Biopharma, Inc. (formerly OnCore Biopharma, Inc.) (“Arbutus Inc. ”), pursuant to which Merger Subsidiary merged with and into Arbutus Inc. , with Arbutus Inc. surviving as a wholly-owned subsidiary of Arbutus (the “Merger”).  The closing of the Merger occurred on March 4, 2015 and the Merger became effective with the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on March 4, 2015 (the “Effective Time”). In connection with the Merger, Arbutus and OnCore’s largest shareholder Roivant Sciences Ltd. entered into a Governance Agreement dated January 11, 2015 relating to the composition of the combined company’s board and certain other corporate governance matters, as described under Proposal No. 1.

At the Effective Time, the issued and outstanding common shares of Arbutus Inc. were converted into and represent the right to receive 23,973,315 Common Shares of Arbutus. At the Effective Time, each Arbutus Inc. stock option, whether vested or unvested (the “Option Awards”), outstanding immediately prior to the Effective Time was assumed by Arbutus and converted automatically at the Effective Time into an option denominated in Arbutus Common Shares. The Option Awards shall continue to be subject to substantially the same terms and conditions as were applicable to the Option Awards in effect immediately prior to the Effective Time, other than for the adjustments described in the Merger Agreement. At the Effective Time, each Arbutus Inc. restricted stock award (the “Stock Awards”) that was outstanding immediately prior to the Effective Time was assumed by Arbutus and converted automatically at the Effective Time into a restricted stock award denominated in Arbutus Common Shares.  The Stock Awards shall continue to be subject to substantially the same terms and conditions as were applicable to the Stock Awards in effect immediately prior to the Effective Time, other than for the adjustments described in the Merger Agreement.

Immediately following completion of the Merger, Arbutus security holders owned 50% of the outstanding equity of the combined company, and Arbutus Inc. security holders owned 50% of the outstanding equity of the combined company, calculated immediately prior to the Effective Time on a fully-diluted and as-converted basis using the “treasury stock method”.  However, immediately following completion of the Merger, Arbutus and Arbutus Inc. security holders owned approximately 48.5% and 51.5%, respectively, of the issued and outstanding Common Shares of Arbutus, calculated on a non-diluted basis.

Following the Merger with Arbutus Inc. on March 4, 2015, Patrick Higgins and Michael Sofia became executives of the Company and entered into employment agreements with Arbutus Inc. The Employment Agreement with Patrick Higgins provides that he will serve as Arbutus Inc.’s Chief Business & Commercial Operations Officer and will receive a salary of $360,000. The Employment Agreement with Michael J. Sofia provides that he will serve as Arbutus Inc.’s Chief Scientific Officer and will receive a salary of $350,000. Under each of the Employment Agreements, each executive will be eligible to receive a bonus, will be reimbursed for certain expenses incurred in performing services to Arbutus Inc., will be eligible to participate in employee benefit plans, and will be eligible to receive equity awards under our equity compensation plans, subject to the approval of the Board of Directors.

Simultaneous with the execution of the Employment Agreements by Arbutus Inc. and each of Patrick Higgins and Michael Sofia, the Company entered into revised share repurchase agreements with each of Michael Sofia and Patrick Higgins (each referred to as a “Repurchase Agreement” and, together, the “Repurchase Agreements”). Under the terms of each Repurchase Agreement, in the event that Arbutus Inc. terminates the executive's employment with Arbutus Inc. for “Cause” (as defined in the applicable Employment Agreement) or the executive terminates his employment other than for “Good Reason” (as defined in the Employment Agreement), the Company may, during the 60-day period following such termination, repurchase any or all Arbutus shares owned by the executive not previously released from Arbutus’ repurchase right at a purchase price of $0.001 per share. The repurchase right terminates as to approximately 1/8 of the shares subject to the Repurchase Agreement on a quarterly basis until August 31, 2017. The repurchase right terminates as to all of the shares in the event of (i) a termination by Arbutus without Cause, (ii) a termination by the executive for Good Reason, (iii) a termination as a result of the death or disability of the executive and (iv) any termination during the period from April 1, 2016 until April 30, 2016.

Other Transactions

Our Board of Directors has adopted a written policy for reviewing and approving transactions between the Company and its related persons, including directors, director nominees, executive officers, 5% shareholders and their immediate family members and affiliates. Future transactions with these related parties will be on terms no less favorable to us than could be obtained from independent third parties, and all such transactions will be reviewed and subject to approval by members of our Audit Committee.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers, and persons that own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% Shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2015, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our Common Shares met the filing requirements on a timely basis except as disclosed below.

Michael J. Abrams, Managing Director                2 Late Form 4s (2 transactions)
Bruce Cousins, EVP & CFO                    2 Late Form 4s (2 transactions)
Mark J. Murray, Director, President & CEO            2 Late Form 4s (2 transactions)
Herbert J. Conrad, Director                    1 Late Form 4 (1 transaction)
Richard C. Henriques, Jr., Director                1 Late Form 4 (1 transaction)
Mark Kowalski, Chief Medical Officer                1 Late Form 4 (1 transaction)
Peter Lutwyche, Chief Technology Officer            1 Late Form 4 (1 transaction)

These reports were filed late due to transitions related to the Merger.

INDEPENDENT AUDITORS

Fees Billed by Independent Auditor

The aggregate fees billed for professional services rendered by KPMG for the fiscal years ended December 31, 2015 and December 31, 2014 are as follows:

	Fiscal 2015	Fiscal 2014
Audit fees (1)	$438,767	$356,746
Audit-related fees (2)	—	—
Tax fees (3)	308,027	90,900
All other fees	—	—
Total fees	$746,794	$447,646

(1)	Quarterly reviews, review of SEC listing documents, review of prospectus, and business acquisition report.

(2)	Preliminary review of Sarbanes-Oxley internal controls

(3)	Tax compliance, tax planning, and tax advisory services on the Arbutus Inc. merger.

A copy of our Audit Committee’s charter, the text of which is attached to this Proxy Statement/Circular as Exhibit B, is available on our website at www.arbutusbio.com.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditor before it is engaged to render these services.  The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management.  The Audit Committee may delegate its authority to pre-approve services to one or more Committee members, provided that the designees present the pre-approvals to the full Committee at the next Committee meeting.  All audit and non-audit services performed by our independent auditor have been pre-approved by our Audit Committee to assure that such services do not impair the auditor's independence from us.

Attendance at Annual General Meeting

Representatives from KPMG are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as well as the matters required to be discussed by Auditing Standard No. 16 as adopted by the Public Company Accounting Oversight Board. The Audit Committee also has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence and has discussed with the independent auditor the auditor's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2015.

Respectfully submitted,

AUDIT COMMITTEE

Frank Karbe (Chair), Herbert Conrad, Richard Henriques

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The size of the Board of Directors of the Company has been fixed at seven. The term of office of each of the current directors will end immediately before the election of directors at the Meeting. Unless the director’s office is earlier vacated in accordance with the provisions of the Business Corporations Act (British Columbia) and the Articles of Arbutus, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of Arbutus or, if no director is then elected, until a successor is elected or appointed.

Upon the recommendation of our Nominating and Governance Committee, the Board has nominated the following individuals to serve until the 2017 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified: Vivek Ramaswamy, Mark Murray, Herbert Conrad, Richard Henriques, Frank Karbe, Keith Manchester, and William Symonds. Shareholders may also nominate individuals for election to the Board in accordance with our Articles and the Business Corporations Act (British Columbia), as more fully described below under “Corporate Governance - Director Nominations”.

We are not aware that any of our nominees will be unable or unwilling to serve as a director of Arbutus; however, should we become aware of such an occurrence before the election of directors takes place at the Meeting, if the persons named in the accompanying proxy are appointed as proxyholders, it is intended that the discretionary power granted under such proxy will be used by the proxyholders to vote in their discretion for a substitute nominee or nominees.

Under our majority voting policy each director nominee must receive more “For” votes than “Withhold” votes in order for their appointment to be immediately approved. Our majority voting policy is more fully described below under “Corporate Governance - Director Election and Majority Voting Policy”.

Unless directed otherwise by a Shareholder, or such authority is withheld, the individuals named in the accompanying Proxy intend to vote the Common Shares represented by proxies for which either of them is appointed proxyholder “FOR” each named nominee whose names are set forth herein.

The Board of Arbutus recommends that the Shareholders vote FOR the election of the nominees.

PROPOSAL NO. 2 – RATIFICATION OF AUDITOR

Management requests that the Shareholders ratify the appointment of KPMG LLP, P.O. Box 10426, 777 Dunsmuir Street, Vancouver, British Columbia, V7Y 1K3 as independent auditor for the fiscal year ended December 31, 2016. KPMG LLP has been auditor of Arbutus since April 2007.

For more information concerning the Audit Committee and its members, see “Corporate Governance – Committees of our Board of Directors – Audit Committee.”

The Board of Arbutus recommends that the Shareholders vote FOR the ratification of the appointment of KPMG LLP as independent auditor of Arbutus for the year-ended December 31, 2016.

PROPOSAL NO. 3 - APPROVAL OF AMENDMENTS TO
THE 2011 OMNIBUS SHARE AND COMPENSATION PLAN

Overview

The Board of Directors has determined that it is advisable to amend the 2011 Plan order for certain awards to qualify as “performance-based compensation” under Section 162(m) of the Code by including an individual limit of Common Shares that may be issued to any one participant within any one year period to the lesser of: (i) 5% of the total number of outstanding Common Shares of Arbutus on a non-diluted basis and; (ii) 2,500,000 Common Shares (subject to certain adjustment provisions under the 2011 Plan) and to address certain administrative matters (collectively, the “2011 Stock Option Plan Amendments”) as follows:

(a)	To change all references from “Tekmira Pharmaceuticals Corporation” to “Arbutus Biopharma Corporation”;

(b)
To restrict, with limited exceptions, the Compensation Committee’s power, without prior Shareholder approval, to effect any re-pricing of any previously granted “underwater” options or tandem stock appreciation rights;

(c)	To clarify the treatment of certain awards subject to Section 409A of the Code; and

(d)	To make certain conforming amendments to the 2011 Plan to reflect the above.

The above summary of the 2011 Stock Option Plan Amendments is a summary only, and is qualified in entirety by the full text of the 2011 Plan, as amended, the full text of which is attached as Exhibit D to this Proxy Statement/Circular.

Material Terms of the 2011 Plan

The following is a summary of important provisions of the 2011 Plan. It is not a comprehensive discussion of all of the terms and conditions of the 2011 Plan, and is qualified in its entirety by the full text of the 2011 Plan. Readers are advised to review the full text of the 2011 Plan to fully understand all terms and conditions of the 2011 Plan. A copy of the 2011 Plan is attached as Exhibit D to this Proxy Statement/Circular.

Purpose. The purpose of the 2011 Plan is to promote the Company’s interests and long-term success by providing directors, officers, employees and consultants with greater incentive to further develop and promote the Company’s business and financial success, to further the identity of interest of persons to whom Awards may be granted with those of the Shareholders generally through a proprietary ownership interest in the Company, and to assist the Company in attracting, retaining and motivating its directors, officers, employees and consultants.

Administration. Under the 2011 Plan, the Board of Directors can, at any time, appoint a committee (the “2011 Plan Committee”) to, among other things, interpret, administer and implement the 2011 Plan on behalf of the Board of Directors in accordance with such terms and conditions as the Board of Directors may prescribe, consistent with the 2011 Plan (provided that if at any such time such a committee has not been appointed by the Board of Directors, the 2011 Plan will be administered by the Board of Directors).

Eligible Persons. Under the 2011 Plan, Awards may be granted to any director, officer, employee or consultant (as defined in the 2011 Plan) of the Company, or any of its affiliates, or a person otherwise approved by the 2011 Plan Committee (an “Eligible Person”). A participant (“Participant”) is an Eligible Person to whom an Award has been granted under the 2011 Plan.

Share Reserve. As of March 30, 2016, there were 208,113 options outstanding under the 2007 Plan and 3,314,832 options outstanding under the 2011 Plan. Any 2007 Plan options that are canceled or forfeited will be available for grant under the 2011 Plan. There are of 1,648,2908 available for issuance under the 2011 Plan, which represents 3.0% of our outstanding Common Shares as of March 30, 2016. The aggregate number of Awards that may be issued under the 2011 Plan is 6,493,870 as of March 30, 2016, representing 11.9% of our outstanding Common Shares as of March 30, 2016.

Amending Provisions. The 2011 Plan allows the 2011 Plan Committee of the Board of Directors to amend the 2011 Plan or any Award agreement under the 2011 Plan at any time provided that Shareholder approval has been obtained by ordinary resolution. The 2011 Plan Committee may not, without Shareholder approval, reprice any previously granted “underwater” option or Tandem SAR. Notwithstanding the foregoing, Shareholder approval would not be required for amendments of a clerical nature, amendments to reflect any regulatory authority requirements, amendments to vesting provisions, amendments to the term of options or tandem stock appreciation rights held by non-insiders, and any amendments which provide a cashless exercise feature to an Award that provides for the full deduction of the number of underlying Common Shares from the total number of Common Shares subject to the 2011 Plan.

Limits on Grants to Insiders. The 2011 Plan limits the number of Common Shares:

(i)	issuable, at any time, to Participants that are insiders of Arbutus; and

(ii)	issued to Participants that are insiders of Arbutus within any one year period,

pursuant to the 2011 Plan, or when combined with all of Arbutus' other security based share compensation arrangements, to a maximum of 10% of the total number of outstanding Common Shares (on a non-diluted basis). The Common Shares issued pursuant to an entitlement granted prior to the grantee becoming an insider will be excluded in determining the number of Common Shares issuable to insiders. Additionally, under the terms of the 2011 Plan, the number of Common Shares reserved for issuance to any one person shall not, in the aggregate, exceed the lesser of (i) 5% of the total number of outstanding Common Shares (on a non-diluted basis) and (ii) 2,500,000 Common Shares.

Issuance of Awards. The 2011 Plan allows for the issuance of stock options, tandem stock appreciation rights, restricted stock units and deferred stock units, each is briefly described below:

Nonqualified Stock Options - The 2011 Plan Committee may grant nonqualified stock options under the 2011 Plan which do not meet the requirements of Section 422 of the Code and which will be subject to the following terms and conditions. The exercise price of an option may be paid through various means specified by the 2011 Plan Committee, including in cash, Common Shares (actually or by attestation), other securities, other awards or other property, or any combination thereof. With limited exceptions (legal prohibition on exercise, Blackout Periods and lock-up agreements) for which a thirty day extension is provided, every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten year period, unless it has lapsed at an earlier date as determined by the 2011 Plan Committee.

Incentive Stock Options - The 2011 Plan Committee may grant incentive stock options under the 2011 Plan which meet the requirements of Section 422 of the Code. Under the 2011 Plan, the aggregate fair market value, determined at the time the option is granted, of the Common Shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the plan and any other incentive stock option plans of the Company) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the 2011 Plan Committee but will not be less than 100% of the “fair market value” of the Common Shares on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option exercise price per share under such option will not be less than 110% of the fair market value of the Common Shares on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

Tandem Stock Appreciation Rights - Tandem Stock Appreciation Rights, or Tandem SARs, provide option holders with a right to surrender vested options for termination in return for Common Shares (or the cash equivalent) equal to the net proceeds that the option holder would otherwise have received had the options been exercised and the underlying Common Shares immediately sold. Settlement may be made, in the sole discretion of the 2011 Plan Committee, in Common Shares or cash, or any combination thereof.

Restricted Stock Units - Restricted Stock Units, or RSUs, entitle the holder to receive Common Shares (or the cash equivalent) at a future date. RSUs are granted with vesting conditions (typically based on continued service or achievement of personal or corporate objectives) and settle upon vesting by delivery of Common Shares (or the cash equivalent). The value of the RSU increases or decreases as the price of the Common Shares increases or decreases, thereby promoting alignment of the interests of the RSU holders with Shareholders. Settlement may be made, in the sole discretion of the 2011 Plan Committee, in Common Shares or cash, or any combination thereof. Vesting of RSUs is determined by the 2011 Plan Committee in its sole discretion and specified in the Award agreement pursuant to which the RSU is granted.

Deferred Stock Units - Deferred Stock Units, or DSUs, represent a future right to receive Common Shares (or the cash equivalent) at the time of the holder’s retirement, death, or the holder otherwise ceasing to provide services to Arbutus, allowing Arbutus to pay compensation to holders of DSUs on a deferred basis. Each DSU awarded by Arbutus is initially equal to the fair market value of a Common Shares at the time the DSU is awarded. The value of the DSU increases or decreases as the price of the Common Shares increases or decreases, thereby promoting alignment of the interests of the DSU holders with Shareholders. Settlement may be made, in the sole discretion of the 2011 Plan Committee, in Common Shares or cash, or any combination thereof. Vesting of DSUs is determined by the 2011 Plan Committee in its sole discretion and specified in the Award agreement pursuant to which the DSU is granted.

Adjustment of Exercise/Settlement During Blackout Periods. Further to our Insider Trading Policy, our officers, directors and employees may be prohibited from trading in our securities for an interval of time, or the Blackout Period. As Blackout Periods are of varying length and may occur at unpredictable times, Awards may expire or settle during a Blackout Period. As a result, the 2011 Plan provides that: (i) where the expiry date of an option or Tandem SAR occurs during or within ten non-blackout trading days following the end of a Blackout Period, the expiry date for such option or Tandem SAR shall be the date which is ten non-blackout trading days following the end of such Blackout Period; and (ii) where the date for the settlement of Restricted Stock Units or the payment of a settlement amount in the case of a DSU occurs during a Blackout Period, Arbutus shall make such settlement or pay such settlement amount to the holder of such an Award within ten non-blackout trading days following the end of such Blackout Period.

Computation of Available Shares. For the purposes of computing the number of Common Shares available for grant under the 2011 Plan, the 2011 Plan provides that Common Shares subject to any Award (or portion thereof) that have expired or are forfeited, surrendered, cancelled or otherwise terminated prior to the issuance or transfer of such Common Shares, or are settled in cash in lieu of settlement in Common Shares, shall again be available for grant under the 2011 Plan. Notwithstanding the foregoing, any Common Shares subject to an Award that are withheld or otherwise not issued in order to satisfy the Participant’s withholding obligations, or in payment of any option exercise price, shall reduce the number of Common Shares available for grant.

Exercise Price of Options. The 2011 Plan provides that the exercise price for each option is to be determined by the 2011 Plan Committee, but in no event may be lower than:

(i)        where the Common Shares are listed on a stock exchange or other organized market, the closing price of the Common Shares on such stock exchange or other organized market as determined by the 2011 Plan Committee for the trading session ending on the day prior to the time of grant; or

(ii)        where the Common Shares are not publicly traded, the value which is determined by the 2011 Plan Committee to be the fair value of the Common Shares at the time of grant, taking into consideration all factors that the 2011 Plan Committee deems appropriate, including, without limitation, recent sale and offer prices of the Common Shares in private transactions negotiated at arm’s length.

Settlement of Awards. Subject to the terms and limitations of the 2011 Plan, payments or transfers to be made upon the exercise or settlement of an Award be made in such form or forms as the 2011 Plan Committee may determine (including, without limitation, cash or Common Shares), and payment or transfers made in whole or in part in Common Shares may, in the discretion of the 2011 Plan Committee, be issued from treasury or purchased in the open market.

Grant, Exercise, Vesting, Settlement Awards. Subject to the terms of the 2011 Plan, the 2011 Plan Committee may grant to any eligible person one or more Awards as it deems appropriate. The 2011 Plan Committee may also impose such limitations or conditions on the exercise, vesting, or settlement of any Awards as it deems appropriate.

Payment of Exercise Price of Options. Participants in the 2011 Plan may pay the exercise price by cash, bank draft or certified cheque, or by such other consideration as the 2011 Plan Committee may permit.

Term of Options. Subject to the Blackout Period provisions described above, an option will expire on the date determined by the 2011 Plan Committee and specified in the option agreement pursuant to which such option is granted, which date shall not be later than the tenth anniversary of the date of grant, or such earlier date as may be required by applicable law, rules or regulations, including those of any exchange or market on which the Common Shares are listed or traded. If an optionee’s status as a director, officer, employee or consultant terminates for any reason other than death or termination for cause, the option will expire on the date determined by the 2011 Plan Committee or as specified by agreement among Arbutus and the director, officer, employee or consultant, and in the absence of such specification, will be deemed to be the date that is three months following the director, officer, employee or consultant’s termination. If the optionee’s status as a director, officer, employee or consultant is terminated for cause, the option shall terminate immediately. In the event that the optionee dies before otherwise ceasing to be a director, officer, employee or consultant, or before the expiration of the option following such a termination, the option will expire one year after the date of death, or on such other date determined by the 2011 Plan Committee and specified in the option agreement. Notwithstanding the foregoing, except in the case of death or as expressly permitted by the 2011 Plan Committee, all stock options will cease to vest as at the date upon which the optionee ceases to be eligible to participate in the 2011 Plan.

Change in Control. In the event of a merger or acquisition transaction that results in a change of control of Arbutus, the 2011 Plan Committee may, at its option, take any of the following actions: (a) determine the manner in which all unexercised or unsettled Awards granted under the 2011 Plan will be treated, including the accelerated vesting of such options; (b) offer any participant under the 2011 Plan the opportunity to obtain a new or replacement Award, if applicable; or (c) commute for or into any other security or any other property or cash, any Award that is still capable of being exercised or settled.

Section 162(m). Section 162(m) of the Code generally prevents a publicly held company from obtaining a tax deduction for compensation of more than $1 million paid in any year to its chief executive officer or its three most highly paid executive officers, excluding the chief financial officer unless such payments are “performance-based” as defined in that section. In order to facilitate compensation paid via stock option or tandem SAR to be “performance-based” under Section 162(m), the proposed amendment to the 2011 Plan requires Shareholder approval of the per-individual share limit per year described in “Limits on Grants to Insiders” above. In addition, the 2011 Plan Committee must be comprised solely of two or more outside directors.

Accordingly, to enable us to receive tax deductions for compensation earned by our chief executive officer and other executive officers under grants of stock options and Tandem SARs under the 2016 Plan, the Board of Directors is requesting Shareholder approval of the plan limits and the material terms of the 2011 Plan.

Transferability. Awards granted under the 2011 Plan are not transferable or assignable and may be exercised only by the grantee, subject to exceptions in the event of the death or disability of the grantee.

Termination. The 2011 Plan will terminate on June 22, 2021.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the 2011 Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2011 Plan, including state, local or foreign tax consequences.

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the Common Shares received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a participant makes no disqualifying disposition of the Common Shares received upon exercise within the one year period beginning after the transfer of such Common Shares to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the Common Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Common Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Common Shares acquired upon exercise.

If the participant makes a disqualifying disposition of the Common Shares before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the Common Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the Common Shares at the time of exercise, such excess will be taxed as capital gain if the Common Shares are otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the Common Shares, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any Common Shares received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

Restricted Stock Units/Deferred Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units or deferred stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units or deferred stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes and the 2011 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the Common Shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date Common Shares are distributed to the participant.

Section 409A of the Internal Revenue Code

The 2011 Plan Committee intends to administer and interpret the 2011 Plan and all award agreements in a manner designed to satisfy the requirements of Code Section 409A of the Internal Revenue Code and to avoid any adverse tax results thereunder to a holder of an award.

In accordance with the provisions of the 2011 Plan, the approval of Shareholders is required for certain amendments to the 2011 Plan. Accordingly, at the Meeting, the Shareholders will be asked to consider, and if deemed advisable, to approve, an ordinary resolution (the “2011 Plan Amendments Resolution”), attached as Exhibit C to this Proxy Statement/Circular.

2011 Plan Benefits

The awards, if any, that will be made to eligible persons under the 2011 Plan, as amended, are subject to the complete discretion of the Compensation Committee, compensation programs and policies adopted by the Compensation Committee or the Board, the speed and nature of new hires and other factors and, therefore, we cannot currently determine the benefits or number of Common Shares subject to awards that may be granted in the future to eligible persons under the 2011 Plan, as amended. Recent awards under the 2011 Plan are listed in the Grants of Plan-Based Awards table in this Proxy Statement/Circular. As of March 30, 2016, the closing market price of a Common Share was $3.94.

PROPOSAL NO. 4 - APPROVAL OF THE 2016 OMNIBUS SHARE AND INCENTIVE PLAN

Overview

We are seeking Shareholder approval to adopt our 2016 Omnibus Share and Incentive Plan (the “2016 Plan”).

The purpose of the 2016 Plan is to promote the interests of the Company by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors to promote the business and financial success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various share and cash based arrangements and provide them with opportunities for share ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

The 2016 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights (SARs), restricted stock, restricted stock units, performance awards, dividend equivalents and other stock-based awards to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company or any affiliate of the Company, or any such person to whom an offer of employment or engagement with the Company or any affiliate is extended.

Under the 2016 Plan, the maximum number of Common Shares which may be issued, subject to adjustment as described below, is 5,000,000.

The aggregate number of shares with respect to which awards are exercisable, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2016 Plan. If awards under the 2016 Plan expire or otherwise terminate without being exercised, the shares not acquired pursuant to such awards again become available for issuance under the 2016 Plan in accordance with its terms. However, under the following circumstances, shares will not again be available for issuance under the 2016 Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to an award, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.

No eligible person under the 2016 Plan may be granted any stock options, SARs or performance awards denominated in Common Shares for more than an aggregate of 2,500,000 Common Shares during any calendar year, subject to adjustment as described below. The aggregate amount payable pursuant to all performance awards denominated in cash to any eligible person in any calendar year is limited to $5,000,000 in value. Directors who are not also employees of the Company or an affiliate of the Company may not be granted awards or awards denominated in Common Shares that exceed in the aggregate $500,000 in any calendar year.

A copy of the 2016 Plan is attached to this Proxy Statement/Circular as Exhibit E and is incorporated herein by reference. The summary herein of the material terms of the 2016 Plan does not purport to be a complete description of the 2016 Plan and is qualified in its entirety by reference to the complete copy of the 2016 Plan in Exhibit E attached to this Proxy Statement/Circular.

Material Terms of the 2016 Plan

Administration

The 2016 Plan will be administered by the Executive Compensation and Human Resources Committee of the Company, or such other committee designated by the Board to administer the Plan, and comprised of members as specified under the 2016 Plan (the “2016 Plan Committee”). The Board of Directors will fill vacancies on and from time to time may remove or add members to the 2016 Plan Committee, and the 2016 Plan Committee will be so constituted to permit awards granted under the 2016 Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and to permit grants of performance-based compensation under the plan to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any other statutory rule or regulatory requirements, unless otherwise determined by the Board of Directors.

Subject to the express provisions of the 2016 Plan, the 2016 Plan Committee has authority to administer and interpret the 2016 Plan, including the authority to determine who is eligible to participate in the 2016 Plan and to whom and when awards are granted under the 2016 Plan, to grant awards, to determine the number of shares of Common Shares subject to awards and the exercise or purchase price of such shares under an award, to establish and verify the extent of satisfaction of any performance criteria applicable to awards, to prescribe and amend the terms of the agreements evidencing awards made under the 2016 Plan, and to make other determinations deemed necessary or advisable for the administration of the 2016 Plan. Also, subject to the requirements of applicable corporate laws, and any limitations under applicable stock exchange rules, the 2016 Plan Committee also has the power to delegate to officers the authority to grant and determine the terms and conditions of awards granted under the 2016 Plan. These delegated officers shall not be permitted to grant awards to any person subject to Rule 16b-3 under the Exchange Act or Code Section 162(m).

Eligibility

Participants under the 2016 Plan are limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company or any affiliate of the Company, or any such person to whom an offer of employment or engagement with the Company or any affiliate of the Company is extended.

In determining to whom awards will be granted and the nature of such each award, the 2016 Plan Committee may take into account the nature of the services rendered by the respective participant, their present and potential contributions to the success of the Company or such other factors as the 2016 Plan Committee, in its discretion, deems relevant.

General Terms and Conditions of Awards

Nonqualified Stock Options

The 2016 Plan Committee may grant nonqualified stock options under the 2016 Plan which do not meet the requirements of Section 422 of the Code and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the 2016 Plan Committee but will not be less than 100% of the “fair market value” of the Common Shares on the date of grant of such option, with limited exceptions. The term “fair market value” means either (a) if the Common Shares are listed on any established stock exchange, the price of one Common Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Common Shares shall have occurred on such date, on the next preceding date on which there was a sale of Common Shares, or (b) if the Common Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Common Share; or (c) if the Common Shares are not publicly traded as of such date, the per share value of a Common Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

The exercise price of an option may be paid through various means specified by the 2016 Plan Committee, including in cash, Common Shares (actually or by attestation), other securities, other awards or other property, or any combination thereof. With limited exceptions (legal prohibition on exercise, black-out periods and lock-up agreements) for which a thirty day extension is provided, every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten year period, unless it has lapsed at an earlier date as determined by the 2016 Plan Committee.

Incentive Stock Options

The 2016 Plan Committee may grant incentive stock options under the 2016 Plan which meet the requirements of Section 422 of the Code. The aggregate number of Common Shares that may be issued under all incentive stock options under the 2016 Plan is 5,000,000 Common Shares. Under the 2016 Plan, the aggregate fair market value, determined at the time the option is granted, of the Common Shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the plan and any other incentive stock option plans of the Company) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the 2016 Plan Committee but will not be less than 100% of the “fair market value” of the Common Shares on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option exercise price per share under such option will not be less than 110% of the “fair market value” of the Common Shares on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

SARs

The 2016 Plan Committee may grant SARs under the 2016 Plan. Subject to the express provisions of the 2016 Plan and as discussed in this paragraph, the 2016 Plan Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the 2016 Plan will be determined by the 2016 Plan Committee and will be equal to or greater than the closing market price of a Common Share on the date of grant of the SAR, provided, however, that if the SAR being granted is in substitution for a SAR previously granted by an entity that is acquired by or merged with the Company, the grant value of such SAR may be lower than the closing market price of a share of common stock on the date of grant of the SAR. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of such ten year period, unless it has lapsed at an earlier date as determined by the 2016 Plan Committee.

Restricted Stock and Restricted Stock Units

The 2016 Plan Committee may grant restricted stock or restricted stock units under the 2016 Plan. Restricted stock and restricted stock units will be subject to such restrictions as the 2016 Plan Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the 2016 Plan Committee may deem appropriate.

Any restricted stock granted under the 2016 Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the 2016 Plan Committee may deem appropriate. In the case of restricted stock units, no Common Shares shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive Common Shares, such Common Shares shall be issued and delivered to the holder of the restricted stock units.

Except as otherwise determined by the 2016 Plan Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by the Company.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares, other securities or other property) equivalent to the amount of cash dividends paid by us to our Shareholders, with respect to the number of shares determined by the 2016 Plan Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the 2016 Plan Committee may not (i) grant dividend equivalents in connection with options SARs or other awards the value of which is based solely on an increase in the value of the Common Shares after the date of grant of such award and (ii) pay a dividend equivalent with respect to an award prior to the date on which all condition or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

The 2016 Plan Committee may grant performance awards under the 2016 Plan. Each performance award will confer upon the participant the opportunity to earn future payments tied to the achievement of one or more performance criteria during such performance periods as the 2016 Plan Committee shall establish; provided, however, that to the extent a performance goal is based on share price, the minimum threshold share price must be at least $20.00 per Common Share. If the 2016 Plan is approved by stockholders, we estimate that up to fourteen persons, including ten officers and four employees, may be granted performance awards based on a combination of a minimum threshold share price of at least $20.00 per Common Share and the achievement of specified corporate objectives to be established by the 2016 Plan Committee at the time of grant.

The 2016 Plan authorizes the grant of performance awards pursuant to which a participant may become entitled to receive an amount payable in cash, stock, other securities, other awards, other property or a combination thereof on satisfaction of such performance criteria as are specified by the 2016 Plan Committee. For purposes of qualifying performance awards as “performance-based” compensation under Section 162(m) of the Code, the 2016 Plan Committee may set performance criteria based upon the business measurements described below under “Qualifying Performance Criteria.” Subject to the express provisions of the 2016 Plan and as discussed in this paragraph, the 2016 Plan Committee has discretion to determine the terms of any performance awards, including the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and such further terms and conditions, in each case not inconsistent with the 2016 Plan, as the 2016 Plan Committee may determine from time to time.

Qualifying Performance Criteria

Section 162(m) of the Code generally does not allow a publicly held company to obtain a tax deduction for compensation of more than $1 million paid in any year to its chief executive officer or its three most highly paid executive officers, excluding the chief financial officer (or its chief executive officer or its three highest paid executive officers excluding the chief financial officer if the Company ceases to be a “smaller reporting company” for SEC disclosure purposes) unless such payments are “performance-based” as defined in that section. One of the requirements for compensation to be “performance-based” under Section 162(m) is that the Company must obtain Shareholder approval of the material terms of the qualifying performance criteria for such compensation. The material terms which the Shareholders approve constitute the framework within which the actual performance criteria are set by the 2016 Plan Committee.

Accordingly, to enable us to receive tax deductions for compensation earned by our chief executive officer and other executive officers under grants of performance-based awards under the 2016 Plan, the Board of Directors is requesting Shareholder approval of the material terms of the qualifying performance criteria for those types of awards.

Subject to Shareholder approval, the qualifying performance criteria for performance awards will be any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case a specified by the 2016 Plan Committee in the award:

•	economic value added (EVA);

•	sales or revenue;

•	income (including without limitation operating income, pretax income and income attributable to the Company);

•	cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);

•
earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

•
returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total shareholder return (TSR) and total business return (TBR));

•
implementation, completion or achievement of critical corporate objectives or projects, including specified milestones in the discovery, development, commercialization and/or manufacturing of one or more products or product candidates; and

•	share price (minimum $20.00 per Common Share).

The 2016 Plan Committee may specify any reasonable definition of the above criteria at the time it sets the goals for an award. In order to qualify as performance-based under Section 162(m) of the Code, the 2016 Plan Committee must establish the performance goals no later than 90 days after the start of each performance period (or no later than after 25% of the performance period has elapsed if the performance period is less than 12 months). In addition, the 2016 Plan Committee must certify the achievement of the performance goals prior to payment of any qualifying performance-based compensation. If approved by the Shareholders, this proposal would not limit our right to award or pay other forms of equity incentives under the 2016 Plan to the Company’s executive officers that are not performance-based, including restricted stock and restricted stock units that vest based upon the continued employment of a participant.

Transferability

Except as otherwise may be provided by the 2016 Plan Committee in its discretion, and subject to such additional terms and conditions as it determines, no award (other than fully vested and unrestricted Common Shares issued pursuant to any award) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted Common Shares issued pursuant to any award) or right under any such award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate of the Company.

Corporate Transactions

In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the 2016 Plan Committee or the Board of Directors, in its sole discretion, can provide for one or more of the following to be effective upon the consummation of the event (or immediately prior to the consummation of the event, provided the consummation of the event subsequently occurs):

•
either (a) terminate any award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the award or the realization of the rights under the award or (b) replace the award with other rights or property of comparable value selected by the 2016 Plan Committee or the Board of Directors;

•
that the award be assumed by the successor or survivor corporation or be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation with appropriate adjustments;

•	that the award be exercisable or payable or fully vested with respect to all Common Shares covered thereby; or

•	that the award cannot vest, be exercised or become payable after a certain date in the future.

Amendment and Termination

No awards may be granted pursuant to the 2016 Plan after the ten-year anniversary of the effective date of the plan. Except to the extent Shareholder approval or participant consent is required as provided by the 2016 Plan, the Board of Directors may amend, modify or terminate the plan.

The 2016 Plan Committee may amend, modify or terminate an outstanding award, provided, however, that, except as expressly provided in the 2016 Plan, the 2016 Plan Committee may not, without the participant’s written consent, amend, modify or terminate an outstanding award that materially and adversely alters or impairs the terms or conditions of an award previously granted to a participant. Without limiting the foregoing, the 2016 Plan provides that the Board may amend, suspend, terminate or discontinue the Plan, and the 2016 Plan Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(a)	amend the eligibility for, and limitations or conditions imposed upon, participation in the 2016 Plan;

(b)
amend any terms relating to the granting or exercise of awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of awards, or otherwise waive any conditions of or rights of the Company under any outstanding award, prospectively or retroactively;

(c)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to awards necessary or desirable to avoid any adverse tax results under Code Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an award or beneficiary thereof; or

(d)	amend any terms relating to the administration of the 2016 Plan, including the terms of any administrative guidelines or other rules related to the 2016 Plan.

Under the 2016 Plan, prior approval of the Shareholders is required for any amendment to the 2016 Plan or an award thereunder that would:

(a)	require shareholder approval under the rules or regulations of the Securities and Exchange Commission, NASDAQ or any other securities exchange that are applicable to the Company;

(b)	increase the number of Common Shares authorized under the 2016 Plan as specified under the 2016 Plan;

(c)
increase the number of Common Shares or value subject to the limitations contained in 2016 Plan or otherwise cause the Code Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to the 2016 Plan;

(d)	permit repricing of options or SARs, which is prohibited by the 2016 Plan;

(e)	permit the award of options or SARs at a price less than 100% of the fair market value of a Common Share on the date of grant of such option or SAR, contrary to the provisions of the 2016 Plan; or

(f)	increase the maximum term permitted for options or SARs as specified under the 2016 Plan.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the 2016 Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2016 Plan, including state, local or foreign tax consequences.

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the Common Shares received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a participant makes no disqualifying disposition of the Common Shares received upon exercise within the one year period beginning after the transfer of such Common Shares to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the Common Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Common Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Common Shares acquired upon exercise.

If the participant makes a disqualifying disposition of the Common Shares before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the Common Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the Common Shares at the time of exercise, such excess will be taxed as capital gain if the Common Shares is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the Common Shares, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any Common Shares received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

Restricted Stock

The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

Restricted Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the 2016 Plan Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of Common Shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.

Section 409A of the Internal Revenue Code

The 2016 Plan Committee intends to administer and interpret the 2016 Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Internal Revenue Code and to avoid any adverse tax results thereunder to a holder of an award.

Clawback or Recoupment

All awards under the 2016 Plan will be subject to any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto. Awards may be granted with additional clawback or recoupment conditions or provisions as may be determined by the 2016 Plan Committee.

2016 Plan Benefits

The awards, if any, that will be made to eligible persons under the 2016 Plan are subject to the complete discretion of the 2016 Plan Committee, compensation programs and policies adopted by the 2016 Plan Committee or the Board, the speed and nature of new hires and other factors and, therefore, we cannot currently determine the benefits or number of Common Shares subject to awards that may be granted in the future to eligible persons under the 2016 Plan or a three year average share usage, or “burn rate” under the 2016 Plan, nor can we estimate the amount or the number of Common Shares that could have been granted to eligible individuals had the 2016 Plan been in place in the last fiscal year. The Board of Directors believes strongly that the approval of the 2016 Plan is essential to our continued success. As of March 30, 2016, the closing market price of a Common Share was $3.94.

The Board of Arbutus recommends that the Shareholders vote FOR the approval of the adoption of the 2016 Omnibus Share and Incentive Plan.

STATEMENT OF CORPORATE GOVERNANCE

Arbutus believes in building a strong governance foundation. We are subject to many provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC, the governance standards of the NASDAQ and the rules and policies of the Canadian provincial securities regulators regarding audit committees, corporate governance and the certification of certain annual and interim filings. The following disclosure of our approach to corporate governance outlines the various procedures, policies and practices that Arbutus and our Board of Directors have implemented to address all of the foregoing requirements and, where appropriate, reflect current best practices.

GENERAL INFORMATION

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, nor any person who has held such a position since the beginning of the last completed financial year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors and as otherwise set out herein.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, nominee for election as a director, executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries, or any of their associates or other member of management of the Company, was indebted to the Company at any time since the beginning of the most recently completed financial year.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To our knowledge, no informed person (as defined in National Instrument 51-102 – Continuous Disclosure Obligations) or nominee for election as a director of the Company or any associate or affiliate of any such informed person or nominee had any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries since the beginning of the most recently completed financial year, other than as set out herein.

MANAGEMENT CONTRACTS

There are no management functions of the Company which are performed by an individual or company other than the directors or executive officers of the Company or a subsidiary.

OTHER BUSINESS

If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the shares represented by the proxies appointing them on such matters in accordance with the recommendation of the Board and the authority to do so is included in the proxy.

As of the date of this Proxy Statement/Circular, the Board knows of no other matters which are likely to come before the Meeting.

ADDITIONAL INFORMATION

Information contained herein is given as of March 30, 2016, except as otherwise noted. If any matters which are not now known should properly come before the Meeting, the accompanying form of proxy will be voted on such matters in accordance with the best judgment of the person voting it.

Additional information relating to Arbutus, including Arbutus' most current Annual Report on Form 10-K filed on March 9, 2016, the comparative consolidated financial statements of Arbutus for the financial year ended December 31, 2015, together with the report of the independent auditor thereon and management’s discussion and analysis of Arbutus' financial condition and results of operations for fiscal 2015 which provide financial information concerning Arbutus can be found on the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or on the website of the SEC at www.sec.gov. Copies of those documents, as well as any additional copies of this Proxy Statement/Circular, are available upon written request to the Corporate Secretary, upon payment of a reasonable charge where applicable. Additionally, the reports and other information filed by us with the SEC can be inspected on the SEC’s website at www.sec.gov and such information can also be inspected and copies ordered at the public reference facilities maintained by the SEC at the following location: 100 F Street NE, Washington, D.C. 20549.

SHAREHOLDER PROPOSALS

Shareholders may present proposals for action at a future meeting if they comply with SEC rules, the BCBCA and other applicable laws;

Pursuant to Rule 14a-8 under the Exchange Act, and Division 7 of the BCBCA, some Shareholder proposals may be eligible for inclusion in the Proxy Statement/Circular for our 2017 Annual General Meeting of Shareholders (the “2017 Annual Meeting”). Eligibility requirements are described in greater detail under “How can I make a Shareholder proposal for the 2017 Annual General Meeting?”

These shareholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2) of the Exchange Act, must be received by us not later than December 9, 2016, which is 120 calendar days prior to the anniversary date of the mailing of notice of this Proxy Statement/Circular. Shareholders are also advised to review our Articles which contain additional advance notice requirements, including requirements with respect to director nominations.

The proxies to be solicited by us through our Board for our 2017 Annual Meeting will confer discretionary authority on the proxyholders to vote on any Shareholder proposal presented at that Meeting, unless we receive notice of such shareholder’s proposal not later than February 22, 2017, which is 45 calendar days prior to the anniversary date of the mailing of notice of this Proxy Statement/Circular.

Shareholder proposals must be in writing and should be addressed to Arbutus Biopharma Corporation, Attention: Corporate Secretary, 100-8900 Glenlyon Parkway Burnaby, British Columbia V5J 5J8.  It is recommended that Shareholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Articles and conditions established by the SEC.

We have not been notified by any Shareholder of his or her intent to present a Shareholder proposal from the floor at this year’s Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Meeting.

SOLICITATION OF PROXIES

We pay for preparing, printing and mailing this Proxy Statement/Circular and the Notice of Internet Availability of Proxy Materials. Our directors, executive officers and employees may, without additional compensation, solicit proxies personally or by e-mail, telephone, fax or special letter. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.

APPROVAL OF MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

The contents and mailing to Shareholders of this Proxy Statement/Circular have been approved by the Board.

/s/ Vivek Ramaswamy
Vivek Ramaswamy, Chairman of the Board
Vancouver, British Columbia
April 8, 2016

EXHIBIT A

MANDATE OF THE BOARD OF DIRECTORS

This Mandate of the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”) outlines the responsibilities of the Company’s Board, and identifies the personal and professional conduct expected of its directors.

GENERAL BOARD RESPONSIBILITIES

It is the responsibility of the Board to oversee the direction and management of the Company in accordance with the Company’s Articles, the Business Corporations Act (British Columbia) (the “BCBCA”), and the applicable requirements of such securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, the rules and regulations of the United States Securities and Exchange Commission, and the rules and regulations of the Canadian provincial and federal securities regulatory authorities, in all cases as may be modified or supplemented (collectively referred to herein as the “Rules”), while adhering to the highest ethical standards. Specific tasks and actions of the Board in fulfilling these general responsibilities are as follows:

Strategic Planning & Budgets

•
Meet at least annually to review the Company’s strategic business plan proposed by management, which takes into account, among other things, the opportunities and risks of the Company’s business, and includes a statement of the Company’s vision, mission and values, and to adopt such a plan with such changes as the Board deems appropriate.

•	Review the Company’s corporate objectives, financial plans and budgets proposed by management and adopt the same with such changes as the Board deems appropriate.

•	In connection with such reviews, the Board shall seek to provide a balance of long-term versus short-term orientation towards the Company’s vision, mission and values.

Review of Corporate Performance

•	Review the Company’s performance against strategic plans, corporate objectives, financial plans and budgets.

Chair of the Board

•	Appoint a Chair of the Board and review annually the Position Description for the Chairman.

Lead Director

•
If the Chair of the Board is not independent under the Rules, consider, if determined appropriate, appointing a Lead Director and, if applicable, prepare and review annually the Position Description for the Lead Director.

Executive Officers

•	Approve the hiring of executive officers.

•
Evaluate the integrity of the Chief Executive Officer and other executive officers, and direct the Chief Executive Officer and other executive officers to promote a culture of integrity throughout the Company.

•	Establish, and review annually, the Position Description for the Chief Executive Officer, and the job descriptions for the executive officers, as deemed necessary.
•

•	Evaluate executive officers’ performance and replace executive officers where necessary.

•	Consider succession planning and the appointment, training and monitoring of executive officers, including any recommendations from the Corporate Governance and Nominating Committee.

•	Confirm with management that all executive officers have current employment, non-competition and confidentiality agreements.

•	Review major Company organizational and staffing issues.

Corporate Disclosure

•	Review annually the Company’s Corporate Disclosure Policy and evaluate Company compliance with the policy, including general communications with analysts, investors and other key stakeholders.

Systems Integrity

•	Confirm with the Audit Committee that it has reviewed and discussed the adequacy of the Company’s internal financial reporting controls and management information systems.

•
Review, adopt and confirm distribution to appropriate personnel of the Company’s Code of Business Conduct for Directors, Officers and Employees and other governing policies, as applicable. Review and evaluate, as deemed necessary, whether the Company and its executive officers conduct themselves in an ethical manner and in compliance with the applicable Rules, audit and accounting principles and the Company’s own governing policies.

•	Provide for free and full access by the Board to management regarding all matters of compliance and performance.

Material Transactions

•	Review and approve any material transactions outside of the corporate budget.

BOARD STRUCTURE AND FUNCTION

Composition of the Board of Directors and Independence

•	Ensure that the majority of directors are independent pursuant to the Rules.

Annual Disclosure of Director Independence

•	Publicly disclose in the Company’s annual proxy statement, information circular or other regulatory filing conclusions as to the independence of the directors as required by the Rules.

Meetings of Independent Directors

•	Ensure that independent directors (as determined under the Rules) have regularly scheduled meetings at which only independent directors are present.

Board Assessment

•	Review and discuss the Corporate Governance and Nominating Committee’s annual assessment of the performance of the Board, including Board committees.
Outside Advisors for Directors

•	Ensure that the Board and each committee of the Board are permitted to engage outside advisors at the Company’s expense as they deem appropriate.

Director Succession

•	Ensure, as deemed appropriate, that there is a succession plan for directors.

Compensation of Non-Employee Directors

•	Annually review and approve the compensation to be paid to independent directors as recommended by the Compensation Committee.

Review of Board Materials, Attendance at Meetings, etc.

•
Advise Board members to review available Board meeting materials in advance, attend an appropriate number of Board meetings and committee meetings, as applicable, and devote the necessary time and attention to effectively carry out the Board’s responsibilities.

Perform other Functions Prescribed by the Articles, the BCBCA and the Rules

•	Perform such other functions as prescribed by the Company’s Articles, the BCBCA and the Rules.

Audit Committee

•	Delegate general responsibility to the Audit Committee those matters outlined in the Charter of the Audit Committee, which may include, among other things:

◦
overseeing and evaluating the performance, and assessing the qualifications, of the Company’s independent auditors and recommending to the Board the nomination and if applicable, the replacement of, and compensation to be paid to, the independent auditors for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services;

◦
subject to the appointment of the independent auditors by the Company’s Shareholders, determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent auditors to perform all proposed audit, review or attest services;

◦
determining and approving the engagement of, prior to the commencement of such engagement, and compensation to be paid to, the independent auditors to perform any proposed permissible non-audit services;

◦
reviewing the Company’s financial statements and management’s discussion and analysis of financial condition and results of operations and recommending to the Board whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by the Board;

◦
reviewing and discussing with management, the Board and the independent auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management and any certain and specific risks to the Company, and ensuring the implementation of appropriate systems to manage such risks, and the Audit Committee shall have the authority to delegate such responsibilities to another committee of the Board;

◦	conferring with the independent auditors and with management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;

◦
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters, and reviewing such procedures annually;

◦
reviewing and discussing with the independent auditors and management any legal matters, tax assessments, and any other matters which raise material issues regarding the Company’s financial statements or accounting policies and the manner in which these matters have been disclosed in the Company’s public filings;

all as more specifically set out in the Charter of the Audit Committee.

•	Appoint Board members to fill any vacancy in the Audit Committee.

•	Ensure that all members of the Audit Committee are:

◦	independent under the Rules;

◦
financially literate such that he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements; and

◦	compliant with any other requirements under the Rules.

•	Promote that, whenever possible, the Audit Committee have one member who is an audit committee financial expert as is currently defined under the Rules.

•	Review annually the Charter of the Audit Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Executive Compensation and Human Resources Committee

•
Delegate general responsibility to the Executive Compensation and Human Resources Committee (the “Compensation Committee”) those matters outlined in the Charter of the Executive Compensation and Human Resources Committee, which may include, among other things:

◦
reviewing and recommending to the Board the salary, bonus, equity compensation and any other compensation and terms of employment of the Company’s Chief Executive Officer, with consideration given to the corporate goals and objectives of the Company relevant thereto;

◦
reviewing and recommending to the Board the salary levels, bonus plans and structures and payments thereunder and other forms of compensation policies, plans and programs for other executive officers of the Company;

◦	reviewing and recommending to the Board the Company’s overall compensation plans and structure, including without limitation incentive-compensation and equity-based plans;

◦	reviewing and recommending to the Board the compensation to be paid to independent Board members, including any retainer, Committee and Committee chair fees and/or equity compensation;

◦	overseeing an evaluation of management succession planning;

all as more specifically set out in the Charter of the Compensation Committee.

•	Appoint Board members to fill any vacancy in the Compensation Committee.

•	Ensure that all members of the Compensation Committee are independent under the Rules.

•	Review annually the Charter of the Executive Compensation and Human Resources Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Corporate Governance and Nominating Committee

•
Delegate general responsibility to the Corporate Governance and Nominating Committee those matters outlined in the Charter of the Corporate Governance and Nominating Committee, which may include, among other things:

◦	establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board;

◦	reviewing and assessing the performance of the Board, including Board committees, seeking input from management, the Board and others;

◦	providing continuing education opportunities for Board members;

◦	the annual evaluation of the Board;

◦	developing and periodically reviewing a set of corporate governance principles for the Company;

all as more specifically set out in the Charter of the Corporate Governance and Nominating Committee.

•	Appoint Board members to fill any vacancy in the Corporate Governance and Nominating Committee.

•	Ensure that all members of the Corporate Governance and Nominating Committee are independent under the Rules.

•	Review annually the Charter of the Corporate Governance and Nominating Committee and suggest changes to its charter as the committee deems appropriate for consideration by the Board.

Amendments to this Mandate of the Board of Directors

•	Annually review this Mandate and propose amendments to be ratified by the Board.

PERSONAL AND PROFESSIONAL CHARACTERISTICS OF BOARD MEMBERS

The following characteristics and traits outline the framework for the recruitment and selection of Board nominees:

Leadership and Experience

•	Nominees must demonstrate exceptional leadership traits and a high level of achievement in their personal and professional lives that reflects high standards of personal and professional conduct.

Contribution

•	Nominees must demonstrate their capacity to contribute the requisite skills, resources and time necessary to effectively fulfill their duties as a Board member.

Conduct and Accountability

•	Nominees must demonstrate the highest ethical standards and conduct in their personal and professional lives, and make and be accountable for their decisions in their capacity as Board members.

Judgment

•	Nominees must demonstrate a capacity to provide sound advice on a broad range of industry and community issues.

•	Nominees must have or develop a broad knowledge base of the Company’s industry in order to understand the basis from which corporate strategies are developed and business plans produced.

•	Nominees must be able to provide a mature and useful perspective as to the business plan, strategy, risks and objectives of the Company.

Teamwork

•	Nominees must demonstrate that they will put Board and Company performance ahead of individual achievements.

Communication

•	Nominees must demonstrate a willingness to listen as well as to communicate their opinions openly and in a respectful manner.

EXHIBIT B

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.Purpose
The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”) shall be to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to: (i) the Company’s corporate accounting, financial reporting practices and audits of financial statements, (ii) the Company’s systems of internal accounting and financial controls; (iii) the quality and integrity of the Company’s financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants or independent chartered accountants engaged as the Company’s independent outside auditors (the “Auditors”).

II.Composition and Meetings
A.Composition. The Committee shall consist of at least three members of the Board, all of whom shall be non-executive directors of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a member of the Committee. Each member shall meet the independence and financial literacy and experience requirements of all applicable laws and of the Nasdaq Global Market and similar requirements of such other securities exchange or quotation system or regulatory agency as may from time to time apply to the Company, including the Toronto Stock Exchange, the rules and regulations of the United States Securities and Exchange Commission (“SEC”), the rules and regulations of the Canadian provincial and federal securities regulatory, in all cases as may be modified or supplemented (collectively, the “Rules”), subject to any exceptions or exemptions permitted by the Rules. Each member shall meet such other qualifications for membership on an audit committee as are established from time to time by the Rules. At least one member shall, unless the Board determines otherwise, be an audit committee financial expert as defined by the rules of the SEC. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee’s Chair shall be designated by the Board, or if it does not do so, the Committee members shall elect a Chair by vote of a majority of the full Committee.
B.Meetings. The Committee will hold at least four regular meetings per year and additional meetings as the Committee deems appropriate. Meetings will be conducted, in whole or in part, without the presence of members of management. Meetings may be called by the Chair of the Committee or the Chair of the Board. Meetings may also be convened at the request of the Auditors where, as determined by the Auditors, certain matters should be brought to the attention of the Committee, the Board or the Company’s shareholders.
III.Minutes and Reports
Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chair of the Committee will report to the Board from time to time, or whenever so requested by the Board.
I.Authority
The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder.
The Committee shall have authority to retain, and set and pay the compensation for, at the Company’s expense, advice and assistance from internal and external legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Company shall make available to the Committee all funding necessary or appropriate for the Committee to carry out its duties, as determined by the Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Committee; and (iii) ordinary administrative expenses of the Committee. SEC Rule 10A-3 The Committee shall recommend to the Board for its approval expenditures for external resources that are expected to be material and outside the ordinary course of the Committee’s practices.
The Committee shall have authority to require that any of the Company’s personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.
IV.Responsibilities
The operation of the Committee shall be subject to and in compliance with the provisions of the articles of the Company and the Rules, each as in effect from time to time, subject to any permitted exceptions or exemptions thereunder. Any action by the Board with respect to any of the matters set forth below shall not be deemed to limit or restrict the authority of the Committee to act under this Charter, unless the Board specifically limits such authority.
The Auditors shall report directly to the Committee. The Committee shall oversee the Company’s financial reporting process on behalf of the Board.
To implement the Committee’s purpose, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following duties and responsibilities. The Committee may supplement and, except as otherwise required by the Rules, deviate from these activities as appropriate under the circumstances:

1.
Oversight, Evaluation and Recommendation to the Board. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company. The Committee shall evaluate the performance of the Auditors, assess their qualifications (including their internal quality-control procedures and any material issues raised by the Auditor’s most recent internal quality-control or peer review or any investigations by regulatory authorities) and recommend to the Board: (a) the Auditors to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company; (b) replacement of the Auditors, if necessary, as so determined by the Committee; and (c) the compensation of the Auditor.

2.
Approval of Audit Engagements. Subject to applicable corporate law as to the appointment formalities of the Company’s Auditors, the Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, and the compensation to be paid to the Auditors, which approval may be pursuant to pre-approval policies and procedures, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

3.
Approval of Non-Audit Services. The Committee shall determine and approve engagements of the Auditors, prior to commencement of such engagement (unless in compliance with exceptions or exemptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefore, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with the Rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

4.	Audit Partner Rotation. The Committee shall monitor and ensure the rotation of the partners of the Auditors on the Company’s audit engagement team as required by applicable laws and rules.

5.
Hiring Practices. The Committee shall review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former Auditors. The Committee shall ensure that no individual who is, or in the past 12 months has been, affiliated with or employed by a present or former Auditor or an affiliate, is hired by the Company as a senior officer until at least 12 months after the end of either the affiliation or the auditing relationship.

6.
Auditor Conflicts. At least annually, the Committee shall receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, shall consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence, and shall assess and otherwise take appropriate action to oversee the independence of the Auditors. In particular, the Committee shall receive at least annually the written disclosure and letter from the Auditors required under applicable auditor rules regarding the Auditors’ communications with the Committee regarding independence, and shall discuss the independence of the Auditors with the Auditors. Item 407(d) of Regulation S-K

7.
Audited Financial Statement Review. The Committee shall review, upon completion of the audit, the Company’s financial statements, including the related notes and the management’s discussion and analysis of financial condition and results of operations, prior to the same being publicly disclosed, and shall recommend whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by the Board and whether the financial statements should be included in the Company’s annual report.

8.
Annual Audit Results. The Committee shall discuss with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards.

9.
Quarterly Results. The Committee shall discuss with management and the Auditors the results of the Auditors’ review of the Company’s quarterly financial statements, including the related notes and the management’s discussion and analysis of financial condition and results of operations prior to the same being filed with applicable regulatory authorities, any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under promulgated auditing standards and shall recommend whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by the Board or, if such power is delegated by the Board, approve such quarterly financial statements on behalf of the Board.

10.	Annual and Interim Financial Press Releases. The Committee shall review with management annual and interim financial press releases before the Company publicly discloses this information.

11.
Financial Information Extracted From Financial Statements. The Committee shall ensure that adequate procedures are in place for review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements (for clarity, financial information other than the Company’s financial statements and management’s discussion and analysis of financial condition and results of operations referred to in Section 7 and annual and interim earnings press releases referred to in Section 10) and the Committee shall periodically assess the adequacy of those procedures.

12.
Accounting Principles and Policies. The Committee shall review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including, without limitation, quarterly reports from the Auditors on: (a) critical accounting policies and practices to be used; (b) all alternative treatments of financial information within United States GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; (c) other material written communications between the Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) other material items discussed with management and any other significant reporting issues and judgments. SEC Rule 10A-3, Section 10A(k) of the Securities Exchange Act.

13.	Management Cooperation with Audit. The Committee shall review and discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit, including any significant difficulties encountered in the course of the audit work, any restrictions on the scope of their activities or access to requested records, data and information, significant disagreements with management, and management’s response, if any. Item 407(d) of Regulation S-K

14.
Management Letters. The Committee shall review with the Auditors and, if appropriate, management, any management or internal control letters issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

15.
Disagreements Between Auditors and Management. The Committee shall review with the Auditors and management, and shall be directly responsible for the resolution of, any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies.

16.
Internal Financial Reporting Controls. The Committee shall confer with the Auditors and with the management of the Company regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect including any special audit steps taken in the event of material control deficiencies. The Committee shall review with the Auditors and with the management of the Company the progress and findings of their efforts related to any documentation, assessment and testing of internal financial reporting controls required to comply with the Rules, including, without limitation, Section 404 of the Sarbanes-Oxley Act of 2002.

17.
Separate Sessions. At least once each fiscal quarter, the Committee shall meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

18.
Complaint Procedures. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures shall be reviewed annually by the Committee and any suggested changes shall be submitted to the Board for its approval.

19.
Regulatory and Accounting Initiatives. The Committee shall review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

20.
Material Issues Regarding Financial Statements or Accounting Policies. The Committee shall review with the Auditors and management any legal matters, tax assessments, correspondence with regulators or Governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and the manner in which these matters have been disclosed in public filings, if applicable.

21.
Correction of Financial Statements. The Committee shall review with Auditors and management management’s process for identifying, communicating and correcting misstatements, understanding management tolerance for unadjusted misstatements, and assess the effect of corrected and uncorrected misstatements, if any, on the Company’s financial statements.

22.
Officer’s Certifications Regarding Financial Statements. The Committee shall receive and review the Chief Executive Officer and Chief Financial Officer certifications of quarterly and annual financial statements.

23.
Related Party Transactions. The Committee shall review, oversee and approve, in advance, related-party transactions and review other issues arising under the Company’s Code of Business Conduct for Directors, Officers and Employees or similar policies.

24.
Investigations. The Committee shall investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

25.
Legal Matters. The Committee shall review with the Company’s external counsel and/or internal legal personnel any legal matters that may have a material impact on the Company’s financial statements, compliance policies or internal accounting or financial reporting controls and shall review any material reports or inquiries received from securities regulatory authorities, any securities exchange or quotation system or any other governmental agency.

26.
Code of Business Conduct. The Committee shall ensure that the Company has a published code of business conduct that covers financial matters, and shall monitor the application of the code of business conduct. Any waivers from the code of business conduct that are granted for the benefit of the Company’s Board members or executive officers should be granted by the Board or the Committee only.

27.
Proxy Report. The Committee shall prepare any report or other disclosure required by the Rules to be prepared by it and included in the Company’s annual proxy statement, information circular or other regulatory filing.

28.
Charter. The Committee shall review, discuss and assess annually its own performance and the adequacy of this Charter, as well as the Committee’s role and responsibilities as outlined in this Charter. The Committee shall submit any suggested changes to the Board for its approval.

29.
Report to Board. The Committee shall report to the Board with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the performance or independence of the Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

30.
Investment Risk Assessment and Management. The Committee shall review and discuss with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to investment risk assessment and management, including the Company’s major financial risk exposures, the Company’s investment and hedging policies, and the steps taken by management to monitor and control these exposures.

31.
Reports on Illegal Acts. The Committee shall at least annually ensure that it has received any required information and reports from the Auditors with respect to illegal acts detected by the Auditors or to which the Auditors became aware. Section 10A(b) of the Securities Exchange Act of 1934

32.	Other Responsibilities. The Committee shall perform such other functions as may be assigned to the Committee by law, by the Company’s articles or bylaws or by the Board.

33.	General Authority. The Committee shall perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the forgoing.
It shall be management’s responsibility to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. It is not the duty of the Committee to (1) plan or conduct audits; (2) determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles; or (3) to assure compliance with laws and regulations and the Company’s policies generally. Furthermore, it is the responsibility of the Chief Executive Officer, Chief Financial Officer and other senior management to avoid and minimize the Company’s exposure to risk, and while the Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Committee is not the sole body responsible. The Auditors shall be accountable to the Committee as representatives of the shareholders.

EXHIBIT C

2011 PLAN AMENDMENTS RESOLUTION
BE IT RESOLVED THAT the 2011 Omnibus Share Compensation Plan (the “2011 Plan”) be amended:

1.	by deleting all references to “Tekmira Pharmaceuticals Corporation” and replacing such references with “Arbutus Biopharma Corporation”.

2.
by adding the following to the Cover Page and First Page: “; as amended and approved by the board of directors on April 5, 2016 and approved by the shareholders at the May 19, 2016 annual general and special meeting of shareholders”.

3.	by adding the following definitions to Section 2.1 of the Plan:
“(m) “Director” means a member of the Board;
(dd) “Section 162(m)” means Section 162(m) of the U.S. Internal Revenue Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder;
(ee) “Section 409A” means Section 409A of the U.S. Internal Revenue Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder;
(ff) “Specified Employee” means a specified employee as defined in Section 409A(a)(2)(B) of the U.S. Internal Revenue Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Corporation and applied uniformly with respect to all plans maintained by the Corporation that are subject to Section 409A;”

4.	by adding the following Section 5.4 to the 2011 Plan:
“5.4 Prohibition on Option and Tandem SAR Repricing. Except as provided in Section 20.1 hereof, the Compensation Committee may not, without prior approval of the Corporation’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Tandem SAR by: (i) amending or modifying the terms of the Option or Tandem SAR to lower the exercise price; (ii) canceling the underwater Option or Tandem SAR and granting either (A) replacement Options or Tandem SAR having a lower exercise price; or (B) Restricted Stock Units or in exchange; or (iii) cancelling or repurchasing the underwater Option or Tandem SAR for cash or other securities. An Option or Tandem SAR will be deemed to be “underwater” at any time when the Fair Market Value of the Common Shares covered by such Award is less than the exercise price of the Award.”

5.
by deleting the first reference to “Option” in Section 6.2 of the 2011 Plan and replacing such reference with “Award”, and by deleting Section 6.2(a) of the 2011 Plan in entirety and replacing such section with:

“6.2(a) the number of Common Shares reserved for issuance to any one Participant pursuant to this Plan within any one year period shall not, in aggregate, exceed the lesser of (i) 5% of the total number of Outstanding Common Shares on a non-diluted basis and (ii) 2,500,000 Common Shares (subject to adjustment as provided for in Section 20.1); and”

6.	by adding the following text to the end of Section 7.7 of the 2011 Plan: “and “outside directors” as contemplated by Section 162(m).”

7.	by adding the following text to the end of Section 19.2(a) of the 2011 Plan: “; or (iv) increase the number of Common Shares or value subject to the limitations contained in Section 6.2;”

8.	by adding the following Section 20.3 to the 2011 Plan:
“20.3 Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Compensation Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the U.S. Internal Revenue Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Compensation Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.”

EXHIBIT D

2011 OMNIBUS SHARE COMPENSATION PLAN, AS AMENDED

ARBUTUS BIOPHARMA 2011 OMNIBUS SHARE COMPENSATION PLAN
(as approved by the board of directors on May 10, 2011 and
approved by the shareholders at the June 22, 2011 Annual and Special General Meeting;
as amended and approved by the board of directors on May 15, 2012 and approved by the shareholders at the June 20, 2012 Annual and Special General Meeting;
as amended and approved by the board of directors on March 26, 2014 and approved by the shareholders at the May 8, 2014 Annual and Special General Meeting; as amended and approved by the board of directors in April, 2015 and approved by the shareholders at the July 9, 2015 Annual and Special General Meeting; as amended and approved by the board of directors on April 5, 2016 and approved by the shareholders at the May 19, 2016 annual meeting of shareholders)

ARBUTUS BIOPHARMA CORPORATION

ARBUTUS BIOPHARMA CORPORATION 2011 OMNIBUS SHARE COMPENSATION PLAN
(as approved by the board of directors on May 10, 2011 and
approved by the shareholders at the June 22, 2011 Annual and Special General Meeting
as amended and approved by the board of directors on May 15, 2012 and approved by the shareholders at the June 20, 2012 Annual and Special General Meeting;
as amended and approved by the board of directors on March 26, 2014 and approved by the shareholders at the May 8, 2014 Annual and Special General Meeting; as amended and approved by the board of directors in April, 2015 and approved by the shareholders at the July 9, 2015 Annual and Special General Meeting; as amended and approved by the board of directors on April 5, 2016 and approved by the shareholders at the May 19, 2016 annual meeting of shareholders)

1.	PURPOSE OF THE PLAN
1.1    Purpose of this Plan. The purpose of this Plan is to promote the interests of the Corporation by:

(a)
furnishing certain directors, officers, employees or consultants of the Corporation or an Affiliate or other persons as the Compensation Committee may approve with greater incentive to further develop and promote the business and financial success of the Corporation;

(b)
furthering the identity of interests of persons to whom equity-based incentive awards may be granted with those of the shareholders of the Corporation generally through share ownership in the Corporation; and

(c)	assisting the Corporation in attracting, retaining and motivating its directors, officers, employees and consultants.
The Corporation believes that these purposes may best be effected by granting equity-based incentive awards to Eligible Participants.

2.	DEFINITIONS
2.1    Definitions. In this Plan, unless there is something in the subject matter or context inconsistent therewith, capitalized words and terms will have the following meanings:

(a)	“Affiliate” means an affiliate company as defined in the Securities Act;

(b)	“Associate” means an associate as defined in the Securities Act;

(c)	“Award” means an award of Deferred Stock Units, Options, Restricted Stock Units, or Tandem SARs;

(d)	“Award Agreement” means an agreement evidencing a Deferred Stock Unit, Option, Restricted Stock Unit or Tandem SAR, entered into by and between the Corporation and an Eligible Person;

(e)
“Blackout Period” means an interval of time during which trading in securities of the Corporation by officers, directors and employees of the Corporation is prohibited pursuant to the Corporation’s Insider Trading Policy;

(f)	“Board of Directors” means the board of directors of the Corporation as constituted from time to time;

(g)	“Change in Control” means:

(i)
any merger or consolidation in which voting securities of the Corporation possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction and the composition of the Board of Directors following such transaction is such that the directors of the Corporation prior to the transaction constitute less than fifty percent (50%) of the Board of Directors membership following the transaction;

(i)
any acquisition, directly or indirectly, by a person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership of voting securities of the Corporation possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities;

(ii)
any acquisition, directly or indirectly, by a person or related group of persons of the right to appoint a majority of the directors of the Corporation or otherwise directly or indirectly control the management, affairs and business of the Corporation;

(iii)	any sale, transfer or other disposition of all or substantially all of the assets of the Corporation; and

(iv)	a complete liquidation or dissolution of the Corporation;
provided however, that a Change in Control shall not be deemed to have occurred if such Change in Control results solely from the issuance, in connection with a bona fide financing or series of financings by the Corporation or any of its Affiliates, of voting securities of the Corporation or any of its Affiliates or any rights to acquire voting securities of the Corporation or any of its Affiliates which are convertible into voting securities;

(h)
“Common Shares” means the common shares in the capital of the Corporation as constituted on the Effective Date, provided that if the rights of any Participant are subsequently adjusted pursuant to Article 20 hereof, “Common Shares” thereafter means the shares or other securities or property which such Participant is entitled to purchase after giving effect to such adjustment;

(i)	“Compensation Committee” has the meaning ascribed thereto in Section 5.1 of this Plan;

(j)	“Consultant” means any individual, corporation or other person engaged to provide ongoing valuable services to the Corporation or an Affiliate;

(k)	“Corporation” means Arbutus Biopharma Pharmaceuticals Corporation and includes any successor corporation thereto;

(l)
“Deferred Stock Unit” means a right granted to an Eligible Person in accordance with Section 11 to receive, on a deferred payment basis, a cash payment or Common Shares, or any combination thereof, as determined by the Compensation Committee and on the terms contained in this Plan;

(m)	“Director” shall mean a member of the Board.

(n)	“Effective Date” has the meaning ascribed thereto by Section 3.1 of this Plan;

(o)	“Eligible Person” means a director, officer, employee or Consultant of the Corporation or an Affiliate or a person otherwise approved by the Compensation Committee;

(p)
“Exercise Price” means the price per Common Share at which a Participant may purchase Common Shares pursuant to an Option, provided that if such price is adjusted pursuant to Section 20.1 hereof, “Exercise Price” thereafter means the price per Common Share at which such Participant may purchase Common Shares pursuant to such Option after giving effect to such adjustment;

(q)	“Fair Market Value” as it relates to Common Shares means:

(i)
where the Common Shares are listed for trading on a Stock Exchange, the closing price of the Common Shares on such Stock Exchange as determined by the Compensation Committee, for the Trading Session on the day prior to the relevant time as it relates to an Award; or

(ii)
where the Common Shares are not publicly traded, the value which is determined by the Compensation Committee to be the fair value of the Common Shares at the relevant time as it relates to an Award, taking into consideration all factors that the Compensation Committee deems appropriate, including, without limitation, recent sale and offer prices of the Common Shares in private transactions negotiated at arm’s length;

(r)	“Insider” means:

(i)	an insider as defined in the Securities Act; and

(ii)	an Associate or Affiliate of any person who is an insider;

(s)
“Key Employee” means an employee of the Corporation who at any time during the calendar year is an officer of the Corporation whose annual compensation is equal to or greater than US$130,000, an employee whose share ownership in the Corporation is 5% or more, or an employee whose share ownership in the Corporation is 1% or more and whose annual compensation exceeds US$150,000, or as U.S. federal tax law is amended in this regard from time to time;

(t)	“Legal Representative” has the meaning ascribed thereto by Section 14.1 of this Plan;

(u)	“Merger and Acquisition Transaction” means:

(i)	any merger;

(ii)	any acquisition;

(iii)	any amalgamation;

(iv)	any offer for shares of the Corporation which if successful would entitle the offeror to acquire all of the voting securities of the Corporation; or

(v)	any arrangement or other scheme of reorganization;
that results in a Change in Control;

(v)	“Non Blackout Trading Day” means a day on which (i) a Trading Session occurs, and (ii) no Blackout Period is in place;

(w)
“Notice of Settlement” means a notice delivered to the Corporation in the form prescribed by the Corporation from time to time, or in absence of such form, a written notice indicating the Participant’s desire to receive his or her Settlement Amount and delivered to the Corporation;

(x)
“Options” means stock options granted hereunder to purchase Common Shares from treasury pursuant to the terms and conditions hereof and as evidenced by an Option Agreement and “Option” means any one of them;

(y)	“Option Agreement” means an agreement evidencing an Option, entered into by and between the Corporation and an Eligible Person;

(z)
“Outstanding Common Shares” at the time of any share issuance or grant of Options means the number of Common Shares that are outstanding immediately prior to the share issuance or grant of Options in question, on a non‑diluted basis, or such other number as may be determined under the applicable rules and regulations of all regulatory authorities to which the Corporation is subject, including the Stock Exchange;

(aa)	“Participant” means a person to whom an Award has been granted under this Plan;

(bb)	“Plan” means the Arbutus Biopharma 2011 Omnibus Share Compensation Plan, as the same may from time to time be supplemented or amended and in effect;

(cc)
“Restricted Stock Unit” means a right granted to an Eligible Person in accordance with Section 10 to receive a cash payment or Common Shares, or a combination thereof, as determined by the Compensation Committee, equal in value to the Fair Market Value of the Common Shares on an applicable future settlement date as specified by the Compensation Committee, on the terms and conditions and calculated in accordance with Section 10 hereof;

(dd)	“Section 162(m)“ means Section 162(m) of the U.S. Internal Revenue Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder;

(ee)	“Section 409A” means Section 409A of the U.S. Internal Revenue Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder;

(ff)	“Specified Employee” means a specified employee as defined in Section 409A(a)(2)(B) of the U.S. Internal Revenue Code or applicable proposed or final regulations under Section

409A, determined in accordance with procedures established by the Corporation and applied uniformly with respect to all plans maintained by the Corporation that are subject to Section 409A;

(gg)	“Settlement Amount” means an amount paid to the holder of Deferred Stock Units as determined pursuant to Section 11;

(hh)	“Securities Act” means the Securities Act, R.S.B.C. 1996, c.418, as amended from time to time;

(ii)	“Stock Exchange” means such stock exchange or other organized market on which the Common Shares are listed or posted for trading;

(jj)
“Tandem SAR” means a right, granted in accordance with Section 9 in tandem with an Option, to receive upon the exercise thereof payment in cash, Common Shares or any combination thereof, as determined by the Compensation Committee, an amount equal to the excess of the Fair Market Value of the Common Shares on the date of exercise of such Tandem SAR over the Option Exercise Price, on the terms and conditions and calculated in accordance with Section 9 hereof;

(kk)	“Terminated Service” means that a Participant has, except as a result of death or disability, ceased to be a director, officer, employee or Consultant of the Corporation, as the case may be;

(ll)	“Trading Session” means a trading session on a day which the applicable Stock Exchange is open for trading;

(mm)	“U.S. Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time;

(nn)	“U.S. Internal Revenue Code” means the Internal Revenue Code of 1986 of the United States, as amended from time to time;

(oo)	“U.S. Nonqualified Stock Option” means an Option to purchase Common Shares other than a U.S. Qualified Incentive Stock Option;

(pp)	“U.S. Optionee” or “U.S. Person” means a Participant who is a citizen or a resident of the United States (including its territories, possessions and all areas subject to the jurisdiction); and

(qq)
“U.S. Qualified Incentive Stock Option” means an Option to purchase Common Shares with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the U.S. Internal Revenue Code, such intention being evidenced by the resolutions of the Compensation Committee at the time of grant.

3.	EFFECTIVE DATE OF PLAN
3.1    Effective Date of this Plan. The effective date (the “Effective Date”) of this Plan is June 22, 2011, the date on which this Plan was adopted by the shareholders of the Corporation.

4.	COMMON SHARES SUBJECT TO PLAN
4.1    Common Shares Subject to this Plan. The aggregate number of Common Shares in respect of which Awards may be granted pursuant to this Plan shall not exceed 6,493,870. The number of Common Shares in respect of which Awards may be granted pursuant to this Plan may be increased, decreased or fixed by the Board of Directors, as permitted under the applicable rules and regulations of all regulatory authorities to which the Corporation is subject, including the Stock Exchange.
4.2    Computation of Available Shares. For the purposes of computing the number of Common Shares available for grant under this Plan, Common Shares subject to any Award (or any portion thereof) that have expired or are forfeited, surrendered, cancelled or otherwise terminated prior to the issuance or transfer of such Common Shares and Common Shares subject to an Award (or any portion thereof) that is settled in cash in lieu of settlement in Common Shares shall again be available for grant under this Plan. Notwithstanding the foregoing, any Common Shares subject to an Award that are withheld or otherwise not issued (upon either an exercise of any Option or Tandem SAR or any settlement of any Award) in order to satisfy the Participant’s withholding obligations or in payment of any Option Exercise Price shall reduce the number of Common Shares available for grant under the limitations set forth in this Article 4.
4.3    Reservation of Shares. The Board of Directors will reserve for allotment from time to time out of the authorized but unissued Common Shares sufficient Common Shares to provide for issuance of all Common Shares which are issuable under all outstanding Awards.
4.4    No Fractional Shares. No fractional Common Shares may be purchased or issued under this Plan.
4.5    Settlement of Awards. Subject to the terms and limitations of the Plan, payments or transfers to be made upon the exercise settlement of an Award, other than an Option, may be made in such form or forms as the Compensation Committee shall determine (including, without limitation, cash or Common Shares), and payment or transfers made in whole or in part in Common Shares may, in the discretion of the Compensation Committee, be issued from treasury or purchased in the open market.

5.	ADMINISTRATION OF PLAN
5.1    Administration of Plan. The Board of Directors may at any time appoint a committee (the “Compensation Committee”) to, among other things, interpret, administer and implement this Plan on behalf of the Board of Directors in accordance with such terms and conditions as the Board of Directors may prescribe, consistent with this Plan (provided that if at any such time such a committee has not been appointed by the Board of Directors, this Plan will be administered by the Board of Directors, and in such event references herein to the Compensation Committee shall be construed to be a reference to the Board of Directors). The Board of Directors will take such steps which in its opinion are required to ensure that the Compensation Committee has the necessary authority to fulfil its functions under this Plan.
5.2    Award Agreements. Each Award will be evidenced by an Award Agreement which incorporates such terms and conditions as the Compensation Committee in its discretion deems appropriate and consistent with the provisions of this Plan (and the execution and delivery by the Corporation of an Award Agreement with a Participant shall be conclusive evidence that such Award Agreement incorporates terms and conditions approved by the Compensation Committee and is consistent with the provisions of this Plan). Each Award Agreement will be executed by the Participant to whom the Award is granted and on behalf of the Corporation by any member of the Compensation Committee or any officer of the Corporation or such other person as the Compensation Committee may designate for such purpose.

5.3    Powers of Compensation Committee. The Compensation Committee is authorized, subject to the provisions of this Plan, to establish from time to time such rules and regulations, make such determinations and to take such steps in connection with this Plan as in the opinion of the Compensation Committee are necessary or desirable for the proper administration of this Plan. For greater certainty, without limiting the generality of the foregoing, the Compensation Committee will have the power, where consistent with the general purpose and intent of this Plan and subject to the specific provisions of this Plan and any approval of the Stock Exchange, if applicable:

(a)
to interpret and construe this Plan and any Award Agreement and to determine all questions arising out of this Plan and any Award Agreement, and any such interpretation, construction or determination made by the Compensation Committee will be final, binding and conclusive for all purposes;

(b)	to determine to which Eligible Persons Awards are granted, and to grant, Awards;

(c)	to determine the number of Common Shares issuable pursuant to each Award;

(d)	to determine the Exercise Price for each Option;

(e)	to determine the time or times when Awards will be granted, vest and be exerciseable, as applicable;

(f)
to determine the vesting terms of Awards, which may be based upon the passage of time, continued employment or service, on the basis of corporate or personal performance objectives, or any combination of the foregoing as determined by the Compensation Committee;

(g)	to determine any acceleration of vesting;

(h)
to determine if the Common Shares that are subject to an Award will be subject to any restrictions or repurchase rights upon the exercise or settlement of such Award including, where applicable, the endorsement of a legend on any certificate representing Common Shares acquired on the exercise or settlement of any Award to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada, the United States or any other country and if any rights or restrictions exist they will be described in the applicable Award Agreement;

(i)
to determine the expiration date for each Award and to extend the period of time for which any Award is to remain exerciseable or may be settled in appropriate circumstances, including, without limitation, in the event of the Participant’s cessation of employment or service, provided that such date may not be later than the earlier of (A) the latest date permitted under the applicable rules and regulations of all regulatory authorities to which the Corporation is subject, including the Stock Exchange, and (B) in the case of an Option and, if applicable, Tandem SAR, the date which is the tenth anniversary of the date on which such Option and, if applicable, Tandem SAR is granted;

(j)	to prescribe the form of the instruments relating to the grant, exercise, or settlement, as applicable, and other terms of Awards;

(k)	to enter into an Award Agreement evidencing each Award which will incorporate such terms as the Compensation Committee in its discretion deems consistent with this Plan;

(l)
to take such steps and require such documentation from Eligible Persons which in its opinion are necessary or desirable to ensure compliance with the rules and regulations of the Stock Exchange and all applicable laws;

(m)
to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with the provisions of the laws of Canada, the United States and other countries in which the Corporation or its Affiliates may operate to ensure the viability and maximization of the benefits from the Awards granted to Participants residing in such countries and to meet the objectives of this Plan; and

(n)	to determine such other matters as provided for herein.
5.4    Prohibition on Option and Tandem SAR Repricing. Except as provided in Section 20.1 hereof, the Compensation Committee may not, without prior approval of the shareholders of the Corporation, seek to effect any re-pricing of any previously granted, “underwater” Option or Tandem SAR by: (i) amending or modifying the terms of the Option or Tandem SAR to lower the exercise price; (ii) canceling the underwater Option or Tandem SAR and granting either (A) replacement Options or Tandem SAR having a lower exercise price; or (B) Restricted Stock Units, in exchange; or (iii) cancelling or repurchasing the underwater Option or Tandem SAR for cash or other securities. An Option or Tandem SAR will be deemed to be “underwater” at any time when the Fair Market Value of the Common Shares covered by such Award is less than the exercise price of the Award.

6.	GRANT OF OPTIONS

Subject to the rules set out below, the Compensation Committee or the Board of Directors (or in the case of any proposed Participant who is a member of the Compensation Committee, the Board of Directors) may from time to time grant to any Eligible Person one or more Options as the Compensation Committee or the Board of Directors deems appropriate.
6.1    Date Option Granted. The date on which an Option will be deemed to have been granted under this Plan will be the date on which the Compensation Committee or the Board of Directors, as applicable, authorizes the grant of such Option or such other date as may be specified by the Compensation Committee or the Board of Directors, as applicable, at the time of such authorization.
6.2    Number of Common Shares/Maximum Grant. The number of Common Shares that may be purchased under any Award will be determined by the Compensation Committee, provided that:

(a)
the number of Common Shares reserved for issuance to any one Participant pursuant to this Plan within any one year period shall not, in aggregate, exceed the lesser of (i) 5% of the total number of Outstanding Common Shares on a non-diluted basis and (ii) 2,500,000 Common Shares (subject to adjustment as provided for in Section 20.1); and

(a)	the number of Common Shares:

(vi)	issuable, at any time, to Participants that are Insiders; and

(vii)	issued to Participants that are Insiders within any one year period;

pursuant to this Plan, or when combined with all of the Corporation’s other security based share compensation arrangements shall not, in aggregate, exceed 10% of the total number of Outstanding Common Shares on a non-diluted basis;

For the purposes of this Section 6.2, Common Shares issued pursuant to an entitlement granted prior to the grantee becoming an Insider may be excluded in determining the number of Common Shares issuable to Insiders. A Participant who holds Options at the time of granting an Option, may hold more than one Option.
6.3    Exercise Price. The Exercise Price per Common Share under each Option will be determined by the Compensation Committee, in its sole discretion, but will in no event be less than the Fair Market Value of the date of the grant.

7.	U.S. QUALIFIED INCENTIVE STOCK OPTION PROVISIONS
To the extent required by Section 422 of the U.S. Internal Revenue Code, U.S. Qualified Incentive Stock Options shall be subject to the following additional terms and conditions and if there is any conflict between the terms of this Article and other provisions under this Plan, the provisions under this Article shall prevail:
7.1    Eligible Employees. All classes of employees of the Corporation or one of its parent corporations or subsidiary corporations may be granted U.S. Qualified Incentive Stock Options. U.S. Qualified Incentive Stock Options shall only be granted to U.S. Optionees who are, at the time of grant, officers, key employees or directors of the Corporation or one of its parent corporations or subsidiary corporations (provided, for purposes of this Article 7 only, such directors are then also officers or key employees of the Corporation or one of its parent corporations or subsidiary corporations). For purposes of this Article 7, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for the purposes of Section 422 of the U.S. Internal Revenue Code. Any director of the Corporation who is a U.S. Optionee shall be ineligible to vote upon the granting of such Option; and for greater certainty, contractors of the Corporation or subsidiary corporations may not be granted U.S. Qualified Incentive Stock Options.
7.2    Dollar Limitation. To the extent the aggregate fair market value (determined as of the grant date) of Common Shares with respect to which U.S. Qualified Incentive Stock Options are exercisable for the first time by a U.S. Optionee during any calendar year (under this Plan and all other stock option plans of the Corporation) exceeds U.S. $100,000, such portion in excess of U.S. $100,000 shall be treated as a U.S. Nonqualified Stock Option. In the event the U.S. Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.
7.3    10% Shareholders. If any U.S. Optionee to whom an U.S. Qualified Incentive Stock Option is to be granted under this Plan at the time of the grant of such U.S. Qualified Incentive Stock Option is the owner of shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation, then the following special provisions shall be applicable to the U.S. Qualified Incentive Stock Option granted to such individual:

(a)
the Exercise Price (per Common Share) subject to such U.S. Qualified Incentive Stock Option shall not be less than one hundred ten percent (110%) of the fair market value of one Common Share at the time of grant; and

(b)	for the purposes of this Article 7 only, the option exercise period shall not exceed five (5) years from the date of grant.
The determination of 10% ownership shall be made in accordance with Section 422 of the U.S. Internal Revenue Code.
7.4    Exercisability. To qualify for U.S. Qualified Incentive Stock Option tax treatment, an Option designated as a U.S. Qualified Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the U.S. Optionee’s reemployment rights are guaranteed by statute or contract. For purposes of this Section 7.4, “total disability” shall mean a mental or physical impairment of the U.S. Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the U.S. Optionee to be unable, in the opinion of the Corporation and two independent physicians, to perform his or her duties for the Corporation and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Corporation and the two independent physicians have furnished their opinion of total disability to the Compensation Committee.
7.5    Taxation of U.S. Qualified Incentive Stock Options. In order to obtain certain tax benefits afforded to U.S. Qualified Incentive Stock Options under Section 422 of the U.S. Internal Revenue Code, the U.S. Optionee must hold the Common Shares issued upon the exercise of a U.S. Qualified Incentive Stock Option for two years after the date of grant of the U.S. Qualified Incentive Stock Option and one year from the date of exercise. A U.S. Optionee may be subject to U.S. alternative minimum tax at the time of exercise of a U.S. Qualified Incentive Stock Option. The Compensation Committee may require a U.S. Optionee to give the Corporation prompt notice of any disposition of shares acquired by the exercise of a U.S. Qualified Incentive Stock Option prior to the expiration of such holding periods.
7.6    Transferability. No U.S. Qualified Incentive Stock Option granted under this Plan may be assigned or transferred by the U.S. Optionee other than by will or by the laws of descent and distribution, and during the U.S. Optionee’s lifetime, such U.S. Qualified Incentive Stock Option may be exercised only by the U.S. Optionee.
7.7    Compensation Committee Governance if U.S. Registrant. If and so long as the Common Shares are registered under Section 12(b) or 12(g) of the U.S. Securities Exchange Act, the Board of Directors will consider in selecting the members of the Compensation Committee, with respect to any persons subject or likely to become subject to Section 16 of the U.S. Securities Exchange Act, the provisions regarding “nonemployee directors” as contemplated by Rule 16b‑3 under the U.S. Securities Exchange Act and “outside directors” as contemplated by Section 162(m).
7.8    Exercise Price. Notwithstanding Section 6.3, no U.S. Qualified Incentive Stock Option granted under the Plan shall have an Exercise Price less than the fair market value of the underlying Common Shares at the date of grant of such Option, as determined at such time in good faith by the Board or Directors or the Compensation Committee, as the case may be.
7.9    Approval by Shareholders. No U.S. Qualified Incentive Stock Option granted to a U.S. Optionee under this Plan shall become exercisable unless and until this Plan shall have been approved by the shareholders of the Corporation within 12 months of approval by the Board of Directors of the Corporation.

7.10    Option Agreements. Each Option will be evidenced by an Option Agreement which incorporates such terms and conditions as the Compensation Committee in its discretion deems appropriate and consistent with the provisions of this Plan (and the execution and delivery by the Corporation of an Option Agreement with a Participant shall be conclusive evidence that such Option Agreement incorporates terms and conditions approved by the Compensation Committee and is consistent with the provisions of this Plan). Each Option Agreement will be executed by the Participant to whom the Option is granted and on behalf of the Corporation by any member of the Compensation Committee or any officer of the Corporation or such other person as the Compensation Committee may designate for such purpose. Each Option Agreement will specify the reasons for the Corporation granting Options to such Participant.

8.	EXERCISE OF OPTIONS
8.1    Exercise of Options. Subject to the terms and conditions of this Plan, the Compensation Committee may impose such limitations or conditions on the exercise or vesting of any Option as the Compensation Committee in its discretion deems appropriate, including limiting the number of Common Shares for which any Option may be exercised during any period as may be specified by the Compensation Committee and which number of Common Shares for which such Option may be exercised in any period will be specified in the Option Agreement with respect to such Option. Each Option Agreement will provide that the Option granted thereunder may be exercised only by notice signed by the Participant or the Legal Representative of the Participant and accompanied by full payment for the Common Shares being purchased. Such consideration may be paid in any combination of the following:

(a)	cash, bank draft or certified cheque; or

(b)	such other consideration as the Compensation Committee may permit consistent with applicable laws.
As soon as practicable after any exercise of an Option, a certificate or certificates representing the Common Shares in respect of which such Option is exercised will be delivered by the Corporation to the Participant.
8.2    Conditions. Notwithstanding any of the provisions contained in this Plan or in any Option Agreement, the Corporation’s obligation to issue Common Shares to a Participant pursuant to the exercise of an Option will be subject to, if applicable:

(c)
completion of such registration or other qualification of such Common Shares or obtaining approval of such governmental authority as the Corporation will determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(d)	the admission of such Common Shares to listing or quotation on the Stock Exchange; and

(e)
the receipt from the Participant of such representations, agreements and undertakings, including as to future dealings in such Common Shares, as the Corporation or its counsel determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

9.	GRANT OF TANDEM SARS
9.1    Grant of Tandem SARs. The Compensation Committee or the Board of Directors, as applicable, may from time to time grant an Award of Tandem SARs to a Participant for each Option granted to such Participant on such terms and conditions, consistent with the Plan, as the Compensation Committee or the Board of Directors, as applicable, shall determine.
9.2    Terms of Tandem SARs. Tandem SARs may be granted at or after the grant date of the related grant of Options, and each Tandem SAR shall be subject to the same terms and conditions and denominated in the same currency as the Option to which it relates and the additional terms and conditions set forth in this Article 9.
9.3    Exercise of Tandem SARs. The Participant shall have the right to elect to exercise either an Option or the related Tandem SAR, if so granted. If the Participant elects to exercise a Tandem SAR, the related Option shall be cancelled. Tandem SARs may be exercised only if and to the extent the Options related thereto are then vested. Tandem SARs shall be exercisable at the election of the Participant by delivering to the Corporation a notice specifying the number of Options in respect of which the Tandem SARs are exercised. The Participant shall not pay the Option Exercise Price attributable to the Option to which the Tandem SAR is related, but must pay or satisfy, in accordance with the terms of Article 17, any withholding amounts or administrative costs with respect to such exercise.
9.4    Settlement of Tandem SARs. Upon exercise of a Tandem SAR, and subject to payment or other satisfaction of all related withholding obligations in accordance with Article 17, such Tandem SAR shall be settled and the Participant shall be entitled to a cash payment, Common Shares or a combination thereof, at the discretion of the Compensation Committee, and settlement:

(a)
made in Common Shares shall be equal to such number of Common Shares having an aggregate value equal to the excess of the Fair Market Value of a Common Share on the date of exercise of the Tandem SAR over the Option Exercise Price for the corresponding Option, multiplied by the number of Tandem SARs exercised;

(b)	made by a cash payment shall be an aggregate amount equivalent to the value derived by 9.4(a); and

(c)	made by a combination of a cash payment and Common Shares shall be equivalent to the value derived by 9.4(a).

10.	GRANT OF RESTRICTED STOCK UNITS
10.1    Grant of Restricted Stock Units. Restricted Stock Units may be granted pursuant to the terms of the Plan from time to time by the Compensation Committee or the Board of Directors, as applicable. The date on which any Restricted Stock Unit will be deemed to have been granted will be the date on which the Compensation Committee or the Board of Directors, as applicable, authorizes the grant of such Award.
10.2    Vesting Terms. Restricted Stock Units shall become vested at such times, in such instalments, and subject to such terms and conditions as may be determined by the Compensation Committee and set forth in the applicable Award Agreement.
10.3    Settlement of Restricted Stock Units. Restricted Stock Units shall be settled upon, or as soon as reasonably practicable following, the vesting thereof, subject to payment or other satisfaction of all related withholding obligations in accordance with Article 17 hereof and administrative costs. Settlement shall be made by a cash payment, Common Shares, or a combination thereof, as determined by the Compensation Committee in its sole discretion, and settlement:

(d)	made in Common Shares shall be made by delivery of one Common Share for each such Restricted Stock Unit then being settled;

(e)
made by a cash payment shall be an aggregate amount equal to the product of the Fair Market Value of the Common Shares on the applicable settlement date as specified by the Compensation Committee, multiplied by the number of Restricted Stock Units then being settled; and

made by a combination of a cash payment and Common Shares shall be equivalent to the value derived by 10.3(b).

11.	GRANT OF DEFERRED STOCK UNITS
11.1    Grant of Deferred Stock Units. Deferred Stock Units may be granted pursuant to the terms of the Plan from time to time by the Compensation Committee or the Board of Directors, as applicable. The date on which any Deferred Stock Unit will be deemed to have been granted will be the date on which the Compensation Committee or the Board of Directors, as applicable, authorizes the grant of such Award.
11.2    Vesting Terms. Deferred Stock Units shall become vested at such times and subject to such terms and conditions as may be determined by the Compensation Committee and set forth in the applicable Award Agreement.
11.3    Determination of Deferred Stock Units. Deferred Stock Units awarded pursuant to this Plan will be credited to an account maintained for each Participant by the Corporation as and when awards are made. The number of Deferred Share Units to be credited to a Participant will be determined on the date on which the Compensation Committee or the Board of Directors, as applicable, authorizes the grant of DSU award, on a one Deferred Share Unit per Share basis.
11.4    Settlement of Deferred Stock Units. Deferred Stock Units shall be settled upon the Terminated Service of a Participant, pursuant to the terms and conditions of this Section 11.4, and subject to payment or other satisfaction of all related withholding obligations in accordance with Article 17 hereof and administrative costs. Settlement Amounts in respect of Deferred Stock Units shall be settled by a cash payment, Common Shares or any combination thereof, as determined by the Compensation Committee in its sole discretion, and settlement:

(a)	made in Common Shares shall be made by delivery of one Common Share for each such Deferred Stock Unit then being settled on the Filing Date;

(b)	made by a cash payment shall be an aggregate amount equivalent to the value derived by 11.4(a); and

(c)	made by a combination of a cash payment and Common Shares will be equivalent to the value derived by 11.4(a).
11.5    Payment of Settlement Amount.

(a)	Non-U.S. Persons

(i)
a Participant who is not a U.S. Person and who has Terminated Service may receive their Settlement Amount by filing a Notice of Settlement on or before December 15 of the first calendar year commencing after the date of the Participant’s Terminated

Service. If the Participant fails to file such notice on or before that December 15, the Participant will be deemed to have filed the Notice of Settlement on that December 15.

(ii)	subject to Article 18 herein, the Corporation shall make payment of the Settlement Amount as soon as reasonably possible following the Filing Date.

(iii)
in the event of the death of a Participant who is not a U.S. Person, the Corporation will, subject to Article 18 herein, make payment of the Settlement Amount within two months of the Participant’s death to or for the benefit of the legal representative of the deceased Participant. For the purposes of this subsection, the Filing Date shall be the date of the Participant’s death.

(iv)	if a Participant who is not a U.S. Person dies after the Participant has Terminated Service but before filing a Notice of Settlement, Section 11.5(a)(iii) will apply.

(b)	U.S. Persons

(i)
in the event that a Participant who is a U.S. Person and not a Key Employee has Terminated Service, the Corporation will, subject to Article 18 herein, make payment of the Settlement Amount as soon as reasonably possible following such Participant’s Terminated Service. For the purposes of this subsection, the Filing Date shall be the date that such Participant Terminated Service.

(ii)
in the event that a Participant who is a U.S. Person and a Key Employee has Terminated Service, the Corporation will, subject to Article 18 herein, make payment of the Settlement Amount as soon as is reasonably possible following the date that is 6 months after the date that such Participant Terminated Service. For the purposes of this subsection, the Filing Date shall be the date which is 6 months after the date that such Participant Terminated Service. In the event of death of such a Participant during the 6 month period following the date the Participant Terminated Service, the rules under Section 11.5(b)(ii) shall then apply.

(iii)
in the event of the death of a Participant who is a U.S. Person, the Corporation will, subject to Article 18 herein, make payment of the Settlement Amount within two months of the Participant’s death to or for the benefit of the legal representative of the deceased Participant. For the purposes of this subsection, the Filing Date shall be the date of the Participant’s death.

12.	TERM OF AWARDS
12.1    Term of Options and Tandem SARS. Unless otherwise determined by the Compensation Committee, each Option and Tandem SAR granted pursuant to this Plan will, subject to the provisions of this Plan, expire automatically on the earlier of:

(f)
the date determined by the Compensation Committee and specified in the Award Agreement pursuant to which such Option and, if applicable, Tandem SAR is granted, provided that such date may not be, subject to Article 18 later than the earlier of (A) the date which is the tenth anniversary of the date on which such Option and, if applicable, Tandem SAR is granted, and

(B) the latest date permitted under the applicable rules and regulations of all regulatory authorities to which the Corporation is subject, including the Stock Exchange;

(g)
in the event the Participant ceases to be an Eligible Person for any reason, other than the death of the Participant or the termination of the Participant for cause, such period of time after the date on which the Participant ceases to be an Eligible Person as may be specified by the Compensation Committee or as specified in an agreement among the Participant and the Corporation, and in the absence of such specification or agreement, will be deemed to be the date that is three months following the Participant ceasing to be an Eligible Person

(h)	in the event of the termination of the Participant as a director, officer, employee or Consultant of the Corporation or an Affiliate for cause, the date of such termination;

(i)
in the event of the death of a Participant prior to: (A) the Participant ceasing to be an Eligible Person; or (B) the date which is the number of days specified by the Compensation Committee pursuant to subparagraph (b) above from the date on which the Participant ceased to be an Eligible Person; the date which is one year after the date of death of such Participant or such other date as may be specified by the Compensation Committee and which period will be specified in the Award Agreement with the Participant with respect to such Option ; and

(j)
notwithstanding the foregoing provisions of subparagraphs (b), (c) and (d) of this Section 12.1, the Compensation Committee may, subject Article 19 and to regulatory approval, at any time prior to expiry of an Option extend the period of time within which an Option may be exercised by a Participant who has ceased to be an Eligible Person, but such an extension shall not be granted beyond the original expiry date of the Option as provided for in subparagraph (a) above.

12.2    Options and Tandem SARs Cease to Vest. Notwithstanding the foregoing, except as expressly permitted by the Compensation Committee, all Options will cease to vest as at the date upon which the Participant ceases to be an Eligible Person.
12.3    Accelerated Vesting of Options and Tandem SARs on Death. In the event of the death of the Participant prior to the Participant ceasing to be an Eligible Person, all Options and Tandem SARs of such Participant shall become immediately vested.
12.4    Term of Restricted Stock Units. Unless otherwise determined by the Compensation Committee:

(c)
in the event a Participant ceases to be an Eligible Person due to death or retirement, any then outstanding Restricted Stock Units that have not become vested and settled prior to the Participant ceasing to be an Eligible Person shall immediately vest and be settled as soon as reasonably practicable after the date that such Participant ceases to be an Eligible Person;

(d)
in the event a Participant ceases to be an Eligible Person due to resignation, any then outstanding Restricted Stock Units that have not become vested and settled prior to the Participant ceasing to be an Eligible Person shall immediately be forfeited and cancelled; and

(e)	in the event a Participant ceases to be an Eligible Person due to disability or termination without cause, any then outstanding Restricted Stock Units that have not become vested and settled prior to the Participant ceasing to be an Eligible Person shall vest and be settled at the discretion of the Compensation Committee.
12.5    Termination of a Participant for Cause. Notwithstanding any other provision hereof or in any Award Agreement, in the case of a Participant’s termination for cause, any and all then outstanding Awards granted to the Participant, whether or not vested, shall be immediately forfeited and cancelled, without any consideration therefore, and any and all rights of such Participant with respect to and arising from this Plan shall terminate, as of the commencement of the date that notice of such termination is given, without regard to any period of reasonable notice or any salary continuance, unless otherwise determined by the Compensation Committee.

13.	CHANGE IN STATUS
13.1    A change in the status, office, position or duties of a Participant from the status, office, position or duties held by such Participant on the date on which the Award was granted to such Participant will not result in the termination of the Award granted to such Participant provided that such Participant remains a director, officer, employee or Consultant of the Corporation or an Affiliate.

14.	NON-TRANSFERABILITY OF AWARDS
14.1    Each Award Agreement will provide that the Award granted thereunder is not transferable or assignable and may be exercised or settled, as the case may be, only by the Participant or, in the event of the death of the Participant or the appointment of a committee or duly appointed attorney of the Participant or of the estate of the Participant on the grounds that the Participant is incapable, by reason of physical or mental infirmity, of managing their affairs, the Participant’s legal representative or such committee or attorney, as the case may be (the “Legal Representative”).

15.	REPRESENTATIONS AND COVENANTS OF PARTICIPANTS
15.1    Each Award Agreement will contain representations and covenants of the Participant that:

(f)	the Participant is a director, officer, employee, or Consultant of the Corporation or an Affiliate or a person otherwise approved as an “Eligible Person” under this Plan by the Compensation Committee;

(g)	the Participant has not been induced to enter into such Award Agreement by the expectation of employment or continued employment with the Corporation or an Affiliate;

(h)
the Participant is aware that the grant of the Award and the issuance by the Corporation of Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document qualifying the distribution of the Awards or the Common Shares to be distributed thereunder under any applicable securities laws;

(i)
upon each exercise or settlement of an Award, the Participant, or the Legal Representative of the Participant, as the case may be, will, if requested by the Corporation, represent and agree in writing that the person is, or the Participant was, a director, officer, employee or Consultant of the Corporation or an Affiliate or a person otherwise approved as an “Eligible Person” under this Plan by the Compensation Committee and has not been induced to purchase the Common Shares by expectation of employment or continued employment with the Corporation or an Affiliate, and that such person is not aware of any commission or other remuneration having been paid or given to others in respect of the trade in the Common Shares; and

(j)
if the Participant or the Legal Representative of the Participant exercises or settles the Award, the Participant or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares received pursuant to the exercise or settlement of the Award, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Corporation is subject, including the Stock Exchange, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any Corporation, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States.

16.	PROVISIONS RELATED TO SHARE ISSUANCES
16.1    Each Award Agreement will contain such provisions as in the opinion of the Compensation Committee are required to ensure that no Common Shares are issued on the exercise or settlement of an Award unless the Compensation Committee is satisfied that the issuance of such Common Shares will be exempt from all registration or qualification requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Corporation is subject, including the Stock Exchange. In particular, if required by any regulatory authority to which the Corporation is subject, including the Stock Exchange, an Award Agreement may provide that shareholder approval to the grant of an Award must be obtained prior to the exercise or settlement of the Award or to the amendment of the Award Agreement.

17.	WITHHOLDING TAX
The Participant will be solely responsible for paying any applicable withholding taxes arising from the grant, vesting, exercise or settlement of any Award and payment is to be made in a manner satisfactory to the Corporation. Notwithstanding the foregoing, the Corporation will have the right to withhold from any Award or any Common Shares issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Corporation to the Participant, an amount equal to any such taxes.

18.	EXERCISE AND SETTLEMENT OF AWARDS DURING BLACKOUT PERIODS
18.1    Adjustment for Exercise of Awards during Blackout Periods. Where the expiry date of an Option or Tandem SAR occurs during a Blackout Period or within ten Non Blackout Trading Days following the end of a Blackout Period, the expiry date for such Option or Tandem SAR shall be the date which is ten Non-Blackout Trading Days following the end of such Blackout Period.
18.2    Extension for Settlement during Blackout Periods. Where the date for the settlement of Restricted Stock Units or the payment of a Settlement Amount occurs during a Blackout Period, the Corporation shall make such settlement or pay such Settlement Amount to the holder of such an Award within ten Non Blackout Trading Days following the end of such Blackout Period.

19.	SUSPENSION, AMENDMENT OR TERMINATION OF PLAN

19.1    Suspension, Amendment or Termination of Plan. This Plan will terminate on the tenth anniversary of the Effective Date. The Compensation Committee will have the right at any time to suspend, amend or terminate this Plan and, subject to Section 19.2, may:

(a)	with approval of shareholders of the Corporation by ordinary resolution make any amendment to any Award Agreement or the Plan; and

(b)	without approval of shareholders of the Corporation make the following amendments to any Award Agreement or the Plan:

(i)	amendments of a clerical nature, including but not limited to the correction of grammatical or typographical errors or clarification of terms;

(ii)	amendments to reflect any requirements of any regulatory authorities to which the Corporation is subject, including the Stock Exchange;

(iii)	subject to the terms and conditions of the Plan, amendments to vesting provisions of Award Agreements;

(iv)	extend the term of Options and Tandem SARs held by non-Insiders of the Corporation;

(v)
reduce the Exercise Price per Common Share under any Option held by non-Insiders of the Corporation or replace such Option with a lower Exercise Price per Common Share under such replacement Option; and

(vi)	amendments which provide cashless exercise features to an Option that require the full deduction of the number of underlying Common Shares from the total number of Common Shares subject to the Plan.

Notwithstanding the foregoing, all procedures and necessary approvals required under the applicable rules and regulations of all regulatory authorities to which the Corporation is subject shall be complied with and obtained in connection with any such suspension, termination or amendment to the Plan or amendments to any Award Agreement.
19.2    Limitations. In exercising its rights pursuant to Section 19.1, the Compensation Committee will not have the right to:

(a)
without the prior approval of shareholders and except as permitted pursuant to Article 20, (i) extend the term of an Option or Tandem SAR held by an Insider of the Corporation; or (ii) reduce the Exercise Price per Common Share under any Option held by an Insider of the Corporation; (iii) cancel any Option held by an Insider and replace such Option within three months; or (iv) increase the number of Common Shares or value subject to the limitations contained in Section 6.2;

(b)
affect in a manner that is adverse or prejudicial to, or that impairs, the benefits and rights of any Participant under any Award previously granted under this Plan (except as permitted pursuant to Article 20 and except for the purpose of complying with applicable securities laws or the bylaws, rules and regulations of any regulatory authority to which the Corporation is subject, including the Stock Exchange);

(c)	decrease the number of Common Shares which may be purchased pursuant to any Option (except as permitted pursuant to Article 20) without the consent of such Participant;

(d)	set the Exercise Price of any Option below the Fair Market Value of such Option on the date of grant;

(e)	increase the Exercise Price at which Common Shares may be purchased pursuant to any Option (except as permitted pursuant to Article 20) without the consent of such Participant;

(f)
extend the term of any Option beyond a period of ten years or the latest date permitted under the applicable rules and regulations of all regulatory authorities to which the Corporation is subject, including the Stock Exchange;

(g)	grant any Award if this Plan is suspended or has been terminated; or

(h)
change or adjust any outstanding U.S. Qualified Incentive Stock Option without the consent of the Participant if such change or adjustment would constitute a “modification” that would cause such U.S. Qualified Incentive Stock Option to fail to continue to qualify as a U.S. Qualified Incentive Stock Option.

19.3    Powers of Compensation Committee Survive Termination. The full powers of the Compensation Committee as provided for in this Plan will survive the termination of this Plan until all Awards have been exercised or settled in full or have otherwise expired.

20.	ADJUSTMENTS
20.1    Adjustments. Appropriate adjustments in the number of Common Shares subject to this Plan, as regards Awards granted or to be granted, in the Option Exercise Price of an Option, in the number of Common Shares to be issued or cash payments to be made in respect of the settlement of any Award, or any other matter of will be conclusively determined by the Compensation Committee to give effect to adjustments in the number of Common Shares resulting from subdivisions, consolidations, substitutions, or reclassifications of the Common Shares, the payment of stock dividends by the Corporation (other than dividends in the ordinary course) or other relevant changes in the capital of the Corporation or from a proposed merger, amalgamation or other corporate arrangement or reorganization involving the exchange or replacement of Common Shares of the Corporation for those in another corporation. Any dispute that arises at any time with respect to any such adjustment will be conclusively determined by the Compensation Committee, and any such determination will be binding on the Corporation, the Participant and all other affected parties.
20.2    Merger and Acquisition Transaction. In the event of a Merger and Acquisition Transaction or proposed Merger and Acquisition Transaction, the Compensation Committee, at its option, may do any of the following:

(a)
the Compensation Committee may, in a fair and equitable manner, determine the manner in which all unexercised Options or unsettled Awards granted under this Plan will be treated including, without limitation, requiring the acceleration of the time for the exercise or settlement of Awards by the Participants, the time for the fulfilment of any conditions or restrictions on such exercise or settlement, and the time for the expiry of such rights; or

(b)
the Compensation Committee or any corporation which is or would be the successor to the Corporation or which may issue securities in exchange for Common Shares upon the Merger and Acquisition Transaction becoming effective may offer any Participant the opportunity to obtain a new or replacement awards over any securities into which the Common Shares are changed or are convertible or exchangeable, on a basis proportionate to the number of Common Shares under Award, including Exercise Price, as applicable (and otherwise substantially upon the terms of the Award being replaced, or upon terms no less favourable to the Participant) including, without limitation, the periods during which the Award may be exercised or settled and expiry dates of such Awards; and in such event, the Participant shall, if he accepts such offer, be deemed to have released his Award over the Common Shares and such Award shall be deemed to have lapsed and be cancelled; or

(c)
the Compensation Committee may commute for or into any other security or any other property or cash, any Award that is still capable of being exercised or settled, upon giving to the Participant to whom such Award has been granted at least 30 days written notice of its intention to commute such Award, and during such period of notice, the Award, to the extent it has not been exercised or settled, may be exercised or settled by the Participant without regard to any vesting conditions attached thereto; and on the expiry of such period of notice, the unexercised or unsettled portion of the Award shall lapse and be cancelled.

Section 20.1 and subsections (a), (b) and (c) of this Section 20.2 are intended to be permissive and may be utilized independently or successively in combination or otherwise, and nothing therein contained shall be construed as limiting or affecting the ability of the Compensation Committee to deal with Awards in any other manner. All determinations by the Compensation Committee under this Section will be final, binding and conclusive for all purposes.
20.3    Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Compensation Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the U.S. Internal Revenue Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Compensation Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.
20.4    Limitations. The grant of Awards under this Plan will in no way affect the Corporation’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, amalgamate, reorganize, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets or engage in any like transaction.

20.5    No Fractional Shares. No adjustment or substitution provided for in this Article 20 will require the Corporation to issue a fractional share in respect of any Award and the total substitution or adjustment with respect to each Award will be limited accordingly.

21.	GENERAL
21.1    No Rights as Shareholder. Nothing herein or otherwise shall be construed so as to confer on any Participant any rights as a shareholder of the Corporation with respect to any Common Shares reserved for the purpose of any Award.
21.2    No Effect on Employment. Nothing in this Plan or any Award Agreement will confer upon any Participant any right to continue in the employ of or under contract with the Corporation or an Affiliate or affect in any way the right of the Corporation or any such Affiliate to terminate his or her employment at any time or terminate his or her consulting contract; nor will anything in this Plan or any Award Agreement be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any such Affiliate to extend the employment of any Participant beyond the time that he or she would normally be retired pursuant to the provisions of any present or future retirement plan of the Corporation or an Affiliate or any present or future retirement policy of the Corporation or an Affiliate, or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Corporation or an Affiliate. Neither any period of notice nor any payment in lieu thereof upon termination of employment shall be considered as extending the period of employment for the purposes of the Plan.
21.3    No Fettering of Directors’ Discretion. Nothing contained in this Plan will restrict or limit or be deemed to restrict or limit the right or power of the Board of Directors in connection with any allotment and issuance of Common Shares which are not allotted and issued under this Plan including, without limitation, with respect to other compensation arrangements.
21.4    Applicable Law. The Plan and any Award Agreement granted hereunder will be governed, construed and administered in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.
21.5    Interpretation. References herein to any gender include all genders and to the plural includes the singular and vice versa. The division of this Plan into Sections and Articles and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Plan.
21.6    Reference. This Plan may be referred to as the “Arbutus Biopharma 2011 Share Compensation Plan”.

EXHIBIT E
2016 OMNIBUS SHARE AND INCENTIVE PLAN
ARBUTUS BIOPHARMA CORPORATION
2016 OMNIBUS SHARE AND INCENTIVE PLAN

Purpose
The purpose of the Plan is to promote the interests of the Company by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors to promote the business and financial success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various share and cash based arrangements and provide them with opportunities for share ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

1.	Definitions
As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)
“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)	“Board” shall mean the Board of Directors of the Company.

(e)	“Cause” in respect of a Participant means:

(i)	if “Cause” is defined in an employment agreement between such Participant and the Company, the meaning of “Cause” as provided for in such employment agreement; and

(ii)
if Cause is not so defined, a circumstance that would entitle the Company to terminate the employment or services of such Participant at law without notice or compensation as a result of such termination;

(f)	“Change in Control” means, unless specified otherwise in an existing agreement with a Participant:

(i)	the sale of all or substantially all of the assets of the Company to a non-Affiliate;

(ii)	a merger, reorganization, or consolidation involving the Company in which the voting securities outstanding immediately prior to the transaction represent or are converted into or exchanged for securities of the surviving or resulting entity that, immediately upon completion of the transaction, represent less than 50% of the outstanding voting power of the surviving or resulting entity;

(iii)	the acquisition of all or a majority of the outstanding voting securities of the Company in a single transaction or a series of related transactions by a person or group of persons;
provided however, that a Change in Control shall not be deemed to have occurred if such Change in Control results solely from the issuance, in connection with a bona fide financing or series of financings by the Company or an Affiliate of the Company, of voting securities of the Company or an Affiliate of the Company or any rights to acquire voting securities of the Company or an Affiliate of the Company which are convertible into voting securities, or if the Company effects a transaction solely to change the Company’s domicile.

(g)
“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).

(h)	“Company” shall mean Arbutus Biopharma Corporation and any successor corporation.

(i)	“Director” shall mean a member of the Board.

(j)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)	“Effective Date” shall have the meaning ascribed thereto in Section 11 of the Plan;

(l)
“Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(m)
“Fair Market Value” with respect to a Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(n)
“Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.

(o)	“Good Reason” in respect of a Participant means:

(i)	if “Good Reason” is defined in an employment agreement between such Participant and the Company, the meaning of “Good Reason” as provided for in such employment agreement; and

(ii)
if Good Reason is not so defined, a circumstance that would allow a Participant to claim “constructive dismissal” at law, including a material diminution in the Participant’s title, responsibilities, reporting relationship or compensation.

(p)	“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be a U.S. Incentive Stock Option.

(q)	“Option” shall mean a U.S. Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(r)	“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(s)	“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(t)	“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(u)
“Performance Goal” with respect to a Performance Award shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

•	economic value added (EVA);

•	sales or revenue;

•	income (including without limitation operating income, pre tax income and income attributable to the Company);

•	cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);

•
earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

•
returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total shareholder return (TSR) and total business return (TBR));

•
implementation, completion or achievement of critical corporate objectives or projects, including specified milestones in the discovery, development, commercialization and/or manufacturing of one or more products or product candidates; and

•	share price (minimum $20.00 per Share).

Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) asset write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to shareholders and obtaining shareholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.

(v)	“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(w)	“Plan” shall mean the Arbutus 2016 Omnibus Share and Incentive Plan, as amended from time to time.

(x)	“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(y)
“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z)	“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the U.S. Exchange Act, as amended, or any successor rule or regulation.

(aa)	“Section 162(m)” shall mean Section 162(m) of the U.S. Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(bb)	“Section 409A” shall mean Section 409A of the U.S. Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(cc)
“Share” or “Shares” shall mean common shares without par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(dd)
“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the U.S. Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ee)	“Stock Appreciation Right” shall mean any right granted under Section 4(b) of the Plan.

(ff)	“U.S. Code” shall mean the Internal Revenue Code of 1986 of the United States, as amended from time to time, and any regulations promulgated thereunder.

(gg)	“U.S. Exchange Act” shall mean the Securities Exchange Act of 1934 of the United States, as amended.

(hh)	“U.S. Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the U.S. Code or any successor provision.

2.	Administration

(a)
Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)	Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the U.S. Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m), applicable exchange rules or applicable corporate law.

(c)
Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate

(d)
Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

3.	Shares Available for Awards

(a)
Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 5,000,000. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.

(b)
Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)
Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Awards that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)	Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the

Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award under the Plan; (C) Shares covered by a share-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)
Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)
Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)
Award Limitations Under the Plan. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(iv)
Section 162(m) Limitation for Awards Denominated in Shares. No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 2,500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(v)
Section 162(m) Limitation for Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash to any Eligible Person in the aggregate in any calendar year shall be $5,000,000 in value. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i).

(vi)
Limitation Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $500,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

4.	Eligibility
Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, a U.S. Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and a U.S. Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the U.S. Code or any successor provision.

5.	Awards

(a)
Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(iii)
Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(iv)
Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than a U.S. Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(v)
Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)
Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(vi)
U.S. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as U.S. Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all U.S. Incentive Stock Options under the Plan shall be 5,000,000 Shares.

(B)
The Committee will not grant U.S. Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which U.S. Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)
All U.S. Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(D)
Unless sooner exercised, all U.S. Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of a U.S. Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the U.S. Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, such U.S. Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)
The purchase price per Share for a U.S. Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the U.S. Incentive Stock Option; provided, however, that, in the case of the grant of a U.S. Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the U.S. Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, the purchase price per Share purchasable under a U.S. Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the U.S. Incentive Stock Option.

(F)
Any U.S. Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as a U.S. Stock Option.

(b)
Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)
Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)
Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a share certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the share transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock

Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)
Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below; provided, however, that to the extent a Performance Goal is based on share price, such Performance Goal shall include a minimum threshold share price of at least $20.00 per Share (subject to adjustment made under Section 4(c) of the Plan).

(i)
Timing of Designations; Duration of Performance Periods. For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(ii)
Certification. Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(e)
Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f)
Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

(g)	General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)
Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)
Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vii)
Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a Change in Control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the U.S. Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(viii)
Acceleration of Vesting or Exercisability. Award Agreements may provide that, in the event a Participant’s employment is terminated without Cause or a Participant resigns for Good Reason at any time during the 12-month period following a Change in Control, all Performance Awards shall be considered to be earned and payable based on implementation, completion or achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed; provided, however that no Award Agreement shall accelerate the exercisability of any Award or result in the lapse of restrictions relating to any Award in connection with a Change in Control unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Change in Control.

6.	Amendment and Termination; Corrections

(a)
Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(vii)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(viii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting,

expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(ix)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(x)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.
For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(A)
require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the National Association of Securities Dealers Inc. Automated Quotation System (NASDAQ) or any other securities exchange that are applicable to the Company;

(B)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(C)
increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to the Plan;

(D)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

(E)
permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(F)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b)
Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(iv)
either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(v)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(vi)
that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(vii)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)
Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

7.	Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

8.	General Provisions

(a)	Currency. Unless otherwise specified, all currency amounts are stated in United States dollars.

(b)
No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(c)
Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)
Plan Provisions Prevail. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall prevail.

(e)
No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(f)
No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(g)
No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(h)
Governing Law. The internal law, and not the law of conflicts, of the Province of British Columbia, Canada shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(i)
Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(j)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(k)
Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(l)
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(m)
Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

9.	Clawback or Recoupment
All Awards under this Plan shall be subject to any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto. Awards may be granted with additional clawback or recoupment conditions or provisions as may be determined by the Committee.

10.	Effective Date of the Plan
The Plan was adopted by the Board on April 5, 2016. The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on May 19, 2016, and the Plan shall be effective as of the date of such shareholder approval (the “Effective Date”).

11.	Term of the Plan
No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth anniversary of the Effective Date, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first shareholder meeting to occur in the fifth year following the year in which shareholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the shareholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

PROXY
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) OF ARBUTUS BIOPHARMA CORPORATION (the “Company” or “Arbutus”)
TO BE HELD AT Terminal City Club at 837 West Hastings Street, Vancouver, British Columbia on Thursday, May 19, 2016 at 2:00 pm (Pacific Time)

The undersigned shareholder of the Company hereby appoints, Dr. Mark J. Murray, President and Chief Executive Officer of the Company, or failing him, Bruce Cousins, Executive Vice President and Chief Financial Officer of the Company, or in the place of the foregoing, _____________________________ as proxyholder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote for and on behalf of the undersigned shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the said Meeting, or any adjournment thereof.
The undersigned shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the undersigned shareholder as specified herein.
In their discretion, the proxies are authorized to vote upon such business as may properly come before the Meeting or any adjournments or postponements thereof.

The undersigned shareholder hereby revokes any Proxy previously given to attend and vote at said Meeting.

SIGN HERE: _______________________________________
Please Print Name: _______________________________________
Date: _______________________________________

THIS PROXY IS NOT VALID UNLESS IT IS SIGNED. IF THIS PROXY IS NOT DATED, IT WILL BE DEEMED TO BE DATED SEVEN CALENDAR DAYS AFTER THE DATE ON WHICH IT WAS MAILED TO YOU, THE REGISTERED SHAREHOLDER. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

NOTICE OF INTERNET AVAILABILITY: The proxy materials for the Meeting are available on the Internet at http://investor.arbutusbio.com. You will not receive a paper or email copy of the proxy materials for the Meeting unless you specifically make a request in accordance with the instructions in the “Notification of Availability of Meeting Materials”.

Resolutions (For full details of each item, please see the enclosed Notice of Annual Meeting and Management Proxy Circular/Proxy Statement (the “Proxy Statement/Circular”)). Please indicate your proposal selection by placing an “X” in the appropriate space with blue or black ink only.

                                                                                                                    For                       Withhold
1. Election of Directors:
            To elect as a Director, Mr. Vivek Ramaswamy ___________ ___________
            To elect as a Director, Dr. Mark J. Murray ___________ ___________
            To elect as a Director, Mr. Herbert J. Conrad ___________ ___________
            To elect as a Director, Mr. Richard C. Henriques ___________ ___________
            To elect as a Director, Mr. Frank Karbe ___________ ___________
            To elect as a Director, Dr. Keith Manchester ___________ ___________
            To elect as a Director, Dr. William T. Symonds ___________ ___________

2. To ratify the appointment of KPMG LLP as ___________ ___________
independent auditor for the fiscal year ended December 31, 2016

                                                                                                         For                 Against               Abstain
3. To consider, and if thought advisable, approve an ________ ________ ________
ordinary resolution to approve certain amendments to the Company’s 2011 Omnibus Share Compensation Plan, as more particularly set forth in the accompanying Proxy Statement/ Circular

4. To consider, and if thought advisable, approve ________ ________ ________
an ordinary resolution to approve the Company’s 2016 Omnibus Share and Incentive Plan, as more particularly set forth in the accompanying Proxy Statement/ Circular

5. To transact such other business as may properly
come before the Meeting

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Board of Directors of the Company.

2.	If you are a registered shareholder and you wish to attend the Meeting to vote on the resolutions in person, please register your attendance with the Company’s scrutineers at the Meeting.

3.
If you cannot attend the Meeting but wish to vote on the resolutions, you have the right to appoint a person or company other than the designees of management named herein, who need not be a shareholder of the Company, to vote according to your instructions. To appoint someone other than the designees of management named, please insert your appointed proxyholder’s name in the space provided, sign and date and return the Proxy. Where you do not specify a choice on a resolution shown on the Proxy, this Proxy confers discretionary authority upon your appointed proxyholder.

4.
If you cannot attend the Meeting but wish to vote on the resolutions and to appoint one of the management appointees named, please leave the wording appointing a nominee as shown, sign and date and return the Proxy. Where you do not specify a choice on a resolution shown on the Proxy, a nominee of management acting as proxyholder will vote the securities as if you had specified an affirmative vote.

5.
The securities represented by this Proxy will be voted or withheld from voting in accordance with your instructions on any ballot of a resolution that may be called for and, if you specify a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the Proxy, or any other matters which may properly come before the Meeting, the securities will be voted by the appointed nominee as he or she in their sole discretion sees fit.

6.
If you vote on the resolutions and return your Proxy, you may still attend the Meeting and vote in person should you later decide to do so. If you are a registered shareholder and you wish to revoke your Proxy, you may do so by depositing a letter to that effect and delivering it to CST Trust Company PO Box 721, Agincourt, ON M1S 0A1, or by hand to 1600-1066 West Hastings St., Vancouver, BC V6E 3X1 (hand delivery), or to the address of the registered office of Arbutus at Farris, Vaughan, Wills & Murphy LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention: R. Hector MacKay-Dunn, Q.C., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy has been taken.

7.
In order to be entitled to vote or to have its shares voted at the Meeting, a shareholder which is a corporation (a “Corporate Shareholder”) must either (a) attach a certified copy of the directors’ resolution authorizing a representative to attend the Meeting on the Corporate Shareholder’s behalf, or (b) attach a certified copy of the directors’ resolution authorizing the completion and delivery of the Proxy.

To be represented at the Meeting, this Proxy must be received at the office of CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1 (mail) or 1600-1066 West Hastings St., Vancouver, BC V6E 3X1; facsimile: 1-866-781-3111 (toll free in North America) or 1-416-368-2502; scan and email to proxy@canstockta.com; by telephone using a touch-tone phone, 1-888-489-5760 (English) (toll free in North America) or 1-888-489-7352 (Bilingual) (toll free in North America) using your 13-digit control number; by casting your vote online at cstvotemyproxy.com using your 13-digit control number, in each case, no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The Chairman of the Meeting may waive the proxy cut-off without notice. The mailing address of CST Trust Company Inc. is Proxy Department, CST Trust Company Inc.: PO Box 721, Agincourt, ON M1S 0A1, or the address for delivery by hand is 1600-1066 West Hastings St., Vancouver, BC V6E 3X1.

NOTICE OF INTERNET AVAILABILITY: The proxy materials for the Meeting are available on the Internet at http://investor.arbutusbio.com. You will not receive a paper or email copy of the proxy materials for the Meeting unless you specifically make a request in accordance with the instructions in the “Notification of Availability of Meeting Materials”.